As filed with the Securities and Exchange Commission on April 30, 2002.

                                               Commission File No. 33-48922
                                               Commission File No.. 811-6720

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 26

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  26

                Meeder Advisor Funds (Formerly The Flex-Partners)
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             P. O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
             -------------------------------------------------------
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000

         Wesley F. Hoag, Vice President - Meeder Asset Management, Inc.
         --------------------------------------------------------------
             P. O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   It is proposed that this filing will become effective
       (check appropriate box).

/   /  immediately upon filing pursuant to paragraph (b) of Rule 485
/XXX/  on April 30, 2002 pursuant to paragraph (b) of Rule 485.
/   /  60 days after filing pursuant to paragraph (a)(1).
/   /  on (date) pursuant to paragraph (a)(1).
/   /  75 days after filing pursuant to paragraph (a)(2).
/   /  on (date) pursuant to paragraph (a)(2) on Rule 485.

If appropriate, check the following box:

/   /  This  post-effective  amendment  designates  a  new  effective date for a previously filed post-effective amendment.

The Asset Allocation, Utilities, Growth Stock, Money Market and International Equity Portfolios have also executed this Registration Statement.

                              MEEDER ADVISOR FUNDS

PROSPECTUS                              TACTICAL ASSET ALLOCATION FUND
APRIL 30, 2002
                                        UTILITY GROWTH FUND

                                        CORE EQUITY FUND

                                        INTERNATIONAL EQUITY FUND


     Meeder Advisor Funds is a family of funds that covers a variety of investment opportunities.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these  securities  or  passed  upon  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

                              Meeder Advisor Funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-494-3539 or 614-766-7074
                                Fax: 614-766-6669

                                TABLE OF CONTENTS

______________________________________________________________________ THE FUNDS

A fund by fund look at                  Tactical Asset Allocation Fund     _____
investment goals, strategies,           Utility Growth Fund                _____
risks, performance and expenses         Core Equity Fund                   _____
                                        International Equity Fund          _____

Information on who may want to          Who May Want to Invest             _____
invest and who may not want to invest

More information about the funds        More Information about the Funds   _____
you should know before investing        Who Manages the Funds?             _____
                                        How is the Trust Organized?        _____
                                        How Does Taxation Affect the
                                          Funds and Their Shareholders?    _____
                                        How to Read the Financial
                                          Highlights Table                 _____

_____________________________________________________________ SHAREHOLDER MANUAL


Information about account               How to Buy Shares                  _____
transactions and services               Distribution Fees                  _____
                                        How to Make Withdrawals
                                          (Redemptions)                    _____
                                        Transaction Policies               _____
                                        Other Shareholder Services         _____

________________________________________________________________ MORE ABOUT RISK

                                        Investment Practices, Securities
                                          and Related Risks                _____
                                        Risk and Investment Glossary       _____

___________________________________________________________ FOR MORE INFORMATION

Where to learn more about the funds     Back Cover

                         TACTICAL ASSET ALLOCATION FUND
                      (MRTAX - A Shares, MRTCX - C Shares)

     INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests all of its assets in a portfolio which invests primarily in other growth mutual funds that are not affiliated with the fund.

     MAIN STRATEGIES

     The fund  invests  all of its  assets  in the  Asset  Allocation  Portfolio
     (formerly, the Mutual Fund Portfolio), a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio is a "fund of funds" that pursues its investment goal through asset allocation and mutual fund selection. Normally, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The mutual funds in which the Portfolio invests are primarily growth funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The adviser overweights mutual fund types that it believes represent above average market potential with below average market risk. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds.

     The Portfolio may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Portfolio could be unable to achieve its investment objective. The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Portfolio strives to avoid losses during high risk market environments and strives to provide attractive returns during low risk markets. When the adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Portfolio will reduce or eliminate its position in growth mutual funds in order to attempt to preserve your capital. The Portfolio may also invest in common stocks directly.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     The Portfolio may invest in index-based investments and closed-end funds. See "Tactical Asset Allocation Fund - How does the Fund Pursue its Investment Goal?"

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

     MAIN RISK FACTORS

     When the Portfolio is invested primarily in growth mutual funds, the value of your investment will fluctuate in response to stock market movements. The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative. The underlying funds may invest in technology companies. The technology sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. Also, if the adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. Because the Portfolio invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Portfolio in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the fund owns. By investing indirectly in underlying funds through the fund, you will bear not only your proportionate share of the fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

     As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart shown below provides some indication of the risks of investing in the Tactical Asset Allocation Fund by showing changes in the fund's performance from year to year during the past six calendar years. The table shown compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS C ANNUAL TOTAL RETURNS1

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1996                        5.07%
          1997                       17.71%
          1998                       28.13%
          1999                       15.33%
          2000                      -17.24%
          2001                      -12.06%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 25.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.37% (quarter ended June 30, 2000).

Average Annual Total Returns
(for the periods ended                                                  Since
December 31, 2001)              Past One Year     Past Five Years     Inception1

Tactical Asset Allocation
  Fund - Class A
Return Before Taxes                -16.81%             3.77%             4.51%
S&P 500 Index2                     -11.88%            10.70%            13.04%
NASDAQ Composite Index3            -21.05%             8.60%            13.15%
Morningstar's Average Asset
  Allocation Fund4                  -4.83%             7.17%             8.70%

Average Annual Total Returns
(for the periods ended                                                  Since
December 31, 2001)              Past One Year     Past Five Years     Inception1

Tactical Asset Allocation
  Fund - Class C Return
  Before Taxes                     -13.29%             4.83%             6.61%
Class C Return after Taxes
  on Distributions                 -15.45%             1.98%             3.84%
Class C Return after Taxes
  on Distributions and
  Sale of Fund Shares               -8.63%             3.53%             4.84%
S&P 500 Index2                     -11.88%            10.70%            14.17%
NASDAQ Composite Index3            -21.05%             8.60%            13.15%
Morningstar's Average Asset
  Allocation Fund4                  -4.83%             7.17%             9.19%

Figures in this table reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C shares.

1 Class A inception date: 8/1/96; Class C inception date: 6/1/95.

2 The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

3 The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. One cannot invest directly in an index.

4 An index of funds such as Morningstar's Average Asset Allocation Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

     FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A     CLASS C
     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price)   5.75%1      None
     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                        None2       1.50%2
     Exchange fee                                      None        None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 3

                                                      CLASS A     CLASS C

          Management Fees4                             0.90%       0.90%
          Distribution and Service (12b-1) Fees        0.50%       1.00%
          Other Expenses5                              2.22%       0.91%
                                                       -----       -----
          Total Annual Fund Operating Expenses         3.62%       2.81%
          Expense Reimbursement6                       1.72%       0.56%
                                                       -----       -----
          Net Expenses                                 1.90%       2.25%

     1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

     2 A contingent deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any Class A purchases you made without a sales charge. A contingent deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     4 The management fees have been restated to reflect current fees.

     5 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2001.

     6 The adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.90% and 2.25%, respectively. The adviser may terminate this agreement after April 30, 2003.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,470      $2,203     $4,126

     Class C      $378       $818        $1,435     $3,097

     You would pay the following expenses if you did not redeem your shares:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,470      $2,203     $4,126

     Class C      $228       $818        $1,435     $3,097

     Of course, your actual costs may be higher or lower.

                               UTILITY GROWTH FUND
                      (MAUAX - A SHARES, MAUCX - C SHARES)

     INVESTMENT GOAL

     The fund seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

     MAIN STRATEGIES

     The fund invests all of its assets in the Utilities Portfolio (formerly, the Utilities Stock Portfolio), a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Under normal circumstances, the Portfolio generally invests at least 80% of the value of its net assets in the securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public and at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

     The subadviser utilizes fundamental analysis to identify those securities that it believes provide current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

     Except for the Portfolio's concentration policy, none of the Portfolio's investment goals are fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goals?" under "More Information About the Funds."

     MAIN RISK FACTORS

     Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. The fund may invest in telecommunications companies. The telecommunications sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. The fund may not invest in electric utilities that generate power from nuclear reactors. Because of this prohibition, the fund may miss out on investment opportunities that become profitable in these types of electrical utilities. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart shown below provides some indication of the risks of investing in the Utility Growth Fund by showing changes in the fund's performance from year to year during the past six calendar years. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS A ANNUAL TOTAL RETURNS1

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1996                       12.62%
          1997                       28.41%
          1998                        8.34%
          1999                       20.34%
          2000                       20.37%
          2001                      -14.96%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 13.52% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.33% (quarter ended September 30, 1998).

Average Annual Total Returns
(for the periods ended                                                  Since
December 31, 2001)              Past One Year     Past Five Years     Inception1

Utility Growth Fund - Class A
  Return Before Taxes              -19.84%             10.07%           12.09%
Class A Return after Taxes on
  Distributions                    -20.19%              7.69%            9.75%
Class A Return after Taxes on
  Distributions and Sale of
  Fund Shares                      -11.97%              7.63%            9.31%
Utility Growth Fund - Class C
  Return Before Taxes              -17.14%             10.81%           12.65%
S&P 500 Index2                     -11.88%             10.70%           13.56%3
Morningstar's Average
  Utility Fund4                    -21.21%              7.99%           10.39%3

Figures in this table reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

1 Inception date for Class A and C Shares: 7/11/95.

2 The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

3 Represents average annual total returns from 7/31/95 through 12/31/01.

4 An index of funds such as Morningstar's Average Utility Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

     FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A     CLASS C
     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price)   5.75%1      None
     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                        None        1.50%2
     Exchange fee                                      None        None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

     ANNUAL  FUND  OPERATING  EXPENSES  (EXPENSES  THAT ARE  DEDUCTED  FROM FUND
     ASSETS)3

                                                      CLASS A     CLASS C

          Management Fees                              1.00%       1.00%
          Distribution and Service (12b-1) Fees        0.50%       1.00%
          Other Expenses4                              0.56%       0.57%
                                                       -----       -----
          Total Annual Fund Operating Expenses         2.06%       2.57%
          Expense Reimbursement5                       0.16%       0.32%
                                                       -----       -----
          Net Expenses                                 1.90%       2.25%

     1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

     2 A contingent deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     4 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 2001.

     5 The adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.90% and 2.25%, respectively. The adviser may terminate this agreement after April 30, 2003.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,169      $1,606     $2,815

     Class C      $378       $769        $1,337     $2,881

     You would pay the following expenses if you did not redeem your shares:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,169      $1,606     $2,815

     Class C      $228       $769        $1,337     $2,881

     Of course, your actual costs may be higher or lower.

                                CORE EQUITY FUND
                      (MRCAX - A SHARES, MRCCX - C SHARES)

     INVESTMENT GOAL

     The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

     MAIN STRATEGIES

     The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's
     Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

     The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, goods and services, consumer durables, consumer non-durables, energy, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

     MAIN RISK FACTORS

     The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart shown below provides some indication of the risks of investing in the Core Equity Fund by allowing showing changes in the fund's performance from year to year during the past four calendar years. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS A ANNUAL TOTAL RETURNS1

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1998                       22.78%
          1999                       21.16%
          2000                      -10.07%
          2001                      -13.88%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 19.94% (quarter ended December 31, 1998), and the lowest return for a quarter was -15.84% (quarter ended September 30, 2001).

Average Annual Total Returns
(for the periods ended
December 31, 2001)                            Past One Year     Since Inception1

Core Equity Fund - Class A
  Return Before Taxes                            -18.82%              2.34%
Class A Return after Taxes
   on Distribution                               -19.86%              1.67%
Class A Return after Taxes on
  Distributions and Sale of Fund Shares          -10.47%              1.79%
Core Equity Fund - Class C
  Return Before Taxes                            -15.41%              3.50%
S&P 500 Index2                                   -11.88%              5.69%

Figures in this table reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class C shares will vary from the after-tax returns presented for Class A shares.

1 Inception date for Class A and Class C Shares 7/31/97

2 The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON] FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A     CLASS C
     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price)   5.75%1      None
     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                        None2       1.50%2
     Exchange fee                                      None        None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 3

                                                      CLASS A     CLASS C

          Management Fees                              0.99%       0.99%
          Distribution and Service (12b-1) Fees        0.50%       1.00%
          Other Expenses4                              0.80%       0.80%
                                                       -----       -----
          Total Annual Fund Operating Expenses         2.29%       2.79%
          Expense Reimbursement5                       0.39%       0.54%
                                                       -----       -----
          Net Expenses                                 1.90%       2.25%

     1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

     2 A contingent deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any Class A purchases you made without a sales charge. A contingent deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

     4 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 2001.

     5 The adviser has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.90% and 2.25%, respectively. The adviser may terminate this agreement after April 30, 2003.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,214      $1,696     $3,021

     Class C      $378       $814        $1,426     $3,080

     You would pay the following expenses if you did not redeem your shares:

                 1 Year     3 Years     5 Years    10 Years
                 ------     -------     -------    --------

     Class A      $757       $1,214      $1,696     $3,021

     Class C      $228       $814        $1,426     $3,080

     Of course, your actual costs may be higher or lower.

                            INTERNATIONAL EQUITY FUND
                                     (MRIEX)

     INVESTMENT GOAL

     The fund seeks long-term growth. To pursue this goal, the fund invests primarily in equity securities of foreign issuers.

     MAIN STRATEGIES

     The fund invests all of its assets in the International Equity Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information about the Funds."

     Normally, the Portfolio will be invested in equity securities of foreign issuers domiciled in developed countries. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, and depositary receipts. The Portfolio intends to diversify its assets broadly among countries and will normally invest in at least three countries.

     The Portfolio may invest up to 100% of its assets in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The Portfolio pursues its investment goal by focusing on four global themes and they are:

     COMPETITIVE ADVANTAGE: Companies with a clear competitive edge from exceptional management, low production costs, innovative R&D, quality products, or imaginative use of technology and e-commerce.

     RESTRUCTURING:   Companies  that  can  release  shareholder  value  through restructuring and developing a clearer focus on their core businesses.

     DISINFLATIONARY WORLD: In an era of stable or falling prices, companies with market dominance, strong brands or a powerful niche presence are better placed to withstand pressure on margins.

     MISALLOCATION OF CAPITAL: Core industries, such as power generation, transport, housing and education have been badly underfunded in recent years. This is due to change.

     Key global themes are identified in conjunction with the Economics/Strategy team. These should span geographic boundaries and industries. Having identified these themes, likely attributes are highlighted form which the bottom up stock analysts select key stock beneficiaries to suit the thematic criteria. A global theme buy list is compiled of primarily large/mid capitalized stocks, from which the global equity team compile the portfolio. The aim is to achieve a high quality and well-diversified global equity portfolio, yet focusing upon core themes rather than merely the geographic domicile of a stock.

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

     MAIN RISK FACTORS

     As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because it invests internationally, the fund carries additional risks, which may make the fund more volatile than a comparable domestic growth fund.

     The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

     Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

                                   PERFORMANCE

     The bar chart below provides some indication of the risks of investing in the International Equity Fund by showing changes in the fund's performance from year to year during the past four calendar years. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS1

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1998                      19.78%
          1999                      30.07%
          2000                     -13.37%
          2001                     -23.40%

1 Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 20.57% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.53% (quarter ended March 31, 2001).

Average Annual Total Returns
(for the periods ended
December 31, 2001)                            Past One Year     Since Inception1

International Equity Fund Return
Before Taxes                                     -27.81%             -1.19%
Return after Taxes on Distributions              -27.81%             -2.55%
Return after Taxes on Distributions
  and Sale of Fund Shares                        -16.94%             -1.20%
MSCI EAFE Index2                                 -21.44%              0.00%
Morningstar's Average Foreign
  Stock Fund3                                    -21.20%              1.07%

Figures in this table reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

1 Inception date 9/2/97

2 The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia and the Far East. The MSCI EAFE Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

3 An index of funds such as Morningstar's Average Foreign Stock Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

     FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price)           5.75%1
     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                                None2
     Exchange fee                                              None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

     ANNUAL  FUND  OPERATING  EXPENSES  (EXPENSES  THAT ARE  DEDUCTED  FROM FUND
     ASSETS)

          Management Fees                                      1.00%
          Distribution and Service (12b-1) Fees3               0.04%
          Other Expenses4                                      0.95%
                                                               -----
          Total Annual Fund Operating Expenses                 1.99%

     1 The sales charge applied to purchases of shares of the fund declines as the amount invested increases. See "How to Buy Shares."

     2 A contingent deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any purchases you made without a sales charge. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     3 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 2001; however, the Fund may incur up to 0.25% in distribution (12b-1) fees.

     4 "Other Expenses" are based on expenses actually incurred by the fund for the year ended December 31, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

          1 Year     3 Years     5 Years     10 Years
          ------     -------     -------     --------

           $765       $1,164      $1,586      $2,759

     Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

TACTICAL ASSET ALLOCATION FUND

     The fund may be appropriate if you:

     o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

     o    are seeking to diversify your portfolio

     o    are investing with a long-term horizon

     The fund may not be appropriate if you:

     o    are investing to meet short-term financial goals

     o    are seeking to be invested in the stock market at all times

     o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

UTILITY GROWTH FUND

     The fund may be appropriate if you:

     o    are seeking a more conservative, income-oriented equity investment

     o    are looking to supplement your core equity holdings

     o    are a socially responsible investor

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

     o    desire an investment that is diversified over several market sectors

CORE EQUITY FUND

     The fund may be appropriate if you:

     o    are seeking long-term growth potential

     o are seeking a fund for the growth portion of an asset allocation portfolio

     o    are more comfortable with a focus on established, well-known companies

     o    are seeking to diversify your portfolio

     o    are  willing  to  accept  the  higher   short-term   risk  along  with
          potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

INTERNATIONAL EQUITY FUND

     The fund may be appropriate if you:

     o    are seeking to diversify a portfolio of domestic investments

     o are seeking access to markets that can be less accessible to individual investors

     o    are investing with a long-term horizon

     o are willing to accept higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o    are investing to meet short-term financial goals

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

Each fund seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. These funds and their corresponding portfolios are as follows:

     Fund                                      Portfolio
     ----                                      ---------

     Tactical Asset Allocation Fund    <->     Asset Allocation Portfolio
     Utility Growth Fund               <->     Utilities Portfolio
     Core Equity Fund                  <->     Growth Stock Portfolio
     International Equity Fund         <->     International Equity Portfolio

     Each Portfolio has the same investment goal as its corresponding fund. Each of these funds' investment policies are also substantially similar to its corresponding Portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each of these funds buys shares of its corresponding Portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding Portfolio.

     It is possible that a fund may have to withdraw its investment in its corresponding Portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a Portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

TACTICAL ASSET ALLOCATION FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio will seek to achieve its investment goal through asset allocation and mutual fund selection. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Portfolio will not invest in other funds of the Meeder Advisor Funds family of funds or the Flex-funds family of funds, the corresponding portfolios of which are also managed by the adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets.

     The manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Portfolio. The Portfolio may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

     The Portfolio may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

     The Portfolio may invest in shares of Exchange Traded Funds ("ETFs"). ETFs are mutual funds that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

     The Portfolio may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System

     (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

     The Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Portfolio purchases will ever decrease. In fact, it is possible that this market discount may increase, and the fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio's shares. Similarly, there can be no assurance that any shares of a close-end fund purchased by the Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Portfolio.

UTILITY GROWTH FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 80% of the value of its net assets in the securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public and at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

CORE EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. Money market instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. Investment grade bonds are those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous. Money market instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. Investment grade bonds are those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

INTERNATIONAL EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Normally, the Portfolio will be invested in equity securities of foreign issuers domiciled in developed countries. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. However, the

     Portfolio is not required to invest in such securities. Rather, the Portfolio may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions. The Portfolio intends to diversify its assets broadly among countries and normally invests in at least three foreign countries. The Portfolio may, however, invest a substantial portion of its assets in one or more of such countries. The Portfolio may also invest up to a maximum of 5% of its assets in developing markets.

     Developed countries include, among others: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Hong Kong, Japan, New Zealand, and Singapore.

     Developing countries include, among others: Poland, Czech Republic, Hungary, Turkey, India, Malaysia, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile, Venezuela, and Mexico.

     The Portfolio may invest in  "traditional"  derivatives,  such as financial futures contracts, stock index futures contracts, foreign currency contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the fund.

     The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by:

     o Engaging in forward currency contracts, which are agreements between two parties to exchange currencies at a set price on a future date.

     o Purchasing and writing put and call options on foreign currencies, which are contracts involving the right or obligation to deliver or receive assets or money depending on the future performance of a currency.

     o    Trading currency futures contracts and options on such contracts.

     The Portfolio may also lend its portfolio securities.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the Portfolio may invest up to 20% of its assets in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

                             WHO MANAGES THE FUNDS?

THE BOARD. The board of trustees oversees the management of the funds and the Portfolios and elects their officers. The officers are responsible for the funds and the Portfolios' day-to-day operations. Information concerning the trustees and officers of both the funds and the Portfolios appears in the Statement of Additional Information.

MANAGERS. The Portfolios' investment advisers and subadvisers are as follows:

Portfolio, if any, and             Investment               Investment
Corresponding Fund                 Adviser                  Subadviser(s)
------------------                 -------                  -------------

Asset Allocation Portfolio         Meeder Asset             None
(Tactical Asset Allocation Fund)   Management, Inc.

Utilities Portfolio                Meeder Asset             Miller/Howard
(Utility Growth Fund)              Management, Inc.         Investments, Inc.

Growth Stock Portfolio             Meeder Asset             Sector Capital
(Core Equity Fund)                 Management, Inc.         Management, L.L.C.
                                                            and the Sector
                                                            Advisers (see
                                                            "Sector Advisers -
                                                            Growth Stock
                                                            Portfolio")
International Equity Portfolio
(International Equity Fund)        Meeder Asset             CGU Fund Management
                                   Management, Inc.

INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"),  formerly known as
R. Meeder & Associates, Inc., serves as investment adviser to the portfolios. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 2001, Meeder and its affiliates managed approximately $1.7 billion in assets. Meeder maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 2001, Sector Capital managed approximately $1.1 billion in assets. Sector Capital has its principal offices at 51 Germantown Court, Suite 309, Cordova, TN 38018.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among nine industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. Meeder and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of Meeder's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance;

level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Core Equity Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Core Equity Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of the Core Equity Fund approved the operation of the Trust in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

o    making investment decisions for the Growth Stock Portfolio, and

o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the transportation sector of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2001, Miller/Howard managed approximately $357 million in assets. Lowell G. Miller, President and Chief Investment Officer of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 324 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     W. H. REAVES & COMPANY, INC. serves as sector adviser to the utilities sector of the Growth Stock Portfolio. Reaves is a registered investment adviser that has been providing investment services to employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1977. As of December 31, 2001, Reaves managed approximately $1.2 billion in assets. W. H. Reaves, President and Chief Investment Officer, and Mark D. Luftig, Executive Vice President, are the portfolio managers primarily responsible for the day-to-day management of the assets of the Growth Stock Portfolio allocated to Reaves. Mr. Reaves, the founder of W. H. Reaves & Company, Inc., has over 50 years of investment experience and serves as portfolio manager and utility analyst. Mr. Luftig, with over 30 years of investment experience, has been with Reaves since 1995 and serves as a portfolio manager and utility analyst. Reaves' principal executive offices are located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 2001, Barrow managed approximately $28.6 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Ms. Gilday has served as a portfolio manager and Principal for Barrow since January 1998. From 1993 to January 1998, Ms. Gilday served as a securities analyst at Hancock Institutional Equity Services and Advest Inc. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 2001, The Mitchell Group held discretionary authority over approximately $404 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the goods and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 2001, Ashland managed approximately $2 billion in assets. Terence J. McLaughlin, Chief Investment Officer of Ashland, and Deborah C. Ohl, a Vice President and Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at One Battery Park Plaza, New York, New York 10004.

     MATRIX ASSET ADVISORS, INC. serves as sector adviser to the financial sector of the Growth Stock Portfolio. Matrix is a registered investment adviser that has provided investment management services to individuals, pension and profit sharing plans, trusts, charitable organizations and corporations since 1986. As of December 31, 2001, the firm managed approximately $763 million in assets. David A. Katz is the portfolio manager primarily responsible for the day to day management of those assets of the Growth Stock Portfolio allocated to Matrix. Mr. Katz, a co-founder of Matrix, is the President of the firm and has served as its Chief Investment Officer since the firm's inception. Matrix's executive offices are located at 747 Third Avenue, 31st Floor, New York, New York 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 2001, Dresdner RCM had approximately $40.5 billion under management and advice in San Francisco and an additional $21.8 billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 2001 totaling approximately $455 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Senior Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has 18 years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

INVESTMENT SUBADVISER - UTILITIES PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Portfolio's subadviser, makes investment decisions for the Utilities Portfolio. Meeder continues to have responsibility for all investment advisory services provided to the Utilities Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2001, Miller/Howard managed approximately $357 million in assets. Miller/Howard has its principal offices at 324 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

INVESTMENT SUBADVISER - INTERNATIONAL EQUITY PORTFOLIO

CGU Fund Management ("CGU FM") is the investment subadviser to the International Equity Portfolio. CGU FM is a wholly-owned subsidiary of CGNU Plc, an international insurance and financial services organization that was formed as a result of the mergers of Commercial Union and General Accident in 1998 and Norwich Union in 2000. As of December 31, 2001, CGU FM and its affiliates managed $153 billion in assets worldwide. CGU FM is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. CGU FM is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986. CGU FM and its affiliates have their principal offices at No. 1 Poultry, London, England EC2R 8EJ and have investment offices in Boston, Tokyo and Singapore. In addition it has group affiliate investment offices in Amsterdam, Paris, Boston, Toronto, Frankfurt, Madrid, Dublin, Warsaw, Rio de Janeiro and Melbourne.

Meeder continues to have responsibility for all investment advisory services provided to the fund and supervises CGU FM's performance of such services.

PORTFOLIO MANAGERS

The individuals primarily responsible for the management of each of the Portfolios are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock
Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Portfolio on behalf of the subadviser. Mr. Gurner has managed the Portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal ExpressMr. Robert M. Wagner, CFA, Portfolio Manager of Meeder, is primarily responsible for managing the Portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of Meeder. Mr. Wagner has managed assets on behalf of Meeder since 2001. Please see "Sector
Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES PORTFOLIO. The portfolio manager responsible for the Utilities Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the Portfolio since its inception in 1995.

THE ASSET ALLOCATION PORTFOLIO. A team of persons employed by Meeder Asset Management, Inc. will be jointly and primarily responsible for the day-to-day management of the Portfolio. This team is replacing the previously arrangement which consisted of co-portfolio managers.

INTERNATIONAL EQUITY PORTFOLIO. Michael Jennings, CGU FM's Head of Global Equities is the lead portfolio manager of the fund.

The fund managers are supported by stock analysts located in offices around the world and by a dedicated strategy and top-down team.

MANAGEMENT FEES. During the calendar year ended December 31, 2001, the Portfolios paid management fees totaling the following:

                                               Management Fee as Percentage
     Fund                                       of Average Daily Net Assets
     ----                                       ---------------------------

     Asset Allocation Portfolio                            0.90%
     Utilities Portfolio                                   1.00%
     Growth Stock Portfolio                                0.99%
     International Equity Portfolio                        1.00%

For more information about management fees, please see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

DISTRIBUTOR. Adviser Dealer Services, Inc. ("ADS"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of Meeder, serves as the distributor of the shares of the funds.

                           HOW IS THE TRUST ORGANIZED?

     Each fund is an open-end management investment company that is a series of the Meeder Advisor Funds trust (the "Trust").

     The board of trustees of the Trust oversees the funds' activities. The board retains various companies to carry out the funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, each Portfolio's advisers may use brokerage firms that market the Portfolio's corresponding fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the advisers believe a brokerage firm can provide this combination, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a Portfolio to reduce it, or its corresponding fund's, expenses.

DIVERSIFICATION

     All of the funds are diversified, which means each fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. However, under certain circumstances, a fund may invest more than 5% of its assets in the shares of one mutual fund.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DO THE PORTFOLIOS EARN INCOME AND GAINS?

     The Portfolios may earn dividends and interest (the Portfolios' "income") on their investments. When a Portfolio sells a security for a price that is higher than it paid, it has a gain. When a Portfolio sells a security for a price that is lower than it paid, it has a loss. If a Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Portfolio's gains and losses are netted together, and, if a Portfolio has a net gain (a Portfolio's "gains"), that gain will generally be distributed to you.

TAXATION OF THE PORTFOLIOS' INVESTMENTS

     The Portfolios invest your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a Portfolio's or the International Equity Fund's investments in foreign securities. These taxes will reduce the amount of the funds' distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the funds' income and gains on their corresponding Portfolios' investments in stocks and other securities. The funds' income and short-term capital gains are paid to you as ordinary dividends. The funds' long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the funds' distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the funds are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The Utility Growth Fund pays dividends from its net investment income on a monthly basis. The Core Equity Fund and the Tactical Asset Allocation Fund pay dividends from their net investment income on a quarterly basis. The International Equity Fund pays dividends from its net investment income on at least an annual basis. All funds distribute capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the funds in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Meeder Advisor Funds' fund is treated as a redemption of fund shares and then a purchase of shares of the other Meeder Advisor Funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Meeder Advisor Funds' fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally be subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the funds.

     In Kind Distributions. THE MEEDER ADVISOR FUNDS HAS RESERVED THE RIGHT TO PAY REDEMPTION PROCEEDS BY A DISTRIBUTION IN KIND OF PORTFOLIO SECURITIES (RATHER THAN CASH) IN THE EVENT OF AN EMERGENCY OR WHEN, IN THE OPINION OF A MEEDER ADVISOR FUNDS' FUND OR MEEDER, PAYMENT IN CASH WOULD BE HARMFUL TO EXISTING SHAREHOLDERS. IN THE EVENT THE FUND MAKES AN IN KIND DISTRIBUTION, YOU COULD INCUR BROKERAGE AND TRANSACTION CHARGES WHEN CONVERTING THE SECURITIES TO CASH.

     BACKUP WITHHOLDING. By law, the funds must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     This explanation uses the Core Equity Fund - Class A as an example. The fund began calendar year 2001 with a net asset value (price) of $16.12 per share. During the year, the fund had a net investment loss of $0.07 per share (interest and dividends less operating expenses) and lost ($2.24) per share from investments that had depreciated in value or that were sold for lower prices than the fund paid for them.

     Shareholders received $0.89 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings loss ($2.24 per share) minus the distributions ($0.89 per share) resulted in a share price of $12.99 at the end of the year. This was a decrease of $3.13per share (from $16.12 at the beginning of the year to $12.99 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return for Class A Shares of the fund was -13.88% for the year.

     As of December 31, 2001, the Core Equity Fund Class A shares had approximately $4,114,000 in net assets. For the year, the Core Equity Fund Class A shares' expense ratio was 1.84% ($18.40 per $1,000 of net assets); and its net investment loss amounted to 0.42% of its average net assets. It sold and replaced securities valued at 36.99% of its net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.

                                                    2001                        2000                        1999
TACTICAL ASSET ALLOCATION FUND             CLASS A       CLASS C       CLASS A       CLASS C       CLASS A       CLASS C
                                           -------       -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   10.05     $   11.46     $   12.50     $   14.15     $   13.87     $   15.33
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  (0.04)**      (0.07)**       0.27**        0.30**        0.06          0.06
-------------------------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)             (1.14)        (1.31)        (2.35)        (2.72)         1.80          1.99
-------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations              (1.18)        (1.38)        (2.08)        (2.42)         1.86          2.05
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
From Net Investment Income                    (0.66)        (0.62)        (0.37)        (0.27)        (0.06)        (0.06)
-------------------------------------------------------------------------------------------------------------------------
From Net Capital Gains                           --            --          0.00          0.00         (0.87)        (2.90)
-------------------------------------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                  --            --          0.00          0.00         (2.30)        (0.27)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.66)        (0.62)        (0.37)        (0.27)        (3.23)        (3.23)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $    8.21     $    9.46     $   10.05     $   11.46     $   12.50     $   14.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
REDEMPTION CHARGES AND ASSUMES
REINVESTMENT OF DISTRIBUTIONS)               (11.76%)      (12.06%)      (16.90%)      (17.24%)       15.62%        15.33%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $     277     $   2,756     $     376     $   9,872     $     625     $  22,068
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets       1.80%         2.16%         1.75%         2.14%         1.77%         2.13%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                     (0.39%)       (0.70%)        2.39%         2.00%         1.02%         0.45%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before reimbursement of fees and/or
   expenses paid indirectly(2)                3.68%         2.87%         2.34%         2.16%         3.66%         2.24%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                  297.81%       297.81%       405.88%       405.88%       787.66%       787.66%
-------------------------------------------------------------------------------------------------------------------------

                                                    1998                        1997
TACTICAL ASSET ALLOCATION FUND             CLASS A       CLASS C        CLASS A      CLASS C
                                           -------       -------        -------      -------

NET ASSET VALUE, BEGINNING OF PERIOD      $   11.07     $   12.25     $   12.56     $   13.52
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                   0.05          0.05          0.40          0.14
---------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)              3.07          3.38          1.78          2.26
---------------------------------------------------------------------------------------------
Total From Investment Operations               3.12          3.43          2.18          2.40
---------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------
From Net Investment Income                    (0.05)        (0.05)        (0.40)        (0.14)
---------------------------------------------------------------------------------------------
From Net Capital Gains                        (0.27)        (0.30)        (2.93)        (3.17)
---------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                0.00          0.00         (0.34)        (0.36)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.32)        (0.35)        (3.67)        (3.67)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   13.87     $   15.33     $   11.07     $   12.25
---------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
REDEMPTION CHARGES AND ASSUMES
REINVESTMENT OF DISTRIBUTIONS)                28.38%        28.13%        17.29%        17.71%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $      59     $  14,982     $      36     $  14,501
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets       2.00%         2.10%         2.00%         2.10%
---------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                      0.45%         0.39%         0.99%         0.86%
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before reimbursement of fees and/or
   expenses paid indirectly(2)               10.38%         2.48%         6.16%         2.50%
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                  128.31%       128.31%       395.42%       395.42%
---------------------------------------------------------------------------------------------

(1)  Represents turnover rate of corresponding portfolio
(2) Ratio includes expenses paid indirectly in corresponding portfolio Per share amounts were calculated using the average share method.

                                                    2001                        2000                        1999
UTILITY GROWTH FUND                        CLASS A       CLASS C       CLASS A       CLASS C       CLASS A       CLASS C
                                           -------       -------       -------       -------       -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   20.36     $   20.00     $   19.73     $   19.47     $   18.59     $   18.38
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          0.29          0.22          0.27          0.17          0.29          0.20
-------------------------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)             (3.31)        (3.38)         3.63          3.56          3.44          3.38
-------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations              (3.02)        (3.16)         3.90          3.73          3.73          3.58
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
From Net Investment Income                    (0.29)        (0.23)        (0.25)        (0.16)        (0.29)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
In Excess of Net Investment Income               --            --          0.00         (0.02)         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
From Net Capital Gains                        (0.01)        (0.01)        (3.02)        (2.65)        (0.01)         0.00
-------------------------------------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                  --            --          0.00         (0.37)        (2.29)        (2.29)
-------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions             (0.30)        (0.24)        (3.27)        (3.20)        (2.59)        (2.49)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   17.04     $   16.60     $   20.36     $   20.00     $   19.73     $   19.47
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
   REDEMPTION CHARGES AND ASSUMES
   REINVESTMENT OF DISTRIBUTIONS)            (14.96%)      (15.90%)       20.37%        19.72%        20.34%        19.72%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $   3,098     $   1,947     $   3,083     $   3,367     $   2,082     $   2,156
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets       1.85%         2.25%         1.75%         2.25%         1.82%         2.25%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income
   to Average Net Assets                      1.57%         1.21%         1.28%         0.79%         1.47%         0.97%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before reimbursement of fees and/or
   expenses paid indirectly(2)                2.14%         2.65%         2.83%         3.30%         2.89%         3.37%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                   22.74%        22.74%        37.07%        37.07%        69.20%        69.20%
-------------------------------------------------------------------------------------------------------------------------

                                                    1998                        1997
UTILITY GROWTH FUND                        CLASS A       CLASS C        CLASS A      CLASS C
                                           -------       -------        -------      -------

NET ASSET VALUE, BEGINNING OF PERIOD      $   17.37     $   17.17     $   15.09     $   14.91
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------
Net Investment Income                          0.23          0.16          0.22          0.19
---------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)              1.20          1.21          4.03          3.99
---------------------------------------------------------------------------------------------
Total From Investment Operations               1.43          1.37          4.25          4.18
---------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------
From Net Investment Income                    (0.21)        (0.16)        (0.22)        (0.19)
---------------------------------------------------------------------------------------------
In Excess of Net Investment Income             0.00          0.00          0.00          0.00
---------------------------------------------------------------------------------------------
From Net Capital Gains                         0.00          0.00          0.00          0.00
---------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                0.00          0.00         (1.75)        (1.73)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.21)        (0.16)        (1.97)        (1.92)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   18.59     $   18.38     $   17.37     $   17.17
---------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
   REDEMPTION CHARGES AND ASSUMES
   REINVESTMENT OF DISTRIBUTIONS)              8.34%         8.08%        28.41%        28.25%
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $   1,550     $   1,299     $   1,285     $   1,283
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets       2.00%         2.25%         2.00%         2.25%
---------------------------------------------------------------------------------------------
Ratio of Net Investment Income
   to Average Net Assets                      1.20%         0.93%         1.36%         1.21%
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before reimbursement of fees and/or
   expenses paid indirectly(2)                3.82%         4.33%         4.07%         4.56%
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)                   51.36%        51.36%        41.22%        41.22%
---------------------------------------------------------------------------------------------

(1)  Represents turnover rate of corresponding portfolio
(2)  Ratio includes fees waived in corresponding portfolio

                                                    2001                        2000                        1999
CORE EQUITY FUND                           CLASS A       CLASS C       CLASS A       CLASS C       CLASS A       CLASS C
                                           -------       -------       -------       -------       -------       -------

NET ASSET VALUE, BEGINNING OF PERIOD      $   16.12     $   16.04     $   18.28     $   18.24     $   15.32     $   15.32
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  (0.07)        (0.13)        (0.06)        (0.11)        (0.04)        (0.05)
-------------------------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)             (2.17)        (2.15)        (1.78)        (1.77)         3.27          3.24
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations              (2.24)        (2.28)        (1.84)        (1.88)         3.23          3.19
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------
From Net Investment Income                     0.00          0.00          0.00          0.00          0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
From Net Capital Gains                        (0.89)        (0.89)         0.00         (0.32)        (0.27)         0.00
-------------------------------------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                0.00          0.00         (0.32)         0.00          0.00         (0.27)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.89)        (0.89)        (0.32)        (0.32)        (0.27)        (0.27)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   12.99     $   12.87     $   16.12     $   16.04     $   18.28     $   18.24
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
   REDEMPTION CHARGES AND ASSUMES
   REINVESTMENT OF DISTRIBUTIONS)(1)         (13.88%)      (14.20%)      (10.07%)      (10.31%)       21.16%        20.90%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $   4,114     $   3,174     $   7,387     $   5,567     $   7,113     $   5,506
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(2)     1.84%         2.15%         1.75%         2.00%         1.77%         1.99%
-------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets(2)                  (0.42%)       (0.73%)       (0.36%)       (0.61%)       (0.23%)       (0.46%)
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before Waiver of Fees and/or expenses
   paid indirectly(1)(2)                      2.31%         2.81%         1.93%         2.44%         2.02%         2.55%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)(3)                36.99%        36.99%        58.03%        58.03%        51.22%        51.22%
-------------------------------------------------------------------------------------------------------------------------

                                                    1998                        1997
CORE EQUITY FUND                           CLASS A       CLASS C       CLASS A*      CLASS C
                                           -------       -------       -------       -------

NET ASSET VALUE, BEGINNING OF PERIOD      $   12.67     $   12.66     $   12.50     $   12.50
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                   0.00         (0.01)         0.01         (0.01)
---------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
  (both realized and unrealized)               2.88          2.90          0.24          0.24
---------------------------------------------------------------------------------------------
Total from Investment Operations               2.88          2.89          0.25          0.23
---------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------
From Net Investment Income                     0.00          0.00         (0.01)         0.00
---------------------------------------------------------------------------------------------
From Net Capital Gains                        (0.23)        (0.23)        (0.05)        (0.05)
---------------------------------------------------------------------------------------------
In Excess of Net Realized Gains                0.00          0.00         (0.02)        (0.02)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.23)        (0.23)        (0.08)        (0.07)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $   15.32     $   15.32     $   12.67     $   12.66
---------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
   REDEMPTION CHARGES AND ASSUMES
   REINVESTMENT OF DISTRIBUTIONS)(1)          22.78%        22.85%         2.00%(4)      1.88%(4)
---------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $   5,375     $   2,466     $     245     $      80
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(2)     1.80%         1.97%         2.00%(3)      2.25%(3)
---------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets(2)                    0.09%        (0.11)%        0.10%(3)    (0.13)%(3)
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   before Waiver of Fees and/or expenses
   paid indirectly(1)(2)                       3.13%         3.85%         9.50%(3)     16.58%(3)
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate(1)(3)                 79.98%        79.98%       129.79%(4)    129.79%(4)
---------------------------------------------------------------------------------------------

(1)  Not annualized for periods of less than one full year
(2)  Annualized for periods of less than one full year
(3)  Represents turnover rate of corresponding portfolio
(4)  Ratio  includes  fees  waived  and/or  paid  indirectly  in   corresponding
     portfolio
* August 1, 1997 (date of commencement of operations) to December 31, 1997

INTERNATIONAL EQUITY FUND                    2001          2000          1999          1998          1997*
NET ASSET VALUE, BEGINNING OF PERIOD      $   13.45     $   17.37     $   14.47     $   12.18     $   12.50
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                  (0.08)        (0.06)        (0.04)        (0.02)        (0.02)
-----------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
   (both realized and unrealized)             (3.09)        (2.26)         4.31          2.43         (0.30)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations              (3.17)        (2.32)         4.27          2.41         (0.32)
-----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
In  Excess of Net Investment Income            0.00          0.00          0.00         (0.04)         0.00
-----------------------------------------------------------------------------------------------------------
From Net Capital Gains                         0.00         (1.47)        (1.37)        (0.08)         0.00
-----------------------------------------------------------------------------------------------------------
In Excess of Net Capital Gains                 0.00         (0.08)         0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------------
Tax Return of Capital                          0.00         (0.05)         0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------------
Total Distributions                            0.00         (1.60)        (1.37)        (0.12)         0.00
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD            $   10.28     $   13.45     $   17.37     $   14.47     $   12.18
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES AND
   ASSUMES REINVESTMENT OF
   DISTRIBUTIONS)(1)                        (23.40%)      (13.37%)       30.07%        19.78%       (2.56)%(2)
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $  15,271     $  21,192     $  23,474     $  18,273     $  12,190
-----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(2)    1.81%         1.87%         2.00%         2.00%         2.00%(1)
-----------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets(2)                  (0.34%)       (0.41%)       (0.28%)       (0.18)%       (0.43%)(1)
-----------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
   Before Reimbursement of Fees(2)            1.81%         1.87%         2.37%         2.17%         2.68%(1)
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(3)                   94.20%        69.03%        72.52%        86.13%        12.71%(2)
-----------------------------------------------------------------------------------------------------------

(1)  Not Annualized for periods of less than one full year
(2)  Annualized for periods of less than one full year
(3)  Represents turnover rate of corresponding portfolio
* Commenced operations on September 2, 1997

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account in each fund is $2,500, except for an Individual Retirement Account (IRA), which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Distributor. You may also purchase shares directly from Meeder Advisor Funds by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. Be sure to specify the name of the fund and class of shares in which you are investing. A check payable to each fund you specify must accompany your New Account Application. You may make payments by check or Federal Reserve Draft payable to the particular fund(s) specified on the application (Core Equity Fund, Utility Growth Fund, Tactical Asset Allocation Fund, and International Equity Fund). Please send your completed application and payment to the following address: MEEDER ADVISOR FUNDS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by each fund or by the Distributor. Direct purchase orders received by Mutual Funds Service Company (the "Transfer Agent"), the funds' transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. and orders received by brokerage firms after 5:00 p.m. are confirmed at the public offering price on the following business day.

     Wire orders for shares of the funds received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time, and to forward payment to U.S. Bank, N.A., the Custodian for the funds.

     If the wire order is for a new account, or to open an account in a different fund, you must telephone the fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the fund and class of shares in which you wish to invest. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one fund. Have your bank wire federal funds to:

     U.S. BANK, N.A.
     ABA #: 042-00001-3
     DDA Name: Master Account
     DDA #: 780382529
     Attn: (Include the Name of the Fund that the Purchase Should be Made to) Account Name: (Include Shareholder Name)
     For Account #: (Include Shareholder A/C #)

     No stock certificates will be issued. Instead, the Transfer Agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each fund and credited to such account.

     Each fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS - You may make subsequent investments in an existing account in a fund by mailing a check payable to the fund you specify. Please include your account number and the class of shares in which you wish to invest on the check and mail as follows:

          MEEDER ADVISOR FUNDS
          C/O MUTUAL FUNDS SERVICE CO.
          P. O. BOX 7177
          DUBLIN, OHIO 43017

     You may also make subsequent investments by bank wire as described above. You must notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

                             CHOOSING A SHARE CLASS

     You may purchase Class A shares or Class C shares of each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

     ----------------------------------------------------------------------
               CLASS A                                 CLASS C

     ----------------------------------------------------------------------
     o    Initial Sales Charge of            o    No initial sales charge
          5.75% or less
     ----------------------------------------------------------------------
     o    No deferred sales charge*          o    Deferred sales charge of 1.5%
                                                  or less on shares you sell
                                                  within 24 months
     ----------------------------------------------------------------------
     o    Lower annual expenses than         o    Higher annual expenses than
          Class C due to lower                    Class A due to higher
          distribution fees                       distribution fees
     ----------------------------------------------------------------------

* A contingent deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any Class A purchases of the Core Equity Fund or Tactical Asset Allocation Fund, or purchases of the International Equity Fund, you made without a sales charge.

     Due to Class C's higher annual expenses, a long-term shareholder who has invested in Class C may pay more than the economic equivalent of Class A's initial sales charge. Maximum sales charges and fees are set forth in the table above, and quantity discounts for the Class A initial sales charge are set forth below.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between your brokerage firm and Adviser Dealer Services, Inc. as shown below:

                        THE SALES CHARGE     WHICH EQUALS     YOUR DEALER
WHEN YOU INVEST         MAKES UP THIS % OF   THIS % OF YOUR   RECEIVES THIS % OF
THIS AMOUNT             THE OFFERING PRICE   INVESTMENT       THE OFFERING PRICE
--------------------------------------------------------------------------------
Up to $50,000                  5.75%             6.10%              5.25%
$50,001 to $100,000            5.00%             5.26%              4.50%
$100,001 to $249,999           3.75%             3.90%              3.25%
$250,000 to $499,999           2.50%             2.56%              2.00%
$500,000 to $999,999           2.00%             2.04%              1.60%
$1,000,000 or more             none*             none*              none*

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of Class A shares of the Core Equity Fund or Tactical Asset Allocation Fund, or shares of the International Equity Fund, purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less.

     Shares of the International Equity Fund are sold with a sales charge at the time of purchase, which varies with the amount invested. All sales charges and fees for the International Equity Fund, as well as quantity discounts for its initial sales charge, are identical to those set forth above for Class A shares.

     The offering price of Class A shares and International Equity Fund shares includes the applicable sales charge.

QUANTITY DISCOUNTS

     CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your Class A shares in the Meeder Advisor Funds and shares in the International Equity Fund for purposes of calculating the sales charge. Therefore, the quantity discounts shown in the table above will apply if the dollar amount of your purchase, plus the net asset value of Class A shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or International Equity Fund shares you already own, is more than $50,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

     To receive the cumulative quantity discount, either you or your brokerage firm must request the discount at the time of placing your purchase order. In addition, you must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. The LOI applies only to Class A shares of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds, and to shares of the International Equity Fund. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either the purchaser or the fund.

     Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

     Your LOI can be amended: (a) during the 13-month period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

     CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge
(CDSC) on any Class C shares you sell within 18 months of purchase. There is a 0.75% CDSC on any Class C shares you sell after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

     To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

     Class C shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%, which is higher than the Rule 12b-1 fee for Class A shares. Class C shares provide the benefit of putting all of your dollars to work from the time the investment is made, but will have a higher annual expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

     All CDSC's imposed on redemptions are paid to the Distributor. The Distributor intends to pay a commission of 1% of the purchase amount to participating dealers at the time the investor purchases Class C shares.

     SALES CHARGE WAIVERS: Directors, trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     You may purchase shares of the International Equity Fund at net asset value if, on the date you purchase such shares, you are a shareholder of any mutual fund (other than a Meeder Advisor Funds fund) whose portfolios are advised by the manager.

     Class A shares (Core Equity, Utility Growth, Tactical Asset Allocation Funds) or shares of the International Equity Fund may be sold at net asset value without an initial sales charge to:

     o clients of the Manager, the Subadvisers, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the Transfer Agent

     o participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that such plans have at least 100 eligible employees or members and

     o broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only)

     The funds may waive, where applicable, the CDSC on redemption:

     o    following the death of a shareholder,

     o if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration,

     o when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2.

See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     Class A shares of the funds and shares of the International Equity Fund may be purchased at net asset value, and the funds may waive the CDSC on the redemption of Class C shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, investment advisers and broker-dealers, either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

     No sales charge will be charged on accounts that are opened for you by your brokerage firm where the amount invested represents redemption proceeds from funds distributed other than by the funds' distributor, and where you have paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of a fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time fund shares are purchased. Also, if you have redeemed shares of a Meeder Advisor Funds' fund described in this Prospectus, you may reinvest the proceeds in any Meeder Advisor Funds' fund described in this Prospectus at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two 12b-1 plans. Under these plans, each fund class pays the distributor an annual fee as follows:

               CLASS            DISTRIBUTION FEE AS % OF NET ASSETS
               -----            -----------------------------------
                 A                            0.25%
                 C                            0.75%

         Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two service plans. Under these plans, each fund class pays the distributor an annual fee as follows:

               CLASS               SERVICE FEE AS % OF NET ASSETS
               -----               ------------------------------
                 A                            0.25%
                 C                            0.25%

     The International Equity Fund has adopted distribution and service plans. Under its plans, the International Equity Fund pays the distributor an annual distribution (12b-1) fee of up to 0.25% of fund assets and an annual service fee of up to 0.25% of fund assets.

     Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the funds. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. Brokerage firms that have sold Class A shares are eligible for reimbursement at the time of sale. Brokerage firms that have sold Class C shares are eligible for reimbursement beginning twelve months after the time of sale. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

     Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     You may redeem shares and withdraw funds at net asset value per share less, in the case of Class C shares and certain Class A shares and shares of the International Equity Fund purchased without an initial sales charge, any applicable CDSC. There are no redemption fees. (See "Valuation of Shares.")

     BY MAIL -- You may redeem shares by mailing a written request to Meeder Advisor Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address than the one on your account (record address);

o    The check is being made payable to someone other than the account owner; or

o The redemption proceeds are being transferred to a fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- You may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share less, in the case of Class C shares and certain Class A shares and shares of the International Equity Fund purchased without an initial sales charge, any applicable CDSC, next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of the redemption request in the form described above, less, in the case of Class C shares and certain Class A shares and shares of the International Equity Fund purchased without an initial sales charge, any applicable CDSC. Payment is normally made within seven days after the redemption request.

                               EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value (less any CDSC that applies) next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to you in accordance with federal securities rules.

     Your exchange may be processed only if the shares of the fund to be purchased are eligible for sale in your state and if the amount of your purchase meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or shares of the International Equity Fund for Class A shares of any other Meeder Advisor Funds fund, for shares of the International Equity Fund, and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     EXCHANGES OF CLASS C SHARES: You may exchange Class C shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) at net asset value only for Class C shares of any other Meeder Advisor Funds fund and for shares of The Flex-funds Money Market Fund, a single class money market fund managed by the Manager. You may not exchange Class C shares of the funds for Class A shares of the funds.

     Each fund may refuse exchange purchases by anyone, if in the manager or subadviser's judgment, the fund would be unable to invest effectively in accordance with its investment goals and strategies, or would otherwise be affected in a negative way.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR BROKERAGE FIRM OR THE TRANSFER AGENT.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. Except in the International Equity Fund, the net asset value per share (NAV) for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing the fund's net assets by the number of its shares outstanding. In the International Equity Fund, the net asset value per share will be calculated each day at approximately 3:00 p.m. Eastern time.

     The assets of the portfolios are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees. The short-term money market instruments with less than 60 days to maturity held by the portfolios are valued on the basis of amortized cost.

     EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in a fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund or funds selected. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     If you have purchased Class C shares, withdrawals under this program from your account will be subject to any CDSC that applies, with the following exceptions. No CDSC will be charged on withdrawals:

     o that involve a distribution from an IRA or other qualified retirement plan after attaining age 59-1/2; or

     o in an amount that does not exceed 10% annually of the "initial account value" -- i.e., the value of your account at the time you elect to participate in this program, and thereafter, the value of your account as of the first day of any calendar year.

You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Meeder Advisor Funds Retirement Plan are available from Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                              SHAREHOLDER ACCOUNTS

     Each fund maintains an account for each shareholder in full and fractional shares. Each fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATION   STATEMENT  --  All   purchases   and  sales,   and  dividend
reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS WITH LOW BALANCES. Any fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. Any fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's and corresponding Portfolio's risk profile in the fund-by-fund information.

     The Portfolios are permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Portfolios follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that a Meeder Advisor Funds' fund or its corresponding Portfolio will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS

     This table shows each Portfolio's or fund's investment limitations as a percentage of the Portfolio's or fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the Portfolios and funds' annual/semiannual reports.

     NL -- No policy limitation on usage; portfolio or fund may be using currently
     P  -- Permitted, but has not typically been used
     NP -- Not permitted

                                    ASSET
                                    ALLOCATION                     GROWTH         INTERNATIONAL
                                    PORTFOLIO       UTILITIES      STOCK          EQUITY
                                    (TACTICAL       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    ASSET           (UTILITY       (CORE          (INTERNATIONAL
                                    ALLOCATION      GROWTH         EQUITY         EQUITY
                                    FUND)           FUND)          FUND)          FUND)


SMALL AND MID-SIZED COMPANY         NL               P             NL             NL
SECURITIES.  Market, liquidity
and information risks.

FOREIGN SECURITIES.  Market,        P                25%           NP             NL
currency, transaction, liquidity,
information and political risks.

                                       50

SECTOR FOCUS.  Market and           P                NL            NP             NP
liquidity risks.

CONVERTIBLE SECURITIES.  Market,    P                P             P              P
interest rate, prepayment and
credit risks.

INVESTMENT GRADE BONDS.  Interest   P                P             P              P
rate, prepayment, market and
credit risks.

COMPANIES WITH LIMITED OPERATING    P                P             P              P
HISTORIES.  Market, liquidity and
information risks.

ILLIQUID AND RESTRICTED             10%              10%           10%            15%
SECURITIES.  Market, liquidity
and transaction risks.

DEFENSIVE MEASURES.  Opportunity    100%             100%          20%            20%
risk.

REPURCHASE AGREEMENTS.  Credit      100%             100%          20%            20%
risk.

BORROWING; REVERSE REPURCHASE       5%               33-1/3%       5%             33-1/3%
AGREEMENTS.  Leverage and credit
risks.

HEDGING STRATEGIES; FINANCIAL       100%             100%          100%           25%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

CURRENCY CONTRACTS.  Currency       NP               P             NP             NL
leverage, credit, correlation,
liquidity and opportunity risks.

SECURITIES LENDING.  Credit risk.   NP               30%           NP             33-1/3%

SHORT-TERM TRADING.  Market risk.   NL               NL            NL             NL

WHEN-ISSUED SECURITIES AND          NP               P             NP             P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by a portfolio or fund.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a Portfolio or fund "hedges" - uses one investment to offset the Portfolio or fund's position in another. If the two investments do not behave in relation to one another the way the Portfolio or fund managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio or fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's or fund's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Meeder Advisor Funds are diversified funds. However, the Asset Allocation Portfolio (the corresponding portfolio of the Tactical Asset Allocation Fund) may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect the Tactical Asset Allocation Fund's share price.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

     FOREIGN SECURITIES are issued by companies located outside of the United States. A portfolio or fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

     DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio or fund uses a security whose value is based on an underlying security or index to "offset" the portfolio or fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract. Also, if the Asset Allocation Portfolio (the corresponding portfolio of the Tactical Asset Allocation Fund) invests in mutual funds that use leverage, it will have the risks arising from the use of leverage.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A portfolio or fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio or fund's assets is invested in a relatively small number of related industries. None of the Meeder Advisor Funds, except the Utility Growth Fund, will concentrate more than 25% of their total assets in any one industry. However, if the Asset Allocation Portfolio (the corresponding portfolio of the Tactical Asset Allocation Fund) invests in mutual funds that concentrate investments in one or a small number of related industries, they will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SECURITIES   LENDING   means  the  lending  of   securities   to  financial
institutions, which provide cash or government securities as collateral.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio or a fund engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding portfolios of the Utility Growth Fund and the Tactical Asset Allocation Fund, the risks and expenses of short-term trading may be higher in these portfolios.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio or fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

     Information about the funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:

               Meeder Advisor Funds
               6000 Memorial Drive
               Dublin, OH 43017
               614-766-7074
               Toll free: 1-800-494-3539
               Fax: 614-766-6669

                                                          SEC File No.: 811-6720

                              MEEDER ADVISOR FUNDS
                            INTERNATIONAL EQUITY FUND

                           PROSPECTUS - APRIL 30, 2002

     The International Equity Fund is a part of the Meeder Advisor Funds, a family of funds that includes six load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these  securities  or  passed  upon  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

                              Meeder Advisor Funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                             Toll Free 800-494-3539
                                Fax: 614-766-6669

                                TABLE OF CONTENTS

_______________________________________________________________________ THE FUND

A look at investment goals,             Investment Goal                    _____
strategies, risks, performance          Main Strategies                    _____
and expenses                            Main Risk Factors                  _____
                                        Performance                        _____
                                        Fees and Expenses of the Fund      _____


Information on who may want to          Who May Want to Invest             _____
invest and who may not want to invest

More information about the fund         More Information about the Fund    _____
you should know before investing        Who Manages the Fund?              _____
                                        How is the Trust Organized?        _____
                                        How Does Taxation Affect the
                                          Fund and Its Shareholders?       _____
                                        How to Read the Financial
                                          Highlights Table                 _____

_____________________________________________________________ SHAREHOLDER MANUAL


Information about account               How to Buy Shares                  _____
transactions and services               Distribution Fees                  _____
                                        How to Make Withdrawals
                                          (Redemptions)                    _____
                                        Transaction Policies               _____
                                        Other Shareholder Services         _____

________________________________________________________________ MORE ABOUT RISK

                                        Risk and Investment Glossary       _____

___________________________________________________________ FOR MORE INFORMATION

Where to learn more about the fund      Back Cover

                       INTERNATIONAL EQUITY FUND -- FPIEX

     INVESTMENT GOAL

     The fund seeks long-term growth. To pursue this goal, the fund invests primarily in equity securities of foreign issuers.

     MAIN STRATEGIES

     The fund invests all of its assets in the International Equity Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information about the Funds."

     Normally, the Portfolio will be invested in equity securities of foreign issuers domiciled in developed countries. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, and depositary receipts. The Portfolio intends to diversify its assets broadly among countries and will normally invest in at least three countries The Portfolio may invest up to 100% of its assets in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The Portfolio pursues its investment goal by focusing on four global themes as follows:

     COMPETITIVE ADVANTAGE: Companies with a clear competitive edge from exceptional management, low production costs, innovative R&D, quality products, or imaginative use of technology and e-commerce.

     RESTRUCTURING:   Companies  that  can  release  shareholder  value  through restructuring and developing a clearer focus on their core businesses.

     DISINFLATIONARY WORLD: In an era of stable or falling prices, companies with market dominance, strong brands or a powerful niche presence are better placed to withstand pressure on margins.

     MISALLOCATION OF CAPITAL: Core industries, such as power generation, transport, housing and education have been badly underfunded in recent years. This is due to change.

     Key global themes are identified in conjunction with the Economics/Strategy team. These should span geographic boundaries and industries. Having identified these themes, likely attributes are highlighted form which the bottom up stock analysts select key stock beneficiaries to suit the thematic criteria. A global theme buy list is compiled of primarily large/mid capitalized stocks, from which the global equity team compile the portfolio. The aim is to achieve a high quality and well-diversified global equity portfolio, yet focusing upon core themes rather than merely the geographic domicile of a stock.

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

     MAIN RISK FACTORS

     As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because it invests internationally, the fund carries additional risks, which may make the fund more volatile than a comparable domestic growth fund.

     The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

     Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

                                   PERFORMANCE

     The bar chart shown below provides an indication of the risks of investing in the International Equity Fund by showing changes in the fund's performance from year to year during the past four calendar years. The table below compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURN1

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1998                      19.78%
          1999                      30.07%
          2000                     -13.37%
          2001                     -23.40%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 20.57% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.53% (quarter ended March 31, 2001).

Average Annual Total Returns

Average Annual Total Returns
(for the periods ended
December 31, 2001)                            Past One Year     Since Inception1

International Equity Fund Return
Before Taxes                                     -27.81%             -1.19%
Return after Taxes on Distributions              -27.81%             -2.55%
Return after Taxes on Distributions
and Sale of Fund Shares                          -16.94%             -1.20%
MSCI EAFE Index2                                 -21.44%              0.00%
Morningstar's Average Foreign
Stock Fund3                                      -21.20%              1.07%

Figures in this table reflect sales charges. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

1 Inception date 9/2/97

2 The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia and the Far East. The MSCI EAFE Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

3 An index of funds such as Morningstar's Average Foreign Stock Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

     FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on
       Purchases (as a percentage of offering price)           5.75%1
     Maximum Deferred Sales Charge (Load) (as a
       percentage of offering price or redemption
       proceeds, as applicable)                                None2
     Exchange fee                                              None

     Please see "Sales Charges" for an explanation of how and when these sales charges apply.

     ANNUAL  FUND  OPERATING  EXPENSES  (EXPENSES  THAT ARE  DEDUCTED  FROM FUND
     ASSETS)

          Management Fees                                      1.00%
          Distribution and Service (12b-1) Fees3               0.04%
          Other Expenses4                                      0.95%
                                                               -----
          Total Annual Fund Operating Expenses                 1.99%

     1 The sales charge declines as the amount invested increases. See "How to Buy Shares."

     2 A deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any purchases you made without a sales charge. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

     3 "Distribution (12b-1) Fees" are based upon expenses actually incurred by the fund for the year ended December 31, 2001; however, the Fund may incur up to 0.25% in distribution (12b-1) fees.

     4 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 2001.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

          1 Year     3 Years     5 Years     10 Years
          ------     -------     -------     --------

           $765       $1,164      $1,586      $2,759

     Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

     The fund may be appropriate if you:

     o    are seeking to diversify a portfolio of domestic investments

     o are seeking access to markets that can be less accessible to individual investors

     o    are investing with a long-term horizon

     o are willing to accept higher short-term risk along with potentially higher long-term returns

     The fund may not be appropriate if you:

     o are unwilling to accept an investment that will go up and down in value

     o are investing to meet short-term financial goals

                         MORE INFORMATION ABOUT THE FUND

THE FUND'S INVESTMENT IN A PORTFOLIO

The fund seeks to achieve its investment goal by investing all of its assets in the International Equity Portfolio, its corresponding portfolio.

The Portfolio has the same investment goal as the fund. The fund's investment policies are also substantially similar to the Portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the Portfolio at net asset value. An investment in the fund is an indirect investment in the Portfolio.

It is possible that the fund may withdraw its investment in the Portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the Portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

The fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

Normally, the Portfolio will be invested in equity securities of foreign issuers domiciled in developed countries. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. However, the Portfolio is not required to invest in such securities. Rather, the Portfolio may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions. The Portfolio intends Portfolio fund may, however, invest a substantial portion of its assets in one or more of such countries. The Portfolio may also invest up to a maximum of 5% of its assets in developing markets.

Developed countries include, among others: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Hong Kong, Japan, New Zealand, and Singapore.

Developing countries include, among others: Poland, Czech Republic, Hungary, Turkey, India, Malaysia, Pakistan, Malaysia, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile, Venezuela, and Mexico.

The Portfolio may attempt to hedge against unfavorable changes in currency exchange rates by:

o Engaging in forward currency contracts, which are agreements between two parties to exchange currencies at a set price on a future date.

o Purchasing and writing put and call options on foreign currencies, which are contracts involving the right or obligation to deliver or receive assets or money depending on the future performance of a currency.

o    Trading currency futures contracts and options on such contracts.

The Portfolio may invest in "traditional" derivatives, such as financial futures contracts, stock index futures contracts, foreign currency contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the fund.

The Portfolio may also lend its portfolio securities.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the Portfolio may invest up to 20% of its assets in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

                              WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the fund and the Portfolio and elects its officers. The officers are responsible for the fund's and the Portfolio's day-to-day operations. Information concerning the trustees and officers of the fund and the Portfolio appears in the Statement of Additional Information.

INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"),  formerly known as
R. Meeder & Associates, Inc., serves as investment adviser to the Portfolio. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 2001, Meeder and its affiliates managed approximately $1.7 billion in assets. Meeder maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER

CGU Fund Management ("CGU FM") is the investment subadviser to the International Equity Portfolio. CGU FM is a wholly-owned subsidiary of CGNU Plc, an international insurance and financial services organization that was formed as a result of the mergers of Commercial Union and General Accident in 1998 and Norwich Union in 2000. As of December 31, 2001, CGU FM and its affiliates managed $160 billion in assets worldwide. CGU FM is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. CGU FM is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986. CGU FM and its affiliates have their principal offices at No. 1 Poultry, London, England EC2R 8EJ and have investment offices in Boston, Tokyo and Singapore. In addition it has group affiliate investment offices in Amsterdam, Paris, Boston, Toronto, Frankfurt, Madrid, Dublin, Warsaw, Rio de Janeiro and Melbourne.

Meeder continues to have responsibility for all investment advisory services provided to the Portfolio and supervises CGU FM's performance of such services.

FUND MANAGER

The individuals primarily responsible for the management of the Portfolio are listed below:

Michael Jennings, CGU FM's Head of Global Equities is the lead portfolio manager of the Portfolio.

The Portfolio manager is supported by stock analysts located in offices around the world and by a dedicated strategy and top-down team.

MANAGEMENT FEES. During the calendar year ended December 31, 2001, the Portfolio paid management fees totaling 1.00% of the fund's average daily net assets.

DISTRIBUTOR. Adviser Dealer Services, Inc. ("ADS"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of Meeder, serves as the distributor of the shares of the fund.

                           HOW IS THE TRUST ORGANIZED?

     The fund is an open-end management investment company that is a series of the Meeder Advisor Funds trust (the "Trust").

     The board of trustees of the Trust oversees the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, the Portfolio's adviser may use brokerage firms that market the fund's shares, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the adviser believes a brokerage firm can provide this combination, it may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the fund to reduce its expenses.

DIVERSIFICATION

     The fund is diversified, which means the fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.

             HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

HOW DOES THE PORTFOLIO EARN INCOME AND GAINS?

     The Portfolio may earn dividends and interest (the "income") on its investments. When the Portfolio sells a security for a price that is higher than it paid, it has a gain. When the Portfolio sells a security for a price that is lower than it paid, it has a loss. If the Portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Portfolio's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUND'S INVESTMENTS

     The Portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the SAI.

     TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the fund's income and gains on the Portfolio's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The fund pays dividends from its net investment income on at least an annual basis.

     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Meeder Advisor Funds' fund is treated as a redemption of fund shares and then a purchase of shares of the other Meeder Advisor Funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in the fund for shares in another Meeder Advisor Funds' fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

     In Kind Distributions. THE MEEDER ADVISOR FUNDS HAS RESERVED THE RIGHT TO PAY REDEMPTION PROCEEDS BY A DISTRIBUTION IN KIND OF PORTFOLIO SECURITIES (RATHER THAN CASH) IN THE EVENT OF AN EMERGENCY OR WHEN, IN THE OPINION OF THE FUND OR MEEDER, PAYMENT IN CASH WOULD BE HARMFUL TO EXISTING SHAREHOLDERS. IN THE EVENT THE FUND MAKES AN IN KIND DISTRIBUTION, YOU COULD INCUR BROKERAGE AND TRANSACTION CHARGES WHEN CONVERTING THE SECURITIES TO CASH.

     BACKUP WITHHOLDING. By law, the fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The fund began calendar year 2001 with a net asset value (price) of $13.45 per share. During the year, the fund lost $0.08 per share from investment income (interest and dividends less operating expenses) and lost $3.09 per share from investments that had depreciated in value or that were sold for lower prices than the fund paid for them.

     Shareholders received $0.00 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The loss ($3.17 per share) minus the distributions ($0.00 per share) resulted in a share price of $10.28 at the end of the year. This was a decrease of $3.17 per share (from $13.45 at the beginning of the year to $10.28 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was -23.40% for the year.

     As of December 31, 2001, the fund had approximately $15,271,000 in net assets. For the year, its expense ratio was 1.81% ($18.10 per $1,000 of net assets); and its net investment income amounted to (0.34)% of its average net assets. It sold and replaced securities valued at 94.20% of its net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past three years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

INTERNATIONAL EQUITY FUND                    2001           2000           1999           1998           1997*
NET ASSET VALUE, BEGINNING OF PERIOD      $    13.45     $    17.37     $    14.47     $    12.18     $    12.50
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                   (0.08)         (0.06)         (0.04)         (0.02)         (0.02)
----------------------------------------------------------------------------------------------------------------
Net Gains (Losses) on Securities
(both realized and unrealized)                 (3.09)         (2.26)          4.31           2.43          (0.30)
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations               (3.17)         (2.32)          4.27           2.41          (0.32)
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
In  Excess of Net Investment Income             0.00           0.00           0.00          (0.04)          0.00
----------------------------------------------------------------------------------------------------------------
From Net Capital Gains                          0.00          (1.47)         (1.37)         (0.08)          0.00
----------------------------------------------------------------------------------------------------------------
In Excess of Net Capital Gains                  0.00          (0.08)          0.00           0.00           0.00
----------------------------------------------------------------------------------------------------------------
Tax Return of Capital                           0.00          (0.05)          0.00           0.00           0.00
----------------------------------------------------------------------------------------------------------------
Total Distributions                             0.00          (1.60)         (1.37)         (0.12)          0.00
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD            $    10.28     $    13.45     $    17.37     $    14.47     $    12.18
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (EXCLUDES SALES
  CHARGES AND ASSUMES REINVESTMENT
   OF DISTRIBUTIONS)(1)                      (23.40%)       (13.37%)        30.07%         19.78%        (2.56)%(2)
----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period ($000)          $   15,271     $   21,192     $   23,474     $   18,273     $   12,190
----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets(2)     1.81%          1.87%          2.00%          2.00%          2.00%(1)
----------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
  to Average Net Assets(2)                    (0.34%)        (0.41%)        (0.28%)        (0.18)%        (0.43%)(1)
----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
  Before Reimbursement of Fees(2)              1.81%          1.87%          2.37%          2.17%          2.68%(1)
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate(3)                    94.20%         69.03%         72.52%         86.13%         12.71%(2)
----------------------------------------------------------------------------------------------------------------

(1)  Not annualized for periods of less than one full year
(2)  Annualized for periods of less than one full year
(3)  Represents turnover rate of corresponding porfolio
* Commenced operations on September 2, 1997

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except for an Individual Retirement Account (IRA), which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Distributor. You may also purchase shares directly from the fund by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the International Equity Fund must accompany your New Account Application. You may make payments by check or Federal Reserve Draft payable to the fund. Please send your completed application and payment to the following address: MEEDER ADVISOR FUNDS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the fund or by the Distributor. Direct purchase orders received by Mutual Funds Service Company (the "Transfer Agent"), the fund's transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. and orders received by brokerage firms after 5:00 p.m. are confirmed at the public offering price on the following business day.

     Wire orders for shares of the fund received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time, and to forward payment to U.S. Bank, N.A., the Custodian for the fund.

     If the wire order is for a new account, you must telephone the fund prior to making your initial investment. Call 1-800-494-3539, or (614) 766-7074. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

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     U.S. BANK, N.A.
     ABA #: 042-00001-3
     DDA Name: Master Account
     DDA #: 780382529
     Attn: (Include the Name of the Fund that the Purchase Should be Made to) Account Name: (Include Shareholder Name)
     For Account #: (Include Shareholder A/C #)

     No stock certificates will be issued. Instead, the Transfer Agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the fund and credited to such account.

     The fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS - You may make subsequent investments in the fund by mailing a check payable to the International Equity Fund. Please include your account number and mail as follows:

          MEEDER ADVISOR FUNDS
          C/O MUTUAL FUNDS SERVICE CO.
          P. O. BOX 7177
          DUBLIN, OHIO  43017

     You may also make subsequent investments by bank wire as described above. You must notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

     SALES CHARGES - Maximum sales charges and fees are set forth in the table below, and quantity discounts for the fund's initial sales charge are set forth below.

     ------------------------------------------
     o    Initial Sales Charge of 5.75% or less
     ------------------------------------------
     o    No deferred sales charge*
     ------------------------------------------

* A contingent deferred sales charge of 1% applies on certain redemptions made within twenty-four months following any purchases of the fund you made without a sales charge.

     The fund's shares are sold at net asset value plus the applicable sales charge as shown in the table below. The fund's shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, the fund's shares bear an asset based service fee of 0.25% per year. The sales charge on the fund's shares is allocated between your brokerage firm and Adviser Dealer Services, Inc. as shown below:

                        THE SALES CHARGE     WHICH EQUALS     YOUR DEALER
WHEN YOU INVEST         MAKES UP THIS % OF   THIS % OF YOUR   RECEIVES THIS % OF
THIS AMOUNT             THE OFFERING PRICE   INVESTMENT       THE OFFERING PRICE
--------------------------------------------------------------------------------
Up to $50,000                 5.75%             6.10%              5.25%
$50,001 to $100,000           5.00%             5.26%              4.50%
$100,001 to $249,999          3.75%             3.90%              3.25%
$250,000 to $499,999          2.50%             2.56%              2.00%
$500,000 to $999,999          2.00%             2.04%              1.60%
$1,000,000 or more            none*             none*              none*

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

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of shares of the International Equity Fund purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The offering price of International Equity Fund shares includes the applicable initial sales charge.

QUANTITY DISCOUNTS

     CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the fund for purposes of calculating the sales charge. Therefore, the quantity discounts shown in the table above will apply if the dollar amount of your purchase, plus the net asset value of fund shares you already own, is more than $50,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

     To receive the cumulative quantity discount, either you or your brokerage firm must request the discount at the time of placing your purchase order. In addition, you must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either the purchaser or the fund.

     Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

     Your LOI can be amended: (a) during the 13-month period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

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

     SALES CHARGE WAIVERS: Directors, trustees, officers and full-time employees of the Meeder Advisor Funds trust, the Manager, the Subadviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the fund at net asset value.

     You may purchase shares of the fund at net asset value if, on the date you purchase such shares, you are a shareholder of any mutual fund (other than a Meeder Advisor Funds fund) whose portfolios are advised by the manager.

     Fund shares may be sold at net asset value without an initial sales charge to:

     o clients of the Manager, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the Transfer Agent

     o participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that such plans have at least 100 eligible employees or members and

     o broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only)

See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     No sales charge will be charged on accounts that are opened for you by your brokerage firm where the amount invested represents redemption proceeds from funds distributed other than by Adviser Dealer Services, Inc., and where you have paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of the fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time fund shares are purchased. Also, if you have redeemed shares of a Meeder Advisor Funds' fund, you may reinvest the proceeds in any Meeder Advisor Funds' fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

Distribution Fees

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has adopted distribution and service plans. Under its plans, the fund pays the distributor an annual distribution (12b-1) fee of 0.25% of fund assets and an annual service fee of 0.25% of fund assets.

     Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the fund. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

     Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

You may redeem shares and withdraw funds at net asset value per share less, in the case of certain shares of the fund purchased without an initial sales charge, any applicable CDSC. There are no redemption fees. (See "Valuation of Shares.")

     BY MAIL -- You may redeem shares by mailing a written request to Meeder Advisor Funds, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address than the one on your account (record address);

o    The check is being made payable to someone other than the account owner; or

o The redemption proceeds are being transferred to a fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

     We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- You may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share less, in the case of shares of the fund purchased without an initial sales charge, any applicable CDSC, next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of the redemption request in the form described above, less, in the case of certain shares of the fund purchased without an initial sales charge, any applicable CDSC. Payment is normally made within seven days after the redemption request.

                               EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to you in accordance with federal securities rules.

     Your exchange may be processed only if the shares of the fund to be purchased are eligible for sale in your state and if the amount of your purchase meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF SHARES: You may exchange your shares of the International Equity Fund for Class A shares of any other Meeder Advisor Funds fund, and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     The fund may refuse exchange purchases by anyone, if in the manager or subadviser's judgment, the fund would be unable to invest effectively in accordance with its investment goals and strategies, or would otherwise be affected in a negative way.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR BROKERAGE FIRM OR THE TRANSFER AGENT.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund will be calculated each day at approximately 3:00 p.m. Eastern time by dividing the fund's net assets by the number of its shares outstanding.

     The assets of the fund are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees.

     EXECUTION OF REQUESTS. The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

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

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in the fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS: The fund offers retirement plans, which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Meeder Advisor Funds Retirement Plan are available from Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

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

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                              SHAREHOLDER ACCOUNTS

     The fund maintains an account for each shareholder in full and fractional shares. The fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATION   STATEMENT  --  All   purchases   and  sales,   and  dividend
reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for its then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in "Main Risk Factors."

     The Portfolio is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Portfolio utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Portfolio follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund or the Portfolio will earn income or show a positive total return over any period of time - days, months or years.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by the Portfolio. The Portfolio may borrow up to 33-1/3% of its assets. Leverage and credit risks are the principal risks.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. Market, liquidity and information risks are the principal risks.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer. Market, interest rate, prepayment and credit risks are the principal risks.

     CORRELATION RISK occurs when the Portfolio "hedges" - uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way the Portfolio managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Currency leverage, credit, correlation, liquidity and opportunity risks are the principal risks.

     CURRENCY RISK happens when the Portfolio buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Portfolio's or fund's investments are converted to U.S. dollars.

     DEFENSIVE MEASURES may be taken when the Portfolio's adviser believes they are warranted due to market conditions. When this happens, the Portfolio may increase its investment 20% in government securities and other short-term securities without regard to the Portfolio's investment restrictions, policies or normal investment emphasis. As a result, the Portfolio could be unable to achieve its investment objective. Opportunity risk is the principal risk.

     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The International Equity Fund is a diversified fund.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date. The Portfolio may invest up to 25% of its assets in financial futures. Hedging, correlation, opportunity, leverage, interest rate, market, and liquidity risks are the principal risks.

     FOREIGN SECURITIES are issued by companies located outside of the United States. The fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. Market, currency, transaction, liquidity, information and political risks are the principal risks.

     DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.

     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date. Market, opportunity and leverage risks are the principal risks.

     HEDGING RISK comes into play when the Portfolio uses a security whose value is based on an underlying security or index to "offset" the Portfolio's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The Portfolio may invest up to 15% of its assets in illiquid and restricted securities. Market, liquidity and transaction risks are the principal risks.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. Interest rate, prepayment, market and credit risks are the principal risks.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. The Portfolio may invest up to 25% of its assets in options. Hedging, correlation, opportunity, leverage, interest rate, market, and liquidity risks are the principal risks.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest. The Portfolio may invest up to 20% of its assets in repurchase agreements. Credit risk is the principal risk.

     SHORT-TERM TRADING means selling a security soon after purchase. If the Portfolio engages in short-term trading, you will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. Market risk is the principal risk.

     SECURITIES   LENDING   means  the  lending  of   securities   to  financial
institutions, which provide cash or government securities as collateral. The fund may lend up to 33-1/3% of assets. Credit risk is the principal risk.

     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks. Market, liquidity and information risks are the principal risks.

     TRANSACTION RISK means that the Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery. Market, opportunity and leverage risks are the principal risks.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

     Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

          Meeder Advisor Funds
          6000 Memorial Drive
          Dublin, OH  43017
          Toll Free:  1-800-494-3539
          Fax:  614-766-6669

                                                          SEC File No.: 811-6720

                             THE INSTITUTIONAL FUND
                               A MONEY MARKET FUND

                           PROSPECTUS - APRIL 30, 2002

     The Institutional Fund is a series of the Meeder Advisor Funds.

     This Prospectus gives you important information about The Institutional Fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.

     The  Securities  and Exchange  Commission  has not approved or  disapproved
these  securities  or  passed  upon  the  adequacy  of  this   Prospectus.   Any
representation to the contrary is a criminal offense.

                              Meeder Advisor Funds
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-325-FLEX or 614-760-2159

                                TABLE OF CONTENTS

_________________________________________________________ THE INSTITUTIONAL FUND

A look at the Fund's investment         Investment Goal                    _____
goals, strategies, risks,               Main Strategies                    _____
performance and expenses                Main Risk Factors                  _____
                                        Performance                        _____
                                        Fees and Expenses of the Fund      _____

Information on who may want to invest   Who May Want to Invest             _____
and who may not want to invest


More information about the fund         More Information about the Fund    _____
you should know before investing        Who Manages the Fund?              _____
                                        How is the Trust Organized?        _____
                                        How Does Taxation Affect the
                                          Fund and Its Shareholders?       _____
                                        How to Read the Financial
                                          Highlights Table                 _____

_____________________________________________________________ SHAREHOLDER MANUAL

Information about account               How to Buy Shares                  _____
transactions and services               Distribution Fees                  _____
                                        How to Make Withdrawals
                                          (Redemptions)                    _____
                                        Transaction Policies               _____
                                        Other Shareholder Services         _____

________________________________________________________________ MORE ABOUT RISK

                                        Investment Practices and
                                          Related Risks                    _____
                                        Securities and Related Risk
                                          Glossary                         _____

___________________________________________________________ FOR MORE INFORMATION

Where to learn more about the fund      Back Cover

                         THE INSTITUTIONAL FUND (FFIXX)

     INVESTMENT GOAL

     The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

     MAIN STRATEGIES

     The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information about the Fund." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

     o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

     o    The Portfolio only buys  securities  with remaining  maturities of 397
          calendar  days  or  less  and  maintains  a  dollar-weighted   average
          portfolio maturity of 90 days or less.

     o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

     o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

     The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

     The fund's investment goal is not fundamental and may be changed without shareholder approval.

     For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

     MAIN RISK FACTORS

     The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart shown on the left below provides some indication of the risks of investing in The Institutional Fund by showing changes in the fund's performance from year to year during the past seven calendar years. The table on the right compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

     [Plot points for Edgar format]:

          Year                Annual Total Return
          ----                -------------------
          1995                       6.01%
          1996                       5.43%
          1997                       5.53%
          1998                       5.49%
          1999                       5.13%
          2000                       6.37%
          2001                       4.26%

     During the period shown in the bar chart, the highest return for a quarter was 1.62% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.66% (quarter ended December 31, 2001).

     The fund's seven-day yield ended on December 31, 2001 was 2.30% and the seven-day compound yield ended December 31, 2001 was 2.32%. To request the fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

Average Annual Total Returns
(for the periods ended                                          Since Inception
December 31, 2001)            Past One Year   Past Five Years      (6/15/94)

The Institutional Fund             4.26%            5.36%            5.42%
IBC Financial Data, Inc.'s
Average Institutional Fund1        3.87%            5.08%            5.22%2

1 An index of funds such as IBC Financial Data, Inc.'s Average Institutional Fund index includes a number of mutual funds grouped by investment objective.

2 Average annual total return from 6/30/94 to 12/31/01.

     FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     There are no sales loads, fees or other charges

          o    to buy fund shares directly from the fund

          o    to reinvest dividends in additional shares
          o to exchange into shares of funds in the Flex-funds family of no-load funds
          o    or to redeem your shares.

     ANNUAL  FUND  OPERATING  EXPENSES  (EXPENSES  THAT ARE  DEDUCTED  FROM FUND
     ASSETS)1

          Management Fees                             0.30%
          Distribution (12b-1) Fees                   0.02%
          Other Expenses2                             0.17%
                                                      -----
          Total Annual Fund Operating Expenses        0.49%
          Fee Waiver and Expense Reimbursement3       0.19%
                                                      -----
          Net Expenses                                0.30%

     1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "The Fund's Investment in a Portfolio" under "More Information About the Fund."

     2 "Other Expenses" are based on expenses actually incurred by the fund for the year ended December 31, 2001.

     3 The adviser has contractually agreed to reduce its fees and/or absorb expenses to the extent necessary to keep total expenses at 0.30% of average daily net assets. The adviser may terminate this agreement after April 30, 2003.

     EXAMPLE

     The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

     Assuming you

          o    invest $10,000 in the fund
          o    redeem your shares at the end of the periods shown below
          o    earn a 5% return each year and
          o    incur the same fund operating expenses shown above,

     your cost of investing in the fund would be:

          1 Year     3 Years     5 Years     10 Years
          ------     -------     -------     --------

            $31        $138        $255        $598

     Of course, your actual costs may be higher or lower.

     WHO MAY WANT TO INVEST

     The fund may be appropriate if you are an institutional investor who:

     o likes to earn income at current money market rates while preserving the value of your investment

     o    is looking for a short-term component of an asset allocation program

     o    characterizes your investment outlook as "very conservative"

     o wants to be able to move money into stock or bond investments quickly and without penalty

     The fund may not be appropriate if you:

     o    are investing for maximum return over a long-term horizon

                         MORE INFORMATION ABOUT THE FUND

THE FUND'S INVESTMENT IN A PORTFOLIO

     The fund seeks to achieve its investment goal by investing all of its assets in the Money Market Portfolio, its corresponding portfolio.

     The portfolio has the same investment goal as the fund. The fund's investment policies are also substantially similar to the portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the portfolio at net asset value. An investment in the fund is an indirect investment in the portfolio.

     It is possible that the fund may withdraw its investment in the portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     The  fund's  structure,   where  it  invests  all  of  its  assets  in  its
corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

                              WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the fund and the portfolio, and elects their officers. The officers are responsible for the fund and the portfolio's day-to-day operations. Information concerning the trustees and officers of the fund and the portfolio appears in the Statement of Additional Information.

INVESTMENT ADVISER. Meeder Asset Management, Inc. ("Meeder"),  formerly known as
R. Meeder & Associates, Inc., manages the portfolio's assets and makes investment decisions for the portfolio. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. In addition, Meeder has served as investment adviser to the portfolio since its inception and, prior to that, to The Flex-funds trust since its inception in 1982. As of December 31, 2001, Meeder and its affiliates managed approximately $1.7 billion in assets. Meeder has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

PORTFOLIO MANAGER

     The portfolio managers responsible for the portfolio's investments are Joseph A. Zarrand Richard A. Clemens, CFA. Mr. Zarr has been associated with Meeder Asset Management as a portfolio manager since 1991 and began serving as the portfolio manager of the Portfolio in 2001. Mr. Clemens has been associated with Meeder Asset Management since 1997 and began serving as a portfolio manager of the Portfolio in 2002.

MANAGEMENT FEES. During the calendar year ended December 31, 2001, the portfolio paid management fees totaling 0.30% of the portfolio's average daily net assets.

                           HOW IS THE TRUST ORGANIZED?

     The fund is a no-load, open-end management investment company that is a member of the Meeder Advisor Funds trust (the "Trust").

     The board of trustees of the Trust oversees the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the portfolio to reduce it, or the fund's, expenses.

DIVERSIFICATION

     The fund is diversified, which means the fund may not invest more than 5% of its assets in the securities of one company.

             HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

HOW DOES THE PORTFOLIO EARN INCOME AND GAINS?

     The portfolio may earn dividends and interest (the portfolio's "income") on its investments. When the portfolio sells a security for a price that is higher than it paid, it has a gain. When the portfolio sells a security for a price that is lower than it paid, it has a loss. If the portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's gains and losses are netted together, and, if the portfolio has a net gain (the portfolio's "gain"), that gain will generally be distributed to you.

TAXATION OF THE PORTFOLIO'S INVESTMENTS

     The portfolio invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the Statement of Additional Information.

     TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a  shareholder,  you will  receive  your share of the fund's  income and gains on its corresponding Portfolio's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The fund distributes capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of a Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares, which the IRS requires you to report on your income tax return.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the fund.

     In Kind Distributions. THE MEEDER ADVISOR FUNDS HAS RESERVED THE RIGHT TO PAY REDEMPTION PROCEEDS BY A DISTRIBUTION IN KIND OF PORTFOLIO SECURITIES (RATHER THAN CASH) IN THE EVENT OF AN EMERGENCY OR WHEN, IN THE OPINION OF THE FUND OR MEEDER, PAYMENT IN CASH WOULD BE HARMFUL TO EXISTING SHAREHOLDERS. IN THE EVENT THE FUND MAKES AN IN KIND DISTRIBUTION, YOU COULD INCUR BROKERAGE AND TRANSACTION CHARGES WHEN CONVERTING THE SECURITIES TO CASH.

     BACKUP WITHHOLDING. By law, the fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The fund began calendar year 2001 with a net asset value (price) of $1.00 per share. During the year, the fund earned $0.042 per share from investment income (interest and dividends less operating expenses) and $0.00 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.0 0.042 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($0.042 per share) minus the distributions ($0.00.042 per share) resulted in a share price of $1.00 at the end of the year. This was an increase of $0.00 per share (from $1.00 at the beginning of the year to $1.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 4.26% for the year.

     As of December 31, 2001, the fund had approximately $48,696,000 in net assets. For the year, its expense ratio was 0. 0.29% ($29per $1,000 of net assets); and its net investment income amounted to 4.23% of its average net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                      THE INSTITUTIONAL FUND
                                                -----------------------------------------------------------------
                                                   2001          2000          1999          1998          1997
                                                   ----          ----          ----          ----          ----
Net Asset Value, Beginning of period            $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

INCOME FROM INVESTMENT OPERATIONS
     Net Investment income                          0.042         0.062         0.050         0.054         0.054
-----------------------------------------------------------------------------------------------------------------
Total From Investment Operations                    0.042         0.062         0.050         0.054         0.054
-----------------------------------------------------------------------------------------------------------------
Less Distributions
   From net investment income                      (0.042)       (0.062)       (0.050)       (0.054)       (0.054)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                (0.042)       (0.062)       (0.050)       (0.054)       (0.054)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (assumes reinvestment
   of distributions)                                4.26%         6.37%         5.13%         5.49%         5.53%
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period ($000)             $  48,696     $  63,971     $ 868,169       641,831       415,994
   Ratio of Expenses to Average Net Assets          0.29%         0.24%         0.25%         0.24%         0.25%
   Ratio of  Net Investment Income to Average
     Net Assets                                     4.23%         6.02%         5.01%         5.34%         5.41%
   Ratio of Expenses  to Average Net  Assets
     before reimbursement/waiver of fees(1)         0.49%         0.46%         0.45%         0.45%         0.47%

(1)  Ratio includes fees waived in corresponding portfolio.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

Shares of The Institutional Fund are offered continuously and sold without a sales charge. Shares are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

MINIMUM INVESTMENT. The minimum investment to open an account in the fund is $5 million.

OPENING AN ACCOUNT.  You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Institutional Fund must accompany the New Account Application. The fund does not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the fund and should be mailed to the following address: MEEDER ADVISOR FUNDS, C/O MEEDER ASSET MANAGEMENT, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, you must telephone the fund prior to making your initial investment. Call 1-800-325-3539, or
     (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

          FIRSTAR BANK, N.A. CINTI/TRUST

          U.S. BANK, N.A.
          ABA #: 042-001-3
          DDA Name: Master Account
          Account Name: (Include Shareholder Name)
          DDA #: 780382529
          Attn: (Include the Name of the Fund that the Purchase Should be Made
                 to)
          For Account #: (Include Shareholder A/C #)

On new accounts, a completed application must be sent to Meeder Advisor Funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The fund will not permit a redemption until it receives the New Account Application in good order.

SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in the fund may be made by mailing a check payable to The Institutional Fund. Please include your account number on the check and mail as follows:

          MEEDER ADVISOR FUNDS
          LOCATION NUMBER: 00215
          CINCINNATI, OH 45264-0215

Subsequent investments may also be made by bank wire as described above. It is necessary to notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

WHEN PURCHASES ARE EFFECTIVE. New Account Applications and subsequent purchase orders for The Institutional Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

If your check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter, and you may secure your funds as explained below. (See "How to Make Withdrawals (Redemptions).")

FINANCIAL INSTITUTIONS: You may buy shares or sell shares of the fund through a broker or financial institution, which may charge you a fee for this service. If you are purchasing shares of the fund through a program of services offered or administered by a brokerage firm or financial institution, you should read the program materials in conjunction with this Prospectus.

Purchase orders for the fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided U.S. Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the fund.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has a 12b-1 plan. Under the plan the fund paid as an annual fee for the 2001 fiscal year equal to 0.02% of fund assets for distribution services, but the fund is permitted to pay an annual fee of up to 0.03% of fund assets for distribution services. Payments under the plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plan include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

     BY MAIL: You may redeem shares by mailing a written request to the Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. It is designed to protect you and the fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

     o    Your account registration has changed within the last 30 days;

     o The check is being mailed to a different address than the one on your account (record address);

     o The check is being made payable to someone other than the account owner; or

     o The redemption proceeds are being transferred to a fund account with a different registration. Amounts withdrawn are mailed without charge to the address printed on your account statement.

          You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

          We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-3539, or call (614) 760-2159. If you wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $10,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. If a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days, with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to 15 days. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $5 million as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $5 million.

                               EXCHANGE PRIVILEGE

You may exchange shares of the fund for shares of any Flex-funds' fund that are available for sale in your state at their respective net asset values. The Flex-funds family of funds has a variety of investment objectives. Read The Flex-funds' prospectus for more information about the fund that meets your investment goals. You may obtain a free prospectus from Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017, or by telephone: 1-800-325-3539; in Ohio call (614) 760-2159.

Exchanges are subject to applicable  minimum  initial and subsequent  investment
requirements.   It  will  be  necessary  to  complete  a  separate  New  Account
Application if:

     o    you wish to register a new account in a different name or

     o    you wish to add telephone redemption to an account.

Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is received prior to 3:00 p.m., Eastern time, shares will be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to Meeder Advisor Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-3539, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund is determined each business day that the Federal Reserve System is open. The NAV is calculated on each such business day at 3:00 p.m. Eastern Time by dividing the fund's net assets by the number of its shares outstanding. The assets of the portfolio are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. The fund is open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     The fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR:

     Shares of the funds are sold in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-3539 or (614) 760-2159.

                                 MORE ABOUT RISK

     The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's and its corresponding Portfolio's risk profile in "Main Risk Factors."

     The Portfolio is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Portfolio follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund or its corresponding Portfolio will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES AND RELATED RISKS

     BORROWING. A loan of money from a bank or other financial institution undertaken by the portfolio. The portfolio may borrow up to 5% of its assets. Leverage and credit risks are the principal risks.

     DEFENSIVE MEASURES. Shortening the average maturity of the portfolio's investments and/or investing only in the highest quality debt instruments. The adviser may invest 100% of its assets defensively if it believes market conditions warrant defensive measures. Opportunity risk is the principal risk.

     REPURCHASE AGREEMENTS. The purchase of a security that must later be sold back to the issuer at the same price plus interest. The portfolio may invest up to 100% of its assets in repurchase agreements. Credit risk is the principal risk.

     SHORT-TERM TRADING. Selling a security soon after purchase. If the portfolio engages in short-term trading, it will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. There is no limitation on the portfolio's ability to engage in short-term trading. Market risk is the principal risk.

SECURITIES AND RELATED RISKS

     INVESTMENT GRADE BONDS. Bonds rated BBB (Standard & Poor's) or Baa (Moody's) or above. Interest rate, prepayment, market and credit risks are the principal risks.

     ILLIQUID AND RESTRICTED SECURITIES. Securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The portfolio is permitted to invest 10% of its assets in illiquid and restricted securities. Market, liquidity and transaction risks are the principal risks.

RISK GLOSSARY

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     TRANSACTION RISK means that the fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

     These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

     Information about the fund (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

          Meeder Advisor Funds
          6000 Memorial Drive
          Dublin, OH  43017
          Telephone:  1-800-325-3539
          Fax:  614-766-6669

                                        Investment Company Act File No. 811-6720

                             THE INSTITUTIONAL FUND

6000 Memorial Drive
-------------------
Dublin, Ohio 43017
------------------

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002
            --------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Institutional Fund dated April 30, 2002. A copy of the Prospectus may be obtained from The Institutional Fund c/o Meeder Asset Management, Inc. at the above address or by calling: 1-800-325-FLEX or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust                                                       2
Investment Policies and Related Matters                                        5
     General                                                                   5
     The Portfolio                                                             5
     Money Market Instruments                                                  5
     Ratings                                                                   7
     Investment Restrictions                                                   9
     Purchase and Sale of Portfolio Securities                                11
     Valuation of Portfolio Securities                                        12
     Calculation of Yield                                                     12
Investment Adviser and Manager                                                13
Officers and Trustees                                                         14
Distribution Plan                                                             19
Redemptions in Kind                                                           20
Additional Information                                                        20
Principal Holders of Outstanding Shares                                       21
Financial Statements                                                          22

INVESTMENT ADVISER                                      TRANSFER AGENT
------------------                                      --------------
Meeder Asset Management, Inc.                           Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST
                            ------------------------

                                   BACKGROUND
                                   ----------

     The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     THE TRUST HAS NOT RETAINED AN INVESTMENT ADVISER FOR THE INSTITUTIONAL FUND BECAUSE THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVES OF THE FUND BY INVESTING THE FUND'S ASSETS IN ITS CORRESPONDING PORTFOLIO. THE PORTFOLIO HAS RETAINED THE SERVICES OF MEEDER ASSET MANAGEMENT, INC., FORMERLY KNOWN AS R. MEEDER & Associates, Inc., as investment adviser.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, The Institutional Fund seeks to achieve its investment objectives by investing all of its assets in the Money Market Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Other Matters," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Other Matters." For descriptions of the management and expenses of the Portfolio, see "Investment Adviser and Manager" and "Officers and Trustees."

                          SHARES OF BENEFICIAL INTEREST
                          -----------------------------

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

                                TRUSTEE LIABILITY
                                -----------------

     The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT POLICIES AND RELATED MATTERS

GENERAL
-------

     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Money Market Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval.

THE PORTFOLIO
-------------

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS
------------------------

     The Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services.

     *    Private  Placement  Commercial  Paper - Private  placement  commercial paper  ("Rule 144A  securities")  consist of  unregistered  securities
          which  are  traded  in  public  markets  to  qualified   institutional
          investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio may enter into repurchase agreements with its custodian (Firstar Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

     * Funding Agreements - also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Portfolio invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Portfolio will only purchase a funding agreement (i) when the Manager has determined that the funding agreement presents minimal credit risks to the Portfolio and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Portfolio may not receive the principal amount of a funding agreement from the insurance company on seven days' notice or less, the funding agreement is considered an illiquid investment and, together with other investments in the Portfolio that are not readily marketable, may not exceed 10% of the Portfolio's assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

     Meeder Asset Management, Inc. (the "Manager") exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS
-------

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A
- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A- 1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs, and funding agreements.

     Funding Agreements - See "Money Market Instruments - Funding Agreements" above.

INVESTMENT RESTRICTIONS
-----------------------

     The investment restrictions below have been adopted by the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Fund from investing all or part of its assets in an open-end management investment company with the same investment objective as the Fund, neither the Fund nor the Portfolio may:

     (a)  Issue senior securities;

     (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost;

     (c)  Act as underwriter of securities of other issuers;

     (d)  Invest in real estate except for office purposes;

     (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

     (f) Lend its funds or other assets to any other person, however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets;

     (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation;

     (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

     (j) Make any so-called short sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

     (k) Invest more than 25% of its total assets at time of purchase (taken at value) in the securities of companies in any one industry; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (l) Invest in securities of other investment companies, except for purchases by the Portfolio (or the Fund) in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Portfolio if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

     (n) Invest in securities of companies which have a record of less than three years continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

     (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

     (p)  Invest in warrants; and

     (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

     In order to comply with certain state investment restrictions, each of the Fund's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PURCHASE AND SALE OF PORTFOLIO SECURITIES
-----------------------------------------

     The Portfolio's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers are purchased at the offered price.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. When purchases or sales of the same security for the Portfolio and for investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

VALUATION OF PORTFOLIO SECURITIES
---------------------------------

     The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar-weighted average portfolio maturity of 90 days or less and no security has a remaining maturity of greater than 397 days. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD

     The Fund will calculate its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 2001.

Simple yield:

Value of hypothetical account at end of period                      $ 1.0044053

Value of hypothetical account at beginning of period                 1.00000000

Base period return                                                  $  .0044053
                                                                    -----------
Current seven day yield (.0000044053 x (365/7)                            2.30%

Effective yield:

Effective yield [(.0000044053 + 1)^365/7] - 1                             2.32%

     Yields reflect the Manager's contractual agreement to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.30%. The Manager may terminate this limitation after April 30, 2003. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

INVESTMENT ADVISER AND MANAGER

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for the Money Market Portfolio. The Investment Advisory Contract for the Portfolio was approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Administrative Services Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     For the year ended December 31, 2001, the Money Market Portfolio paid fees to the Manager totaling $978,323 ($2,727,093 in 2000; $3,103,028 in 1999).

     The Manager has contractually agreed to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.30%. The Manager may terminate this limitation after April 30, 2003.

     For the year ended December 31, 2001, the Manager waived fees totaling $461,679 ($1,176,601 in 2000; $1,331,007 in 1999) in the Money Market Portfolio.

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Ronald C. Paul, Treasurer; Donald F. Meeder, Assistant Secretary; Robert S. Meeder, Jr., President; David M. Rose, Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President, Secretary and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Mr. Robert S. Meeder, Jr. is a Trustee and officer of the Trust and the Portfolio. Each of Messrs. Donald F. Meederand Wesley F. Hoagis an officer of the Trust and the Portfolio.

                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex or the Fund Manager are indicated by an asterisk (*).

"Non-Interested" Trustees
-----------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Portfolios
                                         Elected A                                  in Fund       Other
                                         Director of                                Complex       Directorships
                                         Fund           Principal Occupation(s)     Overseen by   Held by
Name, Address and Age    Position Held   Complex1       During Past Five Years      Trustee       Trustee2
---------------------    -------------   --------       ----------------------      -------       --------
-----------------------------------------------------------------------------------------------------------------
MILTON S. BARTHOLOMEW,   Trustee         1982           Retired; formerly a         22            None
73                       -------                        practicing attorney in
1424 Clubview                                           Columbus, Ohio; member of
Boulevard, S.                                           each Fund's Audit
Worthington, OH  43235                                  Committee.

-----------------------------------------------------------------------------------------------------------------
ROGER D. BLACKWELL, 61   Trustee         1994           Professor of Marketing      22            Airnet
Blackwell Associates,    -------                        and Consumer Behavior,                    Systems,
Inc.                                                    The Ohio State                            Anthony &
3380 Tremont Road                                       University; President of                  Sylvan,
Columbus, OH  43221                                     Blackwell Associates,                     Applied
                                                        Inc., a strategic                         Industrial
                                                        consulting firm.                          Technologies,
                                                                                                  Diamond Hill,
                                                                                                  Intimate
                                                                                                  Brands, Max &
                                                                                                  Erma's

-----------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 64       Trustee         1984           Retired; formerly           22            Southtrust
500 Ocean Drive          -------                        Executive Vice President                  Bank, N.A.
Juno Beach, FL  33408                                   of Aon Consulting, an                     Florida
                                                        employee benefits
                                                        consulting group.

-----------------------------------------------------------------------------------------------------------------
CHARLES A. DONABEDIAN,   Trustee         1997           President, Winston          22            None
59                       -------                        Financial, Inc., which
Winston Financial, Inc.                                 provides a variety of
200 TechneCenter                                        marketing and consulting
Drive, Suite 200                                        services to investment
Milford, OH  45150                                      management companies;
                                                        CEO, Winston Advisors,
                                                        Inc., an investment
                                                        adviser.

-----------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 71      Trustee         1982, 1998     Retired; formerly           22            None
8781 Dunsinane Drive     -------                        Executive Vice President
Dublin, OH  43017                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997).

-----------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 40  Trustee         1998           Designer, Nicklaus          22            None
11780 U.S. Highway #1    -------                        Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus Companies.

-----------------------------------------------------------------------------------------------------------------

                                       15

"Interested" Trustees3,4
-----------------------------------------------------------------------------------------------------------------

                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    Position Held   the Fund1      During Past Five Years      Trustee       Held by Trustee
---------------------    -------------   ---------      ----------------------      -------       ---------------
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee/        1982           Chairman of Meeder Asset    22            Uniglobe
SR.*+, 73                President                      Management, Inc., an                      Travel
                                                        investment adviser;                       (U.S.A.),
                                                        Chairman and Director of                  L.L.C.
                                                        Mutual Funds Service Co.,
                                                        the Fund's transfer
                                                        agent; Director of
                                                        Adviser Dealer Services,
                                                        Inc., the Fund's
                                                        Distributor.
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   22            None
JR.*, 40                 Vice President                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------

Other Officers4
--------------------------------------------------------------------------------

                                         Year First
                                         Elected an
                                         Officer of    Principal Occupation(s)
Name, Address and Age    Position Held   the Fund1     During Past Five Years
---------------------    -------------   ---------     ----------------------
--------------------------------------------------------------------------------

DONALD F. MEEDER*+, 63   Assistant       1982          Assistant Secretary and
                         Secretary                     Vice President of Meeder
                                                       Asset Management, Inc.;
                                                       Assistant Secretary of
                                                       Mutual Funds Service Co.,
                                                       the Fund's transfer
                                                       agent.

--------------------------------------------------------------------------------
WESLEY F. HOAG*+, 45     Vice            1994          Vice President, Secretary
                         President and                 and General Counsel of
                         Secretary                     Meeder Asset Management,
                                                       Inc. and Mutual Funds
                                                       Service Co.; Secretary of
                                                       Adviser Dealer Services,
                                                       Inc. (since July 1993);
                                                       Attorney, Porter, Wright,
                                                       Morris & Arthur, a law
                                                       firm (October 1984 to
                                                       June 1993).

--------------------------------------------------------------------------------

BRUCE E. MCKIBBEN*+, 32  Treasurer       1999          Treasurer and Manager/
                                                       Fund Accounting and
                                                       Financial Reporting,
                                                       Mutual Funds Service Co.,
                                                       the Funds' transfer agent
                                                       (since April 1997);
                                                       Assistant Treasurer and
                                                       Manager/Fund Accounting,
                                                       The Ohio Company, a
                                                       broker-dealer (April 1991
                                                       to April 1997).
--------------------------------------------------------------------------------

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios. Wesley F. Hoag is deemed an "interested person" of the Trust by virtue of his position as Vice President and Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios. Donald F. Meeder is deemed an "interested person" of the Trust by virtue of his position as Assistant Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                         Aggregate Dollar Range1
                                                         of Shares Owned in All
                                                         Funds Within The Fund
                                Dollar Range of Fund     Complex Overseen by
Name of Director                Shares Owned1            Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Milton S. Bartholomew           $0                       Over $100,000
--------------------------------------------------------------------------------

Roger D. Blackwell              $0                       Over $100,000
--------------------------------------------------------------------------------

Walter L. Ogle                  $0                       Over $100,000
--------------------------------------------------------------------------------

Charles A. Donabedian           $0                       $50,001-$100,000
--------------------------------------------------------------------------------

James W. Didion                 $0                       $1 - $10,000
--------------------------------------------------------------------------------

Jack W. Nicklaus II             $0                       $10,000 - $50,000
--------------------------------------------------------------------------------

"Interested"  Trustees

Robert S. Meeder, Sr.           Over $100,000            Over $100,000
--------------------------------------------------------------------------------

Robert S. Meeder, Jr.           $0                       Over $100,000
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

     The following table shows the compensation paid by the Portfolios and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                               PENSION                           OR TOTAL
                                               RETIREMENT                        COMPENSATION
                                               BENEFITS                          FROM
                              AGGREGATE        ACCRUED AS       ESTIMATED        REGISTRANT AND
                              COMPENSATION     PART OF          ANNUAL           FUND COMPLEX
                              FROM THE         PORTFOLIO        BENEFITS UPON    PAID TO
TRUSTEE                       PORTFOLIO1       EXPENSE          RETIREMENT       TRUSTEE1, 2
-------                       ----------       -------          ----------       -----------
Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         $1,075           None             None             $14,642

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                $1,075           None             None             14,642

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            $1,000           None             None             13,642

Charles A. Donabedian         $1,075           None             None             14,642

James Didion                  $1,000           None             None             13,642

Jack W. Nicklaus II           $1,000           None             None             13,642

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2001, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,075, Roger A. Blackwell - $1,000, Charles A. Donabedian - $1,075, Jack W. Nicklaus II - $1,000, and Walter L. Ogle
- $1,075.

2 The Fund Complex consists of 22 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the seven Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $6,225 for the year ended December 31, 2001 $24,369 in 2000). All other officers and Trustees serve without compensation from any Portfolio.

     The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Charles Donabedian, Milton Bartholomew and Walter Ogle. The Nominating Committee is comprised of the following independent Trustees of the Trust: James Didion, Roger Blackwell and Charles Donabedian. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6000 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2001, the Audit Committee and the Nominating Committee each met two times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Portfolio's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolio and the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information  on  the  investment  performance,   advisory  fees,  fund
          administration fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Portfolio;

     o    information on personnel of the Manager's investment committee;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    soft dollars received by the Manager from Portfolio trades;

     o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Portfolio;

     o the Manager's policy regarding the aggregation of orders from the Portfolio and the Manager's private accounts; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Portfolio and Fund.

     The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Portfolio and Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

DISTRIBUTION PLAN

     Rule 12b-1 (the Rule) under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") which authorizes, among other things, payment of incentives in the form of commissions and fees advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than, 3/100 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of any of the Plans, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

     The Plan was approved by the Fund's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan has been approved by shareholders and will continue in effect only if approved at least annually by the Board of Trustees.

     Total payments made by the Fund to parties with service agreements for the year ended December 31, 2001 amounted to $5,598 ($198,526 in 2000; $275,405 in
1999). In addition, expenditures were approved by the Board of Trustees in the amount of $12 ($3,443 in 2000; $16,744 in 1999) for printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors. Other expenditures amounted to $0 for the year ended December 31, 2001 ($1,533 in 2000; $217 in 1999).

                               REDEMPTIONS IN KIND
                               -------------------

     The Trust has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

                             ADDITIONAL INFORMATION
                             ----------------------

     CUSTODIAN - U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Portfolio's assets.

     AUDITORS - KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio, 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

     STOCK TRANSFER AGENT - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides to the Fund and Portfolio accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for the Money Market Portfolio is $30,000. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. The fee for The Money Market Fund is the greater of $20 per shareholder account or 0.06% of the Fund's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 2001, total payments to Mutual Funds Service Co. amounted to $165,131 for the Fund and Portfolio collectively.

     REPORTS TO SHAREHOLDERS - The Fund provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                     ---------------------------------------

     As of March 31, 2002, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name and Address                    Amount of Record            Percent
of Beneficial Owner                 and Beneficially            of Fund
-------------------                 ----------------            -------

PRWW Investment Corporation           5,393,959.00             6.3518.66%
Bruce Johnson, President
Attn:  Mary Alice Avery
103 Springer Building
Wilmington, DE  19810

Circle Trust Company                  2,750,106.67                  9.51%
FBO Orbitex Amerigo Fund
Metro Center
One Station Place
Stamford, CT  06902

William M. Gross                      2,574,000.00                  8.91%
2600 Alia Circle
Louisville, KY  40222

Circle Trust Company                  2,365,644.27                  8.18%
FBO Orbitex Clermont Fund
Metro Center
One Station Place
Stamford, CT  06902

Capital University                    2,214,369.21                  7.66%
Attn:  Mr. Gerald Schmidt
2199 E. Main Street
Columbus, OH  43209

Salomon Smith Barney, Inc.            1,486,708.62                  5.14%
Book Entry Account
Mutual Funds, 22nd Floor
388 Greenwich Street
New York, NY  10013

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                                CORE EQUITY FUND
                    A FUND OF THE MEEDER ADVISOR FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 2002

This Statement is not a prospectus but should be read in conjunction with the Meeder Advisor Funds' current Prospectus (dated April 30, 2002). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchases (Class A shares) or
(ii) on a deferred basis (Class C shares, and in certain cases, Class A shares purchased without an initial sales charge). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Each Class A and Class C share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

     TABLE OF CONTENTS                                                      PAGE

     Description of the Trust                                                  2
     Investment Policies and Related Matters                                   5
     Investment Restrictions                                                   6
     Portfolio Transactions                                                   18
     Valuation of Portfolio Securities                                        20
     Performance                                                              21
     Additional Purchase and Redemption Information                           24
     Distributions and Taxes                                                  29
     Investment Adviser and Manager                                           30
     Investment Subadviser                                                    33
     Investment Sub-subadvisers                                               34
     Trustees and Officers                                                    38
     The Distributor                                                          42
     Contracts With Companies Affiliated With Manager                         49
     Additional Information                                                   50
     Principal Holders of Outstanding Shares                                  50
     Financial Statements                                                     51

INVESTMENT ADVISER                             INVESTMENT SUBADVISER
------------------                             ---------------------
Meeder Asset Management, Inc.                  Sector Capital Management, L.L.C.

DISTRIBUTOR                                    TRANSFER AGENT
-----------                                    --------------
Adviser Dealer Services, Inc.                  Mutual Funds Service Co.

     DESCRIPTION OF THE TRUST
     ------------------------

     BACKGROUND. The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Core Equity Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Core Equity Fund seeks to achieve its investment objectives by investing all of its assets in the Growth Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Growth Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the

Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                     INVESTMENT POLICIES AND RELATED MATTERS
                     ---------------------------------------

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S&P
500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market capitalization-weighted basis. Within each industry sector are separate industry sub-sectors, each of which comprises 10% or more of its corresponding industry sector on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors and sub-sectors in the S&P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector and sub-sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector and sub-sector of the S&P 500 to the total market value of all common stocks in the S&P 500 to determine each industry sector's and sub-sector's weighting in the S&P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S&P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. If the weighting of any industry sub-sector of the S&P 500 falls below 10% or more of its corresponding industry sector on a market-capitalization basis, the Portfolio will not be required to maintain exposure to that sub-sector within the Portfolio. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated, leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management. When selecting S&P 500 stocks, each sector adviser is limited to the list of S&P 500 companies identified by the Portfolio's subadviser as representing its specific industry sector. Subject to these restrictions, each sector adviser selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned.

                             INVESTMENT RESTRICTIONS
                             -----------------------

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The following investment limitations are not fundamental, and may be changed without shareholder approval.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii)The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the

Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

Ratings
-------

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager,

Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including
(1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and
non-government  stripped  fixed-rate  mortgage-backed   securities.   Also,  the
Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     LIMITATIONS  ON FUTURES AND OPTIONS  TRANSACTIONS.  The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as Meeder Advisor Funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well.

Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER
------------------

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it. These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 2001 was 37% (58% in 2000).

     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Meeder Advisor Funds to the extent permitted by law.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 2001 to December 31, 2001, the Growth Stock Portfolio paid total commissions of $66,524 ($82,179 in 2000; $67,629 in 1999) on the purchase and sale of securities, of which $1,050in commissions were paid on the purchase and sale of futures and options contracts.

                        VALUATION OF PORTFOLIO SECURITIES
                        ---------------------------------

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE
                                   -----------

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     Calculation of Average Annual TOTAL RETURN BEFORE TAXES. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)^n = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

CORE EQUITY FUND (CLASS A SHARES):

                                                      Total Return*
                                         ---------------------------------------
                                                               Since Inception
                                             One Year             (7/31/97)
                                           Period Ended          Period Ended
                                         December 31, 2001     December 31, 2001
                                         -----------------     -----------------

Average Total Return                          -18.82%                2.34%

CORE EQUITY FUND (CLASS C SHARES):

                                                      Total Return*
                                         ---------------------------------------
                                                               Since Inception
                                             One Year             (7/31/97)
                                           Period Ended          Period Ended
                                         December 31, 2001     December 31, 2001
                                         -----------------     -----------------

Average Total Return                          -15.41%                3.50%

* These figures reflect sales charges.

The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                           1 YEAR (%)     SINCE INCEPTION (%)
                           ----------------------------------
Class A Shares              -19.86              1.67
--------------
Class C Shares              -16.58              2.82

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions)
     n    =  number of years
     ATVD =  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES.

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

                           1 YEAR (%)     SINCE INCEPTION (%)
                           ----------------------------------
Class A Shares               -10.47              1.79
--------------
Class C Shares                -8.86              2.74

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions and redemptions)
     n    =  number of years
     ATVDR=  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Meeder Advisor Funds or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2002: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed),
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of the Meeder Advisor Funds (each a "Meeder Advisor Funds Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange, but a 1% contingent deferred sales charge may be payable upon the redemption of Class A shares acquired as a result of the exchange, if the initial Class A shares were purchased without an initial sales charge. The purchase date would be deemed to be the date of the initial purchase rather than the date of the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Meeder Advisor Funds Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Meeder Advisor Funds. If Class C shares of the Fund are exchanged for Class C shares of other Meeder Advisor Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of the Meeder Advisor Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of another series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Meeder Advisor Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     LETTERS OF INTENTION. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intention providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Meeder Advisor Funds. All Class A shares of the Fund and Class A shares of other Meeder Advisor Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intention are not available to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     A Letter of Intention permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intention will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intention goal.

     The Letter of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intention should carefully read such Letter of Intention.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

     REDEMPTIONS IN KIND. The Trust has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Core Equity Fund's dividends, if any, are declared payable on a quarterly basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Core Equity Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term   capital  gains   distributed   by  the  Fund  are  taxable  to
shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Transfer Agent may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Transfer Agent with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of the Meeder Advisor Funds Trust for federal income tax purposes.

          The Fund  intends  to  qualify  each year as a  "regulated  investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income
          (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

          The Core Equity Fund qualified as a "regulated investment company" for each of the last three years.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%.

     For the year ending December 31, 2001, the Growth Stock Portfolio paid fees to the Manager totaling $470,064 ($613,585 in 2000; $570,139 in 1999).

     The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.90% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may terminate this agreement after April 30, 2003.

     For the year ended December 31, 2001, the Manager reimbursed expenses totaling $52,240in the Core Equity Fund.

     Meeder Asset Management, Inc, formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; and Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser ; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Ronald C. Paul, Treasurer; Donald F. Meeder, Assistant Secretary; Robert S. Meeder, Jr., President; David M. Rose, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President, Secretary and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. is a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER
                              ---------------------

     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                           INVESTMENT SUB-SUBADVISERS
                           --------------------------

     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has received an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive order, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:

     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the transportation sector of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2001, Miller/Howard managed approximately $357 million in assets. Lowell G. Miller, President and Chief Investment Officer of Miller/Howard, controls Miller\Howard through stock ownership. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and the Meeder Advisor Funds' Utility Growth Fund. Miller/Howard's principal executive offices are located at 324 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     W. H. REAVES & COMPANY, INC. serves as sector advisre to the utilities sector of the Growth Stock Portfolio. Reaves is a registered investment adviser that has been providing investment services to employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1977. As of December 31, 2001, Reaves managed approximately $1.2 billion in assets. W. H. Reaves, President and Chief Investment Officer, and Mark D. Luftig, Executive Vice President, are the portfolio managers primarily responsible for the day-to-day management of the assets of the Growth Stock Portfolio allocated to Reaves. Mr. Reaves, the founder of W. H. Reaves & Company, Inc., has over 50 years of investment experience and serves as portfolio manager and utility analyst. Mr. Luftig, with over 30 years of investment experience, has been with Reaves since 1995 and serves as a portfolio manager and utility analyst. Reaves' principal executive offices are located at 10 Exchange Place, 18th Floor, Jersey City, New Jersey 07302.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 2001, Barrow managed approximately $
28.6 billion in assets. Jane Gilday, CFA, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Ms. Gilday has served as a portfolio manager and Principal for Barrow since January 1998. From 1993 to January 1998, Ms. Gilday served as a securities analyst at Hancock Institutional Equity Services and Advest Inc. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 2001, The Mitchell Group held discretionary authority over approximately $404 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the goods and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 2001, Ashland managed approximately $2 billion in assets. Terence J. McLaughlin, Chief Investment Officer of Ashland, and Deborah C. Ohl, a Vice President and Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at One Battery Park Plaza, New York, New York 10004.

     MATRIX ASSET ADVISORS, INC. serves as sector adviser to the financial sector of the Growth Stock Portfolio. Matrix is a registered investment adviser that has provided investment management services to individuals, pension and profit sharing plans, trusts, charitable organizations and corporations since 1986. As of December 31, 2001, the firm managed approximately $ 763 million in assets. David A. Katz is the portfolio manager primarily responsible for the day to day management of those assets of the Growth Stock Portfolio allocated to Matrix. Mr. Katz, a co-founder of Matrix, is the President of the firm and has served as its Chief Investment Officer since the firm's inception. Matrix's executive offices are located at 747 Third Avenue, 31st Floor, New York, New York 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 2001, Dresdner RCM had approximately $40.5 billion under management and advice in San Francisco and an additional $21.8billion by affiliates in London, Hong Kong, and San Diego. Walter C. Price and Huachen Chen, each

Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 2001 totaling approximately $ 455 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Senior Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has 18 years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

                              TRUSTEES AND OFFICERS
                              ---------------------

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*).

"Non-Interested" Trustees
-----------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Portfolios
                                         Elected A                                  in Fund       Other
                                         Director of                                Complex       Directorships
                                         Fund           Principal Occupation(s)     Overseen by   Held by
Name, Address and Age    Position Held   Complex1       During Past Five Years      Trustee       Trustee2
---------------------    -------------   --------       ----------------------      -------       --------
-----------------------------------------------------------------------------------------------------------------
MILTON S. BARTHOLOMEW,   Trustee         1982           Retired; formerly a         22            None
73                       -------                        practicing attorney in
1424 Clubview                                           Columbus, Ohio; member of
Boulevard, S.                                           each Fund's Audit
Worthington, OH  43235                                  Committee.

-----------------------------------------------------------------------------------------------------------------
ROGER D. BLACKWELL, 61   Trustee         1994           Professor of Marketing      22            Airnet
Blackwell Associates,    -------                        and Consumer Behavior,                    Systems,
Inc.                                                    The Ohio State                            Anthony &
3380 Tremont Road                                       University; President of                  Sylvan,
Columbus, OH  43221                                     Blackwell Associates,                     Applied
                                                        Inc., a strategic                         Industrial
                                                        consulting firm.                          Technologies,
                                                                                                  Diamond Hill,
                                                                                                  Intimate
                                                                                                  Brands, Max &
                                                                                                  Erma's

-----------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 64       Trustee         1984           Retired; formerly           22            Southtrust
500 Ocean Drive          -------                        Executive Vice President                  Bank, N.A.
Juno Beach, FL  33408                                   of Aon Consulting, an                     Florida
                                                        employee benefits
                                                        consulting group.

-----------------------------------------------------------------------------------------------------------------
CHARLES A. DONABEDIAN,   Trustee         1997           President, Winston          22            None
59                       -------                        Financial, Inc., which
Winston Financial, Inc.                                 provides a variety of
200 TechneCenter                                        marketing and consulting
Drive, Suite 200                                        services to investment
Milford, OH  45150                                      management companies;
                                                        CEO, Winston Advisors,
                                                        Inc., an investment
                                                        adviser.

-----------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 71      Trustee         1982, 1998     Retired; formerly           22            None
8781 Dunsinane Drive     -------                        Executive Vice President
Dublin, OH  43017                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997).

-----------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 40  Trustee         1998           Designer, Nicklaus          22            None
11780 U.S. Highway #1    -------                        Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus Companies.

-----------------------------------------------------------------------------------------------------------------

                                       36

"Interested" Trustees3,4
-----------------------------------------------------------------------------------------------------------------

                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    Position Held   the Fund1      During Past Five Years      Trustee       Held by Trustee
---------------------    -------------   ---------      ----------------------      -------       ---------------
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee/        1982           Chairman of Meeder Asset    22            Uniglobe
SR.*+, 73                President                      Management, Inc., an                      Travel
                                                        investment adviser;                       (U.S.A.),
                                                        Chairman and Director of                  L.L.C.
                                                        Mutual Funds Service Co.,
                                                        the Fund's transfer
                                                        agent; Director of
                                                        Adviser Dealer Services,
                                                        Inc., the Fund's
                                                        Distributor.
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   22            None
JR.*, 40                 Vice President                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------

Other Officers4
--------------------------------------------------------------------------------

                                         Year First
                                         Elected an
                                         Officer of    Principal Occupation(s)
Name, Address and Age    Position Held   the Fund1     During Past Five Years
---------------------    -------------   ---------     ----------------------
--------------------------------------------------------------------------------

DONALD F. MEEDER*+, 63   Assistant       1982          Assistant Secretary and
                         Secretary                     Vice President of Meeder
                                                       Asset Management, Inc.;
                                                       Assistant Secretary of
                                                       Mutual Funds Service Co.,
                                                       the Fund's transfer
                                                       agent.

--------------------------------------------------------------------------------
WESLEY F. HOAG*+, 45     Vice            1994          Vice President, Secretary
                         President and                 and General Counsel of
                         Secretary                     Meeder Asset Management,
                                                       Inc. and Mutual Funds
                                                       Service Co.; Secretary of
                                                       Adviser Dealer Services,
                                                       Inc. (since July 1993);
                                                       Attorney, Porter, Wright,
                                                       Morris & Arthur, a law
                                                       firm (October 1984 to
                                                       June 1993).

--------------------------------------------------------------------------------

BRUCE E. MCKIBBEN*+, 32  Treasurer       1999          Treasurer and Manager/
                                                       Fund Accounting and
                                                       Financial Reporting,
                                                       Mutual Funds Service Co.,
                                                       the Funds' transfer agent
                                                       (since April 1997);
                                                       Assistant Treasurer and
                                                       Manager/Fund Accounting,
                                                       The Ohio Company, a
                                                       broker-dealer (April 1991
                                                       to April 1997).
--------------------------------------------------------------------------------

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios. Wesley F. Hoag is deemed an "interested person" of the Trust by virtue of his position as Vice President and Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios. Donald F. Meeder is deemed an "interested person" of the Trust by virtue of his position as Assistant Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                         Aggregate Dollar Range1
                                                         of Shares Owned in All
                                                         Funds Within The Fund
                                Dollar Range of Fund     Complex Overseen by
Name of Director                Shares Owned1            Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Milton S. Bartholomew           $0                       Over $100,000
--------------------------------------------------------------------------------

Roger D. Blackwell              $0                       Over $100,000
--------------------------------------------------------------------------------

Walter L. Ogle                  $0                       Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Charles A. Donabedian           $0                       $50,001-$100,000
--------------------------------------------------------------------------------

James W. Didion                 $0                       $1 - $10,000
--------------------------------------------------------------------------------

Jack W. Nicklaus II             $0                       $10,000 - $50,000
--------------------------------------------------------------------------------

"Interested"  Trustees

Robert S. Meeder, Sr.           $0                       Over $100,000
--------------------------------------------------------------------------------

Robert S. Meeder, Jr.           $0                       Over $100,000
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                               Pension or                        Total
                                               Retirement                        Compensation
                                               Benefits                          from
                              Aggregate        Accrued as       Estimated        Registrant and
                              Compensation     Part of          Annual           Fund Complex
                              from the         Portfolio        Benefits Upon    Paid to
Trustee                       Portfolio1       Expense          Retirement       Trustee1, 2
-------                       ----------       -------          ----------       -----------

Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         $2,590           None             None             $14,642

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                $2,590           None             None             $14,642

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            $2,419           None             None             $13,642

Charles A. Donabedian         $2,590           None             None             $14,642

James Didion                  $2,419           None             None             $13,642

Jack W. Nicklaus II           $2,419           None             None             $13,642

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2001, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $2,590, Roger A. Blackwell - $2,419, Charles A. Donabedian - $2,590, Jack W. Nicklaus II - $2,419, and Walter L. Ogle
- $2,590.

2 The Fund Complex consists of 22 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the seven Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $15,027 for the year ended December 31, 2001 ($18,635 in 2000). All other officers and Trustees serve without compensation from the Trust.

     The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Charles Donabedian, Milton Bartholomew and Walter Ogle. The Nominating Committee is comprised of the following independent Trustees of the Trust: James Didion, Roger Blackwell and Charles Donabedian. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6000 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2001, the Audit Committee and the Nominating Committee each met two times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Portfolio's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolio and the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information  on  the  investment  performance,   advisory  fees,  fund
          administration fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Portfolio;

     o    information on personnel of the Manager's investment committee;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    soft dollars received by the Manager from Portfolio trades;

     o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Portfolio;

     o the Manager's policy regarding the aggregation of orders from the Portfolio and the Manager's private accounts; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Portfolio and Fund.

     The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Portfolio and Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of

Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                                 THE DISTRIBUTOR
                                 ---------------

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Meeder Financial, Inc.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                                  AS A PERCENTAGE   AS A PERCENTAGE
                                  OF OFFERING       OF NET ASSET
                                  PRICE OF THE      VALUE OF THE      DEALER'S
                                  SHARES            SHARES            SALES
AMOUNT INVESTED                   PURCHASED         PURCHASED         CONCESSION
--------------------------------------------------------------------------------
Up to $50,000                        5.75%             6.10%            5.25%
$50,001 to $100,000                  5.00%             5.26%            4.50%
$100,001 to $249,999                 3.75%             3.90%            3.25%
$250,000 to $499,999                 2.50%             2.56%            2.00%
$500,000 to $999,999                 2.00%             2.04%            1.60%
$1,000,000 or more                   none*             none*            none*

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of Class A shares purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The Distributor receives the proceeds of CDSCs paid by investors upon redemptions of Class A shares.

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                     Amount Paid
---------------                                     -----------

Advertising                                          $       0
Printing and Mailing of Prospectuses                 $       0
Compensation to Underwriters                         $  18,826
Compensation to Broker-Dealers                       $  26,662
Compensation to Sales Personnel                      $       0
Interest, Carrying, or Other Financial Charges       $       0
                                                     ---------
Total                                                $  45,488

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2001.

Name of                       Net Underwriting     Compensation
Principal                     Discounts and        on Redemptions      Brokerage        Other
Underwriter                   Commissions          and Repurchases     Commissions      Compensation
-----------                   -----------          ---------------     -----------      ------------
Adviser Dealer Services, Inc.    $77,251              $24,778            $70,555             $0

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER
              ----------------------------------------------------

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 2001, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $53,101.

ADDITIONAL INFORMATION

     CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                     ---------------------------------------

     As of March 31, 2002, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Name                   Name & Address             Number of             Percent
of Fund                of Beneficial Owner        Shares of Record      of Class
-------                -------------------        ----------------      --------

Core Equity
Fund Class C
                       Robinson York, Jr.         12,417.7010             5.44%
                       Maricel R. York
                       2088 Fox Run Cove
                       Memphis, TN  38119

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS
                              --------------------

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                         TACTICAL ASSET ALLOCATION FUND

                    A FUND OF THE MEEDER ADVISOR FUNDS TRUST
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Meeder Advisor Funds dated April 30, 2002. A copy of the Prospectus may be obtained from Meeder Advisor Funds, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchases (Class A shares) or
(ii) on a deferred basis (Class C shares, and in certain cases, Class A shares purchased without an initial sales charge). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

     Description of the Trust                                                  2
     Investment Policies and Related Matters                                   5
          General                                                              5
          The Asset Allocation Portfolio                                       5
          Risk Considerations                                                  7
          Money Market Instruments and Bonds                                   8
          Ratings                                                              9
          Hedging Strategies                                                  12
          Investment Restrictions                                             15
          Portfolio Turnover                                                  16
          Purchase and Sale of Portfolio Securities                           16
          Valuation of Portfolio Securities                                   18
     Calculation of Average Annual Total Return Before Taxes                  19
     Calculation of Average Annual Total Return After Taxes on Distributions Calculation of Average Annual Total Return After Taxes on
     Distributions and Sale of Fund Shares
     Additional Purchase and Redemption Information                           21
     Distribution and Taxes                                                   25
     Investment Adviser and Manager                                           26
     Officers and Trustees                                                    29
     The Distributor                                                          33
     Meeder Advisor Funds Retirement Plans                                    36
     Contracts with Companies Affiliated with the Manager                     40
     Additional Information                                                   41
     Principal Holders of Outstanding Shares                                  41
     Financial Statements                                                     42

Investment Adviser                                      Transfer Agent
------------------                                      --------------
Meeder Asset Management, Inc.                           Mutual Funds Service Co.

Distributor
-----------
Adviser Dealer Services, Inc.

     DESCRIPTION OF THE TRUST
     ------------------------

     BACKGROUND. The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Tactical Asset Allocation Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Tactical Asset Allocation Fund seeks to achieve its investment objectives by investing all of its assets in the Asset Allocation Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-494-FLEX, or (614) 760-2159.

     The Asset Allocation Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                     INVESTMENT POLICIES AND RELATED MATTERS
                     ---------------------------------------

GENERAL

     As described above, the Trust seeks to achieve the investment objective of the Fund by investing all of its investable assets in the Asset Allocation Portfolio, the Fund's corresponding portfolio having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of its corresponding portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     The Manager of the Portfolio places a high degree of importance on protecting portfolio values from severe market declines. Consequently, the Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments. (See "Money Market Instruments and Bonds" below.)

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Portfolio. High transaction costs could result when compared with other funds.

THE ASSET ALLOCATION PORTFOLIO

     The Manager will select mutual funds for inclusion in the Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Portfolio.

     Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other funds of the Meeder Advisor Funds or The Flex-funds family of funds, the corresponding portfolios of which are also managed by the Manager.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Trust's Prospectus.)

     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Manager's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Manager's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may invest up to 100% of its assets to do so.

     In purchasing shares of other mutual funds, the Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Portfolios outstanding interests. These restrictions are applicable to the Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Portfolio differ from the restrictions applicable to the portfolios in which other Meeder Advisor Funds' funds are invested, in that the Portfolio is permitted to purchase the shares of other investment companies (mutual funds); is permitted to invest more than 5% of its assets in the securities of any one investment company (mutual fund); and may invest more than 25% of its assets in any one industry.

     The Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolio, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

     The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

     Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and

Exchange   Commission.   In  such  cases,  the  Portfolio  may  hold  securities
distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

     Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Asset Allocation Portfolio, without its having changed its investment position.

     The Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices, the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

     For temporary defensive purposes, the Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities commercial paper, certificates of deposit or other money market instruments. The Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Trust's Prospectus.

RISK CONSIDERATIONS

     The Asset Allocation Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The Asset Allocation Portfolio may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively impact the value of the Asset Allocation Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Asset Allocation Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Although the Asset Allocation Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Asset Allocation Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Asset Allocation Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     An investor in Tactical Asset Allocation Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Asset

Allocation Portfolio, he will bear not only his proportionate share of the expenses of the Asset Allocation Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations, and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve

          System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. the Portfolio may enter into repurchase agreements with its custodian (Firstar Bank, N.A.,
          Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at the time of purchase, in repurchase agreements which mature in excess of seven days.

     The Manager exercises due care in the selection of money market instruments and bonds. However there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury, and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price.

     The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES

     The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position. Such a program would involve entering into options or futures contracts (hedge transactions).

     The objective of an option or futures contract transaction could be to protect a profit or offset a loss in the Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities at a future date for a definite price. In either case, it would not be necessary for a Portfolio to actually buy or sell the securities currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities under consideration or similar securities. The value of shares of common stock or the face amount of government bonds or notes covered by the hedge transaction would be the same, or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

     In lieu of the sale of a security, an option transaction could involve the purchase of a put option contract, which would give the Portfolio the right to sell a common stock, government bond or futures contract on an index (see below), at a specified price until the expiration date of the option. The Portfolio will only purchase a put option contract on a stock or bond when the number of shares of the issuer's stock or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

     Also, in lieu of the sale of securities, a futures transaction could involve the sale of a futures contract which would require the Portfolio either
(a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the security or securities involved in the futures contract.

     The securities involved in an option or futures contract may be stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Portfolio. The Manager will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by the Portfolio, and this may entail additional risk, as described below.

     To the extent that the Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, the Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in the Portfolio's positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

     The Portfolio will only sell an index short when the Manager has decided to reduce the Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Manager decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, the Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

     In lieu of the purchase of a security, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Portfolio will only purchase call options when the shares of stock or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.

     In lieu of the purchase of securities, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Manager will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

     The Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. The Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

     Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

     Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

     Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the trustees determine that such is not a fair value. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or, if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

     In conducting a hedging program for the Portfolio, the Manager may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

     When conducting a hedging program on behalf of the Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Meeder Advisor Funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     These financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective.

INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

     Provided  that  nothing  in the  following  investment  restrictions  shall prevent the Trust from investing all or part of the Fund's assets in the Portfolio, the Fund nor the Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be liquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes; (h) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (i) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (j) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or the Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5%
of such securities; (k) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested; (l) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; and (m) Invest in warrants.

     Each of the Trust's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the fiscal year ended December 31, 2001 in the Asset Allocation Portfolio was 298% (406% in 2000). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of the Portfolio to change its portfolio from a fully invested position to a partially defensive position at various times during the year.

     Because the Manager may employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Asset Allocation Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager's clients may be useful to the Manager in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Meeder Advisor Funds funds to the extent permitted by law.

     The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the year ended December 31, 2001, the Portfolio paid brokerage commissions totaling $11,050 ($30,925 in 2000; $26,800 in 1999) on the purchase and sale of common stock securities and futures contracts.

VALUATION OF PORTFOLIO SECURITIES

     The assets of the Portfolio consist primarily of underlying mutual funds, which are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Underlying money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities.

     Securities owned by the Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES
             -------------------------------------------------------

     From time to time, the Fund may advertise its average annual total returns for various periods of time. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Period and average annualized total return are calculated separately for Class A shares and Class C shares. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by the Fund's corresponding Portfolio, and changes in the Fund's expenses.

     When applicable, depending on the Fund, the periods of time shown will be for a one-year period, a five-year period, a ten-year period (or relevant portion thereof) and since inception. Period and average annualized total return are calculated separately for Class A and Class C shares. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period. It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P (1+T)^n = ERV
     P = initial investment of $1,000
     T = average annual total return
     n = Number of years
     ERV = ending redeemable value at the end of the base period

TACTICAL ASSET ALLOCATION FUND (CLASS A SHARES):

                                             Total Return*
                       ---------------------------------------------------------
                                                                Since Inception
                            1 Year              5 Years        (August 1, 1996)
                         Period Ended        Period Ended        Period Ended
                       December 31, 2001   December 31, 2001   December 31, 2001
                       -----------------   -----------------   -----------------

Total Return                -16.81%              3.77%               4.51%

TACTICAL ASSET ALLOCATION FUND (CLASS C SHARES):

                                             Total Return
                       ---------------------------------------------------------
                                                                Since Inception
                            1 Year              5 Years         (June 1, 1995)
                         Period Ended        Period Ended        Period Ended
                       December 31, 2001   December 31, 2001   December 31, 2001
                       -----------------   -----------------   -----------------

Total Return                -13.29%              4.83%               6.61%

* These figures reflect sales charges.

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth above. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                              1 YEAR (%)     5 YEARS (%)     SINCE INCEPTION (%)
                              --------------------------------------------------

          TAA - Class A         -19.22           0.56              1.22
          TAA - Class C         -15.45           1.98              3.84


     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions)
     n    =  number of years
     ATVD =  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES.

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

                              1 YEAR (%)     5 YEARS (%)     SINCE INCEPTION (%)
                              --------------------------------------------------

          TAA - Class A        -10.24           2.55               3.05
          TAA - Class C         -8.63           3.53               4.84

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions and redemptions)
     n    =  number of years
     ATVDR=  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2002: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed),
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of the Meeder Advisor Funds (each a "Meeder Advisor Funds Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange, but a 1% contingent deferred sales charge may be payable upon the redemption of Class A shares acquired as a result of the exchange, if the initial Class A shares were purchased without an initial sales charge. The purchase date would be deemed to be the date of the initial purchase rather than the date of the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Meeder Advisor Funds Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Meeder Advisor Funds. If Class C shares of the Fund are exchanged for Class C shares of other Meeder Advisor Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of the Meeder Advisor Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     All redemptions in kind shall be of readily marketable securities.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will bedeemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individuals spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under Combined Purchase and Cumulative Purchase
Privilege, may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Meeder Advisor Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Transaction Policies" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Meeder Advisor Funds. All Class A shares of the Fund and Class A shares of other Meeder Advisor Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor s holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     CONVERTIBLE CLASS C SHARES. Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 ("convertible Class C shares") will automatically convert to Class A shares seven years after the end of the calendar month in which the purchase order for convertible Class C shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class C shares acquired through the reinvestment of dividends and distributions on or before April 30, 1998 ("reinvested convertible Class C shares") will be converted to Class A shares on a pro-rata basis only when convertible Class C shares not acquired through reinvestment of dividends or distributions ("purchased convertible Class C shares") are converted. The portion of reinvested convertible Class C shares to be converted will be determined by the ratio that the purchased convertible Class C shares eligible for conversion bear to the total amount of purchased convertible Class C shares in the shareholder's account. For the purposes of calculating the holding period, convertible Class C shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of convertible Class C shares occurred, or (b) for convertible Class C shares obtained by an exchange or series of exchanges, the date on which issuance of the original convertible Class C shares occurred. This conversion to Class A shares will relieve convertible Class C shares that have been outstanding for at least seven years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such convertible Class C shares) from the higher ongoing distribution fee paid by convertible Class C shares. Only convertible Class C shares have this conversion feature. Conversion of convertible Class C shares to Class A shares is contingent on the availability of a private letter revenue ruling from the Internal Revenue Service or an opinion of counsel affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or opinion of counsel is no longer available, conversion of convertible Class C shares to Class A shares would have to be suspended, and convertible Class C shares would continue to be subject to the Class C distribution fee until redeemed.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Distributor.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Tactical Asset Allocation Fund's dividends, if any, are declared payable on a quarterly basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Tactical Asset Allocation Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term   capital  gains   distributed   by  the  Fund  are  taxable  to
shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of the Meeder Advisor Funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Tactical Asset Allocation Fund qualified as a "regulated investment company" for each of the last five fiscal years.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U.S. Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. the Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

         Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     For the year ended December 31, 2001, the Asset Allocation Portfolio paid fees to the Manager totaling $734,145 ($1,168,103 in 2000; $1,214,387 in 1999).

     The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.90% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may terminate this agreement after April 30, 2003.

     For the year ended December 31, 2001, the Manager reimbursed expenses totaling $37,603 in the Tactical Asset Allocation Fund.

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Ronald C. Paul, Treasurer; Donald F. Meeder, Assistant Secretary; Robert S. Meeder, Jr., President; David M. Rose, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President, Secretary and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. is a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meederand Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor.

     The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                             OFFICERS AND TRUSTEES
                             ---------------------

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

"Non-Interested" Trustees
-----------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Portfolios
                                         Elected A                                  in Fund       Other
                                         Director of                                Complex       Directorships
                                         Fund           Principal Occupation(s)     Overseen by   Held by
Name, Address and Age    Position Held   Complex1       During Past Five Years      Trustee       Trustee2
---------------------    -------------   --------       ----------------------      -------       --------
-----------------------------------------------------------------------------------------------------------------
MILTON S. BARTHOLOMEW,   Trustee         1982           Retired; formerly a         22            None
73                       -------                        practicing attorney in
1424 Clubview                                           Columbus, Ohio; member of
Boulevard, S.                                           each Fund's Audit
Worthington, OH  43235                                  Committee.

-----------------------------------------------------------------------------------------------------------------
ROGER D. BLACKWELL, 61   Trustee         1994           Professor of Marketing      22            Airnet
Blackwell Associates,    -------                        and Consumer Behavior,                    Systems,
Inc.                                                    The Ohio State                            Anthony &
3380 Tremont Road                                       University; President of                  Sylvan,
Columbus, OH  43221                                     Blackwell Associates,                     Applied
                                                        Inc., a strategic                         Industrial
                                                        consulting firm.                          Technologies,
                                                                                                  Diamond Hill,
                                                                                                  Intimate
                                                                                                  Brands, Max &
                                                                                                  Erma's

-----------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 64       Trustee         1984           Retired; formerly           22            Southtrust
500 Ocean Drive          -------                        Executive Vice President                  Bank, N.A.
Juno Beach, FL  33408                                   of Aon Consulting, an                     Florida
                                                        employee benefits
                                                        consulting group.

-----------------------------------------------------------------------------------------------------------------
CHARLES A. DONABEDIAN,   Trustee         1997           President, Winston          22            None
59                       -------                        Financial, Inc., which
Winston Financial, Inc.                                 provides a variety of
200 TechneCenter                                        marketing and consulting
Drive, Suite 200                                        services to investment
Milford, OH  45150                                      management companies;
                                                        CEO, Winston Advisors,
                                                        Inc., an investment
                                                        adviser.

-----------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 71      Trustee         1982, 1998     Retired; formerly           22            None
8781 Dunsinane Drive     -------                        Executive Vice President
Dublin, OH  43017                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997).

-----------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 40  Trustee         1998           Designer, Nicklaus          22            None
11780 U.S. Highway #1    -------                        Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus Companies.

-----------------------------------------------------------------------------------------------------------------

                                       32

"Interested" Trustees3,4
-----------------------------------------------------------------------------------------------------------------

                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    Position Held   the Fund1      During Past Five Years      Trustee       Held by Trustee
---------------------    -------------   ---------      ----------------------      -------       ---------------
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee/        1982           Chairman of Meeder Asset    22            Uniglobe
SR.*+, 73                President                      Management, Inc., an                      Travel
                                                        investment adviser;                       (U.S.A.),
                                                        Chairman and Director of                  L.L.C.
                                                        Mutual Funds Service Co.,
                                                        the Fund's transfer
                                                        agent; Director of
                                                        Adviser Dealer Services,
                                                        Inc., the Fund's
                                                        Distributor.
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   22            None
JR.*, 40                 Vice President                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------

Other Officers4
--------------------------------------------------------------------------------

                                         Year First
                                         Elected an
                                         Officer of    Principal Occupation(s)
Name, Address and Age    Position Held   the Fund1     During Past Five Years
---------------------    -------------   ---------     ----------------------
--------------------------------------------------------------------------------

DONALD F. MEEDER*+, 63   Assistant       1982          Assistant Secretary and
                         Secretary                     Vice President of Meeder
                                                       Asset Management, Inc.;
                                                       Assistant Secretary of
                                                       Mutual Funds Service Co.,
                                                       the Fund's transfer
                                                       agent.

--------------------------------------------------------------------------------
WESLEY F. HOAG*+, 45     Vice            1994          Vice President, Secretary
                         President and                 and General Counsel of
                         Secretary                     Meeder Asset Management,
                                                       Inc. and Mutual Funds
                                                       Service Co.; Secretary of
                                                       Adviser Dealer Services,
                                                       Inc. (since July 1993);
                                                       Attorney, Porter, Wright,
                                                       Morris & Arthur, a law
                                                       firm (October 1984 to
                                                       June 1993).

--------------------------------------------------------------------------------

BRUCE E. MCKIBBEN*+, 32  Treasurer       1999          Treasurer and Manager/
                                                       Fund Accounting and
                                                       Financial Reporting,
                                                       Mutual Funds Service Co.,
                                                       the Funds' transfer agent
                                                       (since April 1997);
                                                       Assistant Treasurer and
                                                       Manager/Fund Accounting,
                                                       The Ohio Company, a
                                                       broker-dealer (April 1991
                                                       to April 1997).
--------------------------------------------------------------------------------
"Non-Interested" Trustees

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios. Wesley F. Hoag is deemed an "interested person" of the Trust by virtue of his position as Vice President and Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios. Donald F. Meeder is deemed an "interested person" of the Trust by virtue of his position as Assistant Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                         Aggregate Dollar Range1
                                                         of Shares Owned in All
                                                         Funds Within The Fund
                                Dollar Range of Fund     Complex Overseen by
Name of Director                Shares Owned1            Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Milton S. Bartholomew           $0                       Over $100,000
--------------------------------------------------------------------------------

Roger D. Blackwell              $0                       Over $100,000
--------------------------------------------------------------------------------

Walter L. Ogle                  $0                       Over $100,000
--------------------------------------------------------------------------------

Charles A. Donabedian           $0                       $50,001-$100,000
--------------------------------------------------------------------------------

James W. Didion                 $0                       $1 - $10,000
--------------------------------------------------------------------------------

Jack W. Nicklaus II             $0                       $10,000 - $50,000
--------------------------------------------------------------------------------

"Interested"  Trustees

Robert S. Meeder, Sr.           $0                       Over $100,000
--------------------------------------------------------------------------------

Robert S. Meeder, Jr.           Class A - $10,001 -      Over $100,000
                                $50,000; Class C - $0
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                               Pension or                        Total
                                               Retirement                        Compensation
                                               Benefits                          from
                              Aggregate        Accrued as       Estimated        Registrant and
                              Compensation     Part of          Annual           Fund Complex
                              from the         Portfolio        Benefits Upon    Paid to
Trustee                       Portfolio1       Expense          Retirement       Trustee1, 2
-------                       ----------       -------          ----------       -----------
Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         4,275            None             None             14,642

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                4,275            None             None             14,642

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            3,998            None             None             13,642

Charles A. Donabedian         4,275            None             None             14,642

James Didion                  3,998            None             None             13,642

Jack W. Nicklaus II           3,998            None             None             13,642

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2001, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $4,275, Roger A. Blackwell - $3,998, Charles A. Donabedian - $4,275, Jack W. Nicklaus II - $3,998, and Walter L. Ogle
- $4,275.

2 The Fund Complex consists of 22 investment companies.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. All other officers and Trustees serve without compensation from the Trust. Trustees fees for the Portfolio totaled $24,819for the year ended December 31, 2001 ($42,020 in 2000; $37,364 in 1999).

     All other officers and Trustees serve without compensation from the Trust.

     The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Charles Donabedian, Milton Bartholomew and Walter Ogle. The Nominating Committee is comprised of the following independent Trustees of the Trust: James Didion, Roger Blackwell and Charles Donabedian. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6000 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2001, the Audit Committee and the Nominating Committee each met two times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Portfolio's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolio and the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information  on  the  investment  performance,   advisory  fees,  fund
          administration fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Portfolio;

     o    information on personnel of the Manager's investment committee;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    soft dollars received by the Manager from Portfolio trades;

     o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Portfolio;

     o the Manager's policy regarding the aggregation of orders from the Portfolio and the Manager's private accounts; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Portfolio and Fund.

     The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Portfolio and Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, 7.8% of the Fund's total outstanding shares.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                                 THE DISTRIBUTOR
                                 ---------------

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Meeder Financial.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                                  AS A PERCENTAGE   AS A PERCENTAGE
                                  OF OFFERING       OF NET ASSET
                                  PRICE OF THE      VALUE OF THE      DEALER'S
                                  SHARES            SHARES            SALES
AMOUNT INVESTED                   PURCHASED         PURCHASED         CONCESSION
--------------------------------------------------------------------------------
Up to $50,000                        5.75%             6.10%             5.25%
$50,001 to $100,000                  5.00%             5.26%             4.50%
$100,001 to $249,999                 3.75%             3.90%             3.25%
$250,000 to $499,999                 2.50%             2.56%             2.00%
$500,000 to $999,999                 2.00%             2.04%             1.60%
$1,000,000 or more                   none*             none*             none*

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of Class A shares purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The Distributor receives the proceeds of CDSCs paid by investors upon redemptions of Class A shares.

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                     Amount Paid
---------------                                     -----------

Advertising                                          $       0
Printing and Mailing of Prospectuses                 $       0
Compensation to Underwriters                         $   9,165
Compensation to Broker-Dealers                       $  27,911
Compensation to Sales Personnel                      $       0
Interest, Carrying, or Other Financial Charges       $       0
                                                     ---------
Total                                                $  37,076

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on February 8, 1997. Total payments made by the Fund to the current distributor of the Fund, Adviser Dealer Services, Inc. for the year ended December 31, 2001 amounted to $37,076. The payments made were used to offset a portion of initial commissions paid to securities dealers for the sale of Fund shares.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2001.

Name of                             Net Underwriting   Compensation of
Principal                           Discounts and      on Redemptions    Brokerage     Other
Underwriter                         Commissions        and Repurchases   Commissions   Compensation
-----------                         -----------        ---------------   -----------   ------------
Adviser Dealer Services, Inc.          $77,251             $24,778         $70,555         $0

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER
              ----------------------------------------------------

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 2001, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $56,339.

                             ADDITIONAL INFORMATION
                             ----------------------

     CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio 43215 serves as the Trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                     ---------------------------------------

     As of March 31, 2002, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Class              Name & Address               Number of               Percent
of Shares          of Beneficial Owner          Shares of Record        of Class
---------          -------------------          ----------------        --------

Class A            *William Szabo                  9,542.8200            31.12%
                   10126 Langmuir
                   Sunland, CA  91040

                   *Lottie M. Chisum               7,635.9530            24.90%
                   Dolores Holloway JTWROS
                   5126 Wallingford Drive
                   St. Louis, MO  63121-1015

                   John E. Farmer                  4,690.7200            15.30%
                   440 Selma Avenue
                   St. Louis, MO  63119

                   Star Bank NA Cincinnati         2,390.7930             7.80%
                   C/F Robert S. Meeder,
                   Jr. IRA Rollover
                   P. O. Box 7177
                   Dublin, OH  43017

                   Lura Pethtel Caring Trust       2,208.5260             7.20%
                   Lura Pethtel TTEE
                   DTD 9/7/1994
                   220 High Point Circle
                   Tallmadge, OH  44278

Class C            Donaldson Lufkin Jenrette      17,029.9450             6.10%
                   Securities Corporation Inc.
                   FBO IRA Imants Vitol
                   P. O. Box 2052
                   Jersey City, NJ  07303-9998

                   The Freda I. Walker Trust      16,404.1230             5.88%
                   William B. Walker TTEE
                   Dtd 11/11/99
                   107 Colonial Way Circle
                   Columbus, OH  43235

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS
                              --------------------

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                               UTILITY GROWTH FUND
                    A FUND OF THE MEEDER ADVISOR FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

     APRIL 30, 2002

     This Statement is not a prospectus but should be read in conjunction with the Prospectus of the Meeder Advisor Funds (dated April 30, 2002). Please retain this document for future reference. A copy of the Prospectus may be obtained from Meeder Advisor Funds, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges and Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1999 have a conversion feature.

                               TABLE OF CONTENTS                            PAGE
                               -----------------                            ----

     Description of the Trust                                                  2
     Investment Policies and Limitations                                       5
     Risk Considerations                                                      26
     Portfolio Transactions                                                   27
     Valuation of Portfolio Securities                                        29
     Performance                                                              30
     Additional Purchase and Redemption Information                           34
     Distributions and Taxes                                                  38
     Investment Adviser and Manager                                           40
     Investment Subadviser                                                    42
     Trustees and Officers                                                    43
     The Distributor                                                          47
     Contracts With Companies Affiliated With the Manager                     54
     Additional Information                                                   55
     Principal Holders of Outstanding Shares                                  55
     Financial Statements                                                     56

INVESTMENT ADVISER                               INVESTMENT SUBADVISER
------------------                               ---------------------
Meeder Asset Management, Inc.                    Miller/Howard Investments, Inc.

DISTRIBUTOR                                      TRANSFER AGENT
-----------                                      --------------
Adviser Dealer Services, Inc.                    Mutual Funds Service Co.

     DESCRIPTION OF THE TRUST
     ------------------------

     BACKGROUND. The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Utility Growth Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Utility Growth Fund seeks to achieve its investment objectives by investing all of its assets in the Utilities Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-494-FLEX, or (614) 760-2159.

     The Utilities Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                       INVESTMENT POLICIES AND LIMITATIONS
                       -----------------------------------

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Portfolio, under normal circumstances, will invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 17. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 22.

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS
-------

1.   Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-
type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity. Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options, the Portfolio writes all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.

     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser s judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American  Depository  Receipts and European  Depository  Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS  ON FUTURES AND OPTIONS  TRANSACTIONS.  The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as Meeder Advisor Funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Subadviser anticipates a decline in the price of the stock underlying a convertible security the Portfolio holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT Opportunity/Labor Issues. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997:
Enron Corporation,  U.S. West, Inc.) and foreign military sales reporting (1997:
GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.

     PORTFOLIO TURNOVER. The portfolio turnover rate for 2001 was 23% (37% in 2000). The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

RISK CONSIDERATIONS

     By itself, the Utilities Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Portfolio's net asset value. The Utility Growth Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Portfolio actively in pursuit of its investment objective. The Utilities Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm- the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The  Fund's  brokerage   transactions  involving  securities  of  companies
headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser`s overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Meeder Advisor Funds' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 2002001, directed brokerage payments of $31,913were made to reduce expenses of the Portfolio ($3,109 in 2000; $0 in 1999).

     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Portfolio may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc. (the "Distributor") in its capacity as a broker-dealer.

     During the year ended December 31, 2001, the Utilities Portfolio paid total commissions of $55,808 ($43,494 in 2000; $42,417 in 1999) on the purchase and sale of portfolio securities.

                        VALUATION OF PORTFOLIO SECURITIES
                        ---------------------------------

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE
                                   -----------

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Below are examples of the total return calculation for Utility Growth Fund (Class A shares and Class C shares) assuming a hypothetical investment of $1,000 at the beginning of each period.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

     P(1+T)^n  = ERV
     P = initial investment of $1,000
     T = average annual total return
     n = Number of years
     ERV = ending redeemable value at the end of the base period

UTILITY GROWTH FUND (CLASS A SHARES):

                                             Total Return*
                       ---------------------------------------------------------
                                                                Since Inception
                            1 Year              5 Year          (July 11, 1995)
                         Period Ended        Period Ended        Period Ended
                       December 31, 2001   December 31, 2001   December 31, 2001
                       -----------------   -----------------   -----------------

Total Return                -19.84%              10.07%              12.09%

UTILITY GROWTH FUND (CLASS C SHARES):

                                             Total Return
                       ---------------------------------------------------------
                                                                Since Inception
                            1 Year              5 Year          (July 11, 1995)
                         Period Ended        Period Ended        Period Ended
                       December 31, 2001   December 31, 2001   December 31, 2001
                       -----------------   -----------------   -----------------

Total Return                -17.14%              10.81%              12.65%

* These figures reflect sales charges.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

                   1 YEAR (%)     5 YEARS (%)     SINCE INCEPTION (%)
                   --------------------------------------------------

Class A Shares       -20.19          7.69                9.75
Class C Shares       -17.47          8.52               10.31

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions)
     n    =  number of years
     ATVD =  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES.

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

                   1 YEAR (%)     5 YEARS (%)     SINCE INCEPTION (%)
                   --------------------------------------------------
Class A Shares       -11.97          7.63               9.31
Class C Shares       -10.84          8.34               9.82

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions and redemptions)
     n    =  number of years
     ATVDR=  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service Located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Meeder Advisor Funds or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2002: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed),
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. All redemptions in kind will be of readily marketable securities.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of the Meeder Advisor Funds (each a "Meeder Advisor Funds Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Meeder Advisor Funds Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Meeder Advisor Funds. If Class C shares of the Fund are exchanged for Class C shares of other Meeder Advisor Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of the Meeder Advisor Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Meeder Advisor Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Transaction Policies" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Meeder Advisor Funds. All Class A shares of the Fund and Class A shares of other Meeder Advisor Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Utility Growth Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Utility Growth Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term   capital  gains   distributed   by  the  Fund  are  taxable  to
shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of the Meeder Advisor Funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Utility Growth Fund qualified as a "regulated investment company" for each of the last five fiscal years.

     If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U.S. Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement, and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager or Subadviser; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.90% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may terminate this agreement after April 30, 2003.

     For the year ended December 31, 2001, the Utilities Portfolio paid total fees to the Manager of $369,914 ($214,073 in 2000; $149,369 in 1999).

     For the year ended December 31, 2001, the Manager reimbursed expenses totaling $15,668in the Utility Growth Fund.

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Ronald C. Paul, Treasurer; Donald F. Meeder, Assistant Secretary; Robert S. Meeder, Jr., President; David M. Rose, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President, Secretary and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. is a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER
                              ---------------------

     Miller/Howard Investments, Inc., 324 Upper Byrdcliffe, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million; .40% of the next $50 million; .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                              TRUSTEES AND OFFICERS
                              ---------------------

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

"Non-Interested" Trustees
-----------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Portfolios
                                         Elected A                                  in Fund       Other
                                         Director of                                Complex       Directorships
                                         Fund           Principal Occupation(s)     Overseen by   Held by
Name, Address and Age    Position Held   Complex1       During Past Five Years      Trustee       Trustee2
---------------------    -------------   --------       ----------------------      -------       --------
-----------------------------------------------------------------------------------------------------------------
MILTON S. BARTHOLOMEW,   Trustee         1982           Retired; formerly a         22            None
73                       -------                        practicing attorney in
1424 Clubview                                           Columbus, Ohio; member of
Boulevard, S.                                           each Fund's Audit
Worthington, OH  43235                                  Committee.

-----------------------------------------------------------------------------------------------------------------
ROGER D. BLACKWELL, 61   Trustee         1994           Professor of Marketing      22            Airnet
Blackwell Associates,    -------                        and Consumer Behavior,                    Systems,
Inc.                                                    The Ohio State                            Anthony &
3380 Tremont Road                                       University; President of                  Sylvan,
Columbus, OH  43221                                     Blackwell Associates,                     Applied
                                                        Inc., a strategic                         Industrial
                                                        consulting firm.                          Technologies,
                                                                                                  Diamond Hill,
                                                                                                  Intimate
                                                                                                  Brands, Max &
                                                                                                  Erma's

-----------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 64       Trustee         1984           Retired; formerly           22            Southtrust
500 Ocean Drive          -------                        Executive Vice President                  Bank, N.A.
Juno Beach, FL  33408                                   of Aon Consulting, an                     Florida
                                                        employee benefits
                                                        consulting group.

-----------------------------------------------------------------------------------------------------------------
CHARLES A. DONABEDIAN,   Trustee         1997           President, Winston          22            None
59                       -------                        Financial, Inc., which
Winston Financial, Inc.                                 provides a variety of
200 TechneCenter                                        marketing and consulting
Drive, Suite 200                                        services to investment
Milford, OH  45150                                      management companies;
                                                        CEO, Winston Advisors,
                                                        Inc., an investment
                                                        adviser.

-----------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 71      Trustee         1982, 1998     Retired; formerly           22            None
8781 Dunsinane Drive     -------                        Executive Vice President
Dublin, OH  43017                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997).

-----------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 40  Trustee         1998           Designer, Nicklaus          22            None
11780 U.S. Highway #1    -------                        Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus Companies.

-----------------------------------------------------------------------------------------------------------------

                                       46

"Interested" Trustees3,4
-----------------------------------------------------------------------------------------------------------------

                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    Position Held   the Fund1      During Past Five Years      Trustee       Held by Trustee
---------------------    -------------   ---------      ----------------------      -------       ---------------
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee/        1982           Chairman of Meeder Asset    22            Uniglobe
SR.*+, 73                President                      Management, Inc., an                      Travel
                                                        investment adviser;                       (U.S.A.),
                                                        Chairman and Director of                  L.L.C.
                                                        Mutual Funds Service Co.,
                                                        the Fund's transfer
                                                        agent; Director of
                                                        Adviser Dealer Services,
                                                        Inc., the Fund's
                                                        Distributor.
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   22            None
JR.*, 40                 Vice President                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------

Other Officers4
--------------------------------------------------------------------------------

                                         Year First
                                         Elected an
                                         Officer of    Principal Occupation(s)
Name, Address and Age    Position Held   the Fund1     During Past Five Years
---------------------    -------------   ---------     ----------------------
--------------------------------------------------------------------------------

DONALD F. MEEDER*+, 63   Assistant       1982          Assistant Secretary and
                         Secretary                     Vice President of Meeder
                                                       Asset Management, Inc.;
                                                       Assistant Secretary of
                                                       Mutual Funds Service Co.,
                                                       the Fund's transfer
                                                       agent.

--------------------------------------------------------------------------------
WESLEY F. HOAG*+, 45     Vice            1994          Vice President, Secretary
                         President and                 and General Counsel of
                         Secretary                     Meeder Asset Management,
                                                       Inc. and Mutual Funds
                                                       Service Co.; Secretary of
                                                       Adviser Dealer Services,
                                                       Inc. (since July 1993);
                                                       Attorney, Porter, Wright,
                                                       Morris & Arthur, a law
                                                       firm (October 1984 to
                                                       June 1993).

--------------------------------------------------------------------------------

BRUCE E. MCKIBBEN*+, 32  Treasurer       1999          Treasurer and Manager/
                                                       Fund Accounting and
                                                       Financial Reporting,
                                                       Mutual Funds Service Co.,
                                                       the Funds' transfer agent
                                                       (since April 1997);
                                                       Assistant Treasurer and
                                                       Manager/Fund Accounting,
                                                       The Ohio Company, a
                                                       broker-dealer (April 1991
                                                       to April 1997).
--------------------------------------------------------------------------------

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios. Wesley F. Hoag is deemed an "interested person" of the Trust by virtue of his position as Vice President and Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios. Donald F. Meeder is deemed an "interested person" of the Trust by virtue of his position as Assistant Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                         Aggregate Dollar Range1
                                                         of Shares Owned in All
                                                         Funds Within The Fund
                                Dollar Range of Fund     Complex Overseen by
Name of Director                Shares Owned1            Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Milton S. Bartholomew           $0                       Over $100,000
--------------------------------------------------------------------------------

Roger D. Blackwell              $0                       Over $100,000
--------------------------------------------------------------------------------

Walter L. Ogle                  $0                       Over $100,000
--------------------------------------------------------------------------------

Charles A. Donabedian           $0                       $50,001-$100,000
--------------------------------------------------------------------------------

James W. Didion                 $0                       $1 - $10,000
--------------------------------------------------------------------------------

Jack W. Nicklaus II             $0                       $10,000 - $50,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"Interested"  Trustees

Robert S. Meeder, Sr.           $0                       Over $100,000
--------------------------------------------------------------------------------

Robert S. Meeder, Jr.           $0                       Over $100,000
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                               Pension or                        Total
                                               Retirement                        Compensation
                                               Benefits                          from
                              Aggregate        Accrued as       Estimated        Registrant and
                              Compensation     Part of          Annual           Fund Complex
                              from the         Portfolio        Benefits Upon    Paid to
Trustee                       Portfolio1       Expense          Retirement       Trustee1, 2
-------                       ----------       -------          ----------       -----------
Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         1,878            None             None             14,642

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                1,878            None             None             14,642

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            1,742            None             None             13,642

Charles A. Donabedian         1,878            None             None             14,642

James Didion                  1,742            None             None             13,642

Jack W. Nicklaus II           1,742            None             None             13,642

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2001, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,878, Roger A. Blackwell - $1,742, Charles A. Donabedian - $1,878, Jack W. Nicklaus II - $1,742, and Walter L. Ogle
- $1,878.

2 The Fund Complex consists of 22 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Utilities Portfolio totaled $10,860for the year ended December 31, 2001 ($7,241 in 2000).

     All other officers and Trustees serve without compensation from the Trust.

     The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Charles Donabedian, Milton Bartholomew and Walter Ogle. The Nominating Committee is comprised of the following independent Trustees of the Trust: James Didion, Roger Blackwell and Charles Donabedian. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6000 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2001, the Audit Committee and the Nominating Committee each met two times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Portfolio's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolio and the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information  on  the  investment  performance,   advisory  fees,  fund
          administration fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Portfolio;

     o    information on personnel of the Manager's investment committee;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    soft dollars received by the Manager from Portfolio trades;

     o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Portfolio;

     o the Manager's policy regarding the aggregation of orders from the Portfolio and the Manager's private accounts; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Portfolio and Fund.

     The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Portfolio and Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                                 THE DISTRIBUTOR
                                 ---------------

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the Class A shares and the Class C shares of the Fund.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                                 AS A PERCENTAGE   AS A PERCENTAGE
                                 OF OFFERING       OF NET ASSET
                                 PRICE OF THE      VALUE OF THE       DEALER'S
                                 SHARES            SHARES             SALES
AMOUNT INVESTED                  PURCHASED         PURCHASED          CONCESSION
--------------------------------------------------------------------------------
Up to $50,000                    5.75%             6.10%              5.25%
$50,001 to $100,000              5.00%             5.26%              4.50%
$100,001 to $249,999             3.75%             3.90%              3.25%
$250,000 to $499,999             2.50%             2.56%              2.00%
$500,000 to $999,999             2.00%             2.04%              1.60%
$1,000,000 or more               none              none               none

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                     Amount Paid
---------------                                     -----------

Advertising                                          $       0
Printing and Mailing of Prospectuses                 $       0
Compensation to Underwriters                         $  13,060
Compensation to Broker-Dealers                       $  15,424
Compensation to Sales Personnel                      $       0
Interest, Carrying, or Other Financial Charges       $       0
                                                     ---------
Total                                                $  28,484

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on February 8, 1997. Total payments made by the Fund to the current distributor of the Fund, Adviser Dealer Services, Inc. for the year ended December 31, 2001 amounted to $28,484. The payments made were used to offset a portion of initial commissions paid to securities dealers for the sale of Fund shares.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2001.

Name of                          Net Underwriting     Compensation of
Principal                        Discounts and        on Redemptions      Brokerage        Other
Underwriter                      Commissions          and Repurchases     Commissions      Compensation
-----------                      -----------          ---------------     -----------      ------------
Adviser Dealer Services, Inc.       77,251               24,778             70,555             $0


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER
              ----------------------------------------------------

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 2001, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $47,327.

                             ADDITIONAL INFORMATION
                             ----------------------

     CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES
                     ---------------------------------------

     As of March 31, 2002, the following persons owned 5% or more of a class of the Fund's outstanding shares of beneficial interest:

                                                     Number of
Class                     Name and Address           Shares of Record   Percent
of Shares                 of Beneficial Owner        and Beneficially   of Class
---------                 -------------------        ----------------   --------

Class C                   NFSC FEBO #MCA-052744        10,877.1640        9.39%
                          Stephanie G. Schrock
                          NFS/FMTC IRA
                          Charles Smith DOD:
                          10/11/97
                          3010 E. Lake Drive South
                          Elkhart, IN  46514

                          First Clearing Corp.         7,124.7390         6.15%
                          A/C 4286-3524
                          FBO James A. Holleran
                          IRA Rollover
                          41 State Street
                          Albany, NY  11777

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS
                              --------------------

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                            INTERNATIONAL EQUITY FUND

                    A FUND OF THE MEEDER ADVISOR FUNDS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2002

     This Statement is not a prospectus but should be read in conjunction with the Prospectus of the Meeder Advisor Funds International Equity Fund (dated April 30, 2002). Please retain this document for future reference. A copy of the Prospectus may be obtained from Meeder Advisor Funds, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

TABLE OF CONTENTS                                                           PAGE

     Description of the Trust                                                  2
     Investment Policies and Related Matters                                   3
     Risk Considerations                                                      23
     Portfolio Transactions                                                   26
     Valuation of Portfolio Securities                                        28
     Performance                                                              29
     Additional Purchase and Redemption Information                           34
     Distributions and Taxes                                                  37
     Investment Adviser and Manager                                           39
     Investment Subadviser                                                    41
     Trustees and Officers                                                    41
     The Distributor                                                          46
     Contracts With Companies Affiliated With Manager                         52
     Additional Information                                                   53
     Financial Statements                                                     53


INVESTMENT ADVISER                                      INVESTMENT SUBADVISER
------------------                                      ---------------------
Meeder Asset Management, Inc.                           CGU Fund Management

DISTRIBUTOR                                             TRANSFER AGENT
-----------                                             --------------
Adviser Dealer Services, Inc.                           Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST
                            ------------------------

     BACKGROUND. The Meeder Advisor Funds (the "Trust"), formerly known as The Flex-Partners, was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has retained the services of Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc., as investment adviser of the International Equity Fund.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the International Equity Fund seeks to achieve its investment objectives by investing all of its assets in the International Equity Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or
(614) 760-2159.

     The International Equity Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the

Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Fund, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                     INVESTMENT POLICIES AND RELATED MATTERS
                     ---------------------------------------

GENERAL
-------

     INVESTMENT APPROACH. The Subadviser's philosophy is founded on a top down, theme-driven approach to investment management. The Subadviser aims to add value to the Portfolio at all stages of the investment process, from the Subadviser's strategic top down approach to asset allocation and currency hedging to the Subadviser's sector and individual stock selection. While the Subadviser's portfolio managers operate within a disciplined and structured environment, they have a high degree of freedom over stock selection, enabling them to exercise their individual flair.

     In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment program. These and some of the other investment strategies the Portfolio may use are described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Portfolio in some of the markets in which the Portfolio will invest and may not be available for extensive use in the future.

     When allocating investments among countries, the Subadviser will consider various criteria, including the relative economic growth potential of the various countries' economies; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. By investing in foreign securities, the Subadviser will attempt to take advantage of differences between economic trends and performance of securities markets in various countries.

     ASSET ALLOCATION. Asset allocation decisions are made by the lead portfolio manager. The Subadviser's lead portfolio manager takes a top down view, considering the results of economic analysis, currency forecasts, political issues and market valuations to establish structural guidelines to which the portfolio must adhere. He or she seeks to contribute to performance by making strategic switches between asset classes and geographical regions. Once these asset allocation guidelines are set, stock selection decisions are made by specialist regional portfolio managers in accordance with country and sector strategy.

     COUNTRY AND SECTOR STRATEGY. Country and sector strategy is determined within the guidelines set by the Subadviser's portfolio manager following consultation with their teams on the implications of trends in interest rates, exchange rates and other economic fundamentals.

     The objective is to pinpoint countries and sectors which are likely to outperform based on where each market is in terms of its business cycle. The Subadviser recognizes that different economic and monetary backgrounds result in good performance by different groups of stocks and the Subadviser judges the broad areas of a market (growth stocks, value stocks, interest rate sensitives, etc.) which are likely to outperform at any particular stage of the cycle. At the same the Subadviser pays close attention to the themes on which a market is likely to concentrate at a particular time (such as brand values, takeover activity, or balance sheet strength). Once all these factors are considered, a formal country and sector strategy is constructed to which all relevant portfolios must conform. In order to control risk and the extent of the view taken, limits are set on the deviations that may be made from the country and sector matrices.

     EQUITY STOCK SELECTION. The Subadviser's portfolio managers have the freedom to choose stocks within the framework of this matrix structure. In reaching stock selection decisions, the Subadviser uses the commonly recognized yardsticks of price/earnings ratios and dividend yields, comparing stocks to market valuations, relevant sector variations and the history of the particular stock. The Subadviser looks for excesses of overvaluation/undervaluation in the market which are tested against the Subadviser's top down view, and make a qualitative judgment about what is already discounted in the market and what is likely to occur in the future.

     The continued holding of a stock is constantly tested against the reason for purchase. Once valuation measures no longer warrant the holding of a security, it is sold. If purchase was based on a single event which occurs, or which now appears unlikely to occur, the stock would be sold. A change in top down view may also necessitate a sale where a holding represents only a thematic or sector view. Price targets are only set for short-term trading.

     CURRENCY. The Subadviser treats currency as a separate asset class and it is analyzed as such. The Subadviser does not believe in speculating in currencies and it is the Subadviser's normal stance to take on the natural currency exposure that comes with the Subadviser's portfolio positions. However, when the Subadviser does take on a currency position, the Subadviser does so because they believe a significant long-term trend is developing which suggests hedging will both enhance returns and markedly contribute to reduced risk and volatility in the Portfolio.

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly any subsequent change in net asset values or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND, PROVIDED SUCH INVESTMENT IS APPROVED BY THE TRUSTEES. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or the securities of other investment companies if otherwise permitted) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Portfolio would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money from banks in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if as a result more than 33-1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if as a result more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (vii) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" herein. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" herein.

     MONEY MARKET INSTRUMENTS. When investing in U.S. money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or if not rated issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS
-------

1.   Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S.

Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank are for a definite period of time earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Portfolio may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. The Portfolio may invest up to 10% of its total assets in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the

Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments the Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities government-stripped fixed-rate mortgage-backed securities loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Portfolio may invest up to 20% of its total assets in money market funds and the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Subadviser; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Portfolio may enter into repurchase agreements with U.S. banks and broker-dealers. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Under a repurchase agreement, the Portfolio acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     BORROWING. As a fundamental policy, the Portfolio may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     SECURITIES LENDING. The Portfolio may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. The Portfolio may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Portfolio will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser's judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDR's and GDR's are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

     OPTIONS ON SECURITIES OR INDICES. The Portfolio may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolio may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Portfolio maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Portfolio will not enter into forward contracts if, as a result, the Portfolio will have more than 20% of its total assets committed to the consummation of such contracts. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC, guidelines the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS  ON FUTURES AND OPTIONS  TRANSACTIONS.  The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Portfolio. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. For hedging purposes only, the Portfolio may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Portfolio enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Portfolio enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Asset Coverage for Futures and Options Positions."

     When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE  CHANGES.  Because there are a limited number of types of
exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Portfolio may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio are traded on U.S. and foreign exchanges or over-the-counter.

     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to stocks it owns or has the right to obtain. For example, if the Subadviser anticipates a decline in the price of a stock it owns or has the right to obtain, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Portfolio is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales on equity securities under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     CLOSED-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Portfolio may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Portfolio to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Portfolio acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

     OPEN-END INVESTMENT COMPANIES. The Portfolio may invest in money market funds, which are open-end investment companies, and foreign open-end investment companies. The Portfolio may also invest all of its assets in an open-end investment company having substantially the same investment objective as the Portfolio (See "Investment Objectives and Policies"). Some countries have authorized the formation of open-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Portfolio may invest up to 5% of the value of its total assets in the securities of any single open-end investment company and up to 10% of the value of its total assets in the securities of all open-end investment companies in which the Portfolio invests.

     The Portfolio and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying open-end investment company. Accordingly, when affiliated persons hold shares of any of the underlying open-end investment companies, the Portfolio's ability to invest fully in shares of those open-end investment companies is restricted, and the Subadviser must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying open-end investment company whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the underlying open-end investment company's outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of an underlying open-end investment company's outstanding securities therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of the Portfolio's assets.

     Investment decisions by the investment advisors of the underlying open-end investment companies are made independently of the Portfolio and its Subadviser. Therefore, the investment advisor of one underlying open-end investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such investment company. The result of this would be an indirect expense to the Portfolio without accomplishing any investment purpose.

     By investing in an open-end investment company indirectly through the Portfolio, an investor will bear not only his proportionate share of the expenses of the Portfolio (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying open-end investment company. In addition, a shareholder of the Portfolio indirectly bears any expenses paid by an underlying open-end investment company related to the distribution of its shares.

     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     High transaction costs could result when compared with other funds. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Portfolio.

     The portfolio turnover rate for the Portfolio for the year ended December 31, 2001 was 94% (69% in 2000; 73% in 1999).

RISK CONSIDERATIONS

     As with any investment in securities, the value of, and income from, an investment in the Portfolio can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Portfolio's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Portfolio will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Portfolio is invested may also be reflected in declines in the price of the shares of the Portfolio. Changes in currency valuations will also affect the price of the shares of the Portfolio. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Portfolio generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Subadviser will not always be profitable or prove to have been correct. The Portfolio is not intended as a complete investment program.

     The Portfolio has the right to purchase securities in any foreign developed country. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolio may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign markets are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlement has been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Portfolio could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

     Further, the economies of some foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     In many foreign markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     The Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Portfolio converts assets from one currency to another.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Use of futures or options contracts is further dependent on the Subadviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Statement of Additional Information.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Portfolio expenses.

     The Portfolio's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or the Subadviser's other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Portfolio or shares of other Meeder Advisor Funds' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Trust are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the
Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Portfolio may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc., the distributor of the Fund's shares and an affiliate of the Manager (the "Distributor"), in its capacity as a broker-dealer.

     Brokerage commissions paid by the Fund on the purchase and sale of securities amounted to $82,496 for the year ended December 31, 2001 ($68,050 in 2000; $63,651 in 1999).

                        VALUATION OF PORTFOLIO SECURITIES
                        ---------------------------------

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of

Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at approximately 3:00 p.m. Eastern time using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE
                                   -----------

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International - Europe Australia, Far East (EAFE) Index, the Morgan Stanley Capital International Emerging Markets Free Index, or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     Calculation of Annual Average TOTAL RETURN BEFORE TAXES. The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

          P(1+T)(to the nth power) = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

INTERNATIONAL EQUITY FUND:
                                                       Total Return*
                                          -------------------------------------
                                                                Since Inception
                                                1 Year              (9/2/97)
                                             Period Ended        Period Ended
                                           December 31, 2001   December 31, 2001
                                           -----------------   -----------------
Average Total Return                            -27.81%              -1.19%

* These figures reflect sales charges.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

     Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2001, were:

          1 YEAR (%)     SINCE INCEPTION (%)
          ----------------------------------
            -27.81             -2.55

     The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVD

     where:

     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions)
     n    =  number of years
     ATVD =  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

     Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

     Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

     The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

     The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2001,were:

          1 YEAR (%)     SINCE INCEPTION (%)
          ----------------------------------
            -16.94             -1.20

The following SEC formula was used to calculate these figures:

     P(1+T)^n = ATVDR

     where:
     P    =  a hypothetical initial payment of $1,000
     T    =  average annual total return (after taxes on distributions and redemptions)
     n    =  number of years
     ATVDR=  ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Meeder Advisor Funds or The Flex-funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or The Flex-funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

     Unmanaged indexes that the Fund may use include the following:

     MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL -- EAFE (FREE) INDEX -- is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     MSCI EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

     MSCI EAFE + SELECT EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fourteen developing countries.

     FT - ACTUARIES WORLD INDEX -- includes approximately 2,400 securities from 24 countries including the U.S.

     FT - ACTUARIES EURO-PACIFIC INDEX -- a subset of the FT Actuaries World Index, which excludes companies in the U.S., Canada, Mexico and South Africa.

     SALOMON-RUSSELL PRIMARY MARKET INDEX -- consists of the approximately 700 largest stocks within 23 countries.

     SALOMON-RUSSELL EXTENDED MARKET INDEX -- consists of approximately 1,000 medium and small capitalization stocks from 23 countries.

     SALOMON-RUSSELL BROAD MARKET INDEX -- consists of all of the stocks within the Primary Market Index and the Extended Market Index.

     RUSSELL UNIVERSE OF NON-U.S. EQUITY PORTFOLIOS -- a universe of separate accounts and pooled funds available to U.S. investors, which invest in international equities.

     RUSSELL   UNIVERSE   OF  WORLD   EQUITY   PORTFOLIOS   --  a  universe   of
equity-oriented global portfolios.

     LIPPER INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities.

     LIPPER DIVERSIFIED INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities from more than one country.

     LIPPER INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper International Universe.

     LIPPER DIVERSIFIED INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper Diversified International Universe.

     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. stock market.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     BARING EMERGING MARKETS INDEX -- a diversified index of approximately 250 relatively liquid stocks from 13 emerging market countries.

     SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities.

     SHEARSON LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

     LEHMAN  LONG-TERM  CORPORATE  AA OR BETTER  BOND INDEX --  consists  of all
publicly    issued,    fixed    rate,     nonconvertible    investment    grade,
dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 2002: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed),
Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of 3:00 p.m. Eastern time. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Shareholders of the Fund will be able to exchange their shares for Class A shares of any mutual fund that is a series of the Meeder Advisor Funds (each a "Meeder Advisor Funds Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange, but a 1% contingent deferred sales charge may be payable upon the redemption of Class A shares acquired as a result of the exchange, if shares of the Fund were purchased without an initial sales charge. The purchase date would be deemed to be the date of the initial purchase rather than the date of the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of share of the Fund may use the exchange privilege only to acquire shares of the Fund or Class A shares of a Meeder Advisor Funds Fund.

     Additional details about the exchange privilege and prospectuses for each of the Meeder Advisor Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and Class A shares of other Meeder Advisor Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and Class A shares of other Meeder Advisor Funds. All shares of the Fund and Class A shares of other Meeder Advisor Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Meeder Advisor Funds Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the purchase of shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES
                             -----------------------

     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The International Equity Fund's dividends, if any, will be declared payable to shareholders on at least an annual basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term   capital  gains   distributed   by  the  Fund  are  taxable  to
shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     FOREIGN TAXES. Foreign governments may impose taxes on the International Equity Fund and its investments and these taxes generally will reduce the International Equity Fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the International Equity Fund, but will also show the amount of the available offsetting credit or deduction.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of the Meeder Advisor Funds Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The International Equity Fund qualified as a "regulated investment company" for each of the last four fiscal years.

     If the Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER
                         ------------------------------

     Meeder Asset Management, Inc. (the "Manager"), formerly known as R. Meeder & Associates, Inc., is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, NA, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager. Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund.

     Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from the Manager or the Subadviser; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee at the rate of 1% of the average net assets of the Fund, payable in monthly installments.

     For the year ended December 31, 2001, the Fund paid investment advisory fees to the Manager totaling $231,684 ($232,386 in 2000; $191,375 in 1999).

     The Manager has contractually agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.00%. The Manager may terminate this agreement after April 30, 2003.

     For the year ended December 31, 2001, the Manager reimbursed expenses totaling $0 in the International Equity Fund.

     Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Ronald C. Paul, Treasurer; Donald F. Meeder, Assistant Secretary; Robert S. Meeder, Jr., President; David M. Rose, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President, Secretary and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. is a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meederand Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER
                              ---------------------

     CGU Fund Management ("CGU FM" or "Subadviser"), No. 1 Poultry, London, England EC2R 8EJ, serves as the Fund's Subadviser. CGU FM is a wholly-owned subsidiary of CGUN Plc, an international insurance and financial services organization that was formed as a result of the mergers of Commercial Union and General Accident in 1998 and Norwich Union in 2000. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by the Manager, the Subadviser, the Trustees or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Trustees, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

     As of March 31, 2002, the Subadviser owned beneficially and of record 67% of the issued and outstanding shares of the Fund. As a result, the Subadviser controls the Fund. Because of this control, the Subadviser could prevent a change in the investment advisers or subadvisers (including the Subadviser itself) of the Fund that is favored by other shareholders. The Subadviser could also cause a change in the investment advisers or subadvisers of the Fund that is opposed by other shareholders.

                              TRUSTEES AND OFFICERS
                              ---------------------

     The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for other funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager.
Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Trust, the Manager, the Subadviser or other subadvisers are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

"Non-Interested" Trustees
-----------------------------------------------------------------------------------------------------------------

                                                                                    Number of
                                         Year First                                 Portfolios
                                         Elected A                                  in Fund       Other
                                         Director of                                Complex       Directorships
                                         Fund           Principal Occupation(s)     Overseen by   Held by
Name, Address and Age    Position Held   Complex1       During Past Five Years      Trustee       Trustee2
---------------------    -------------   --------       ----------------------      -------       --------
-----------------------------------------------------------------------------------------------------------------
MILTON S. BARTHOLOMEW,   Trustee         1982           Retired; formerly a         22            None
73                       -------                        practicing attorney in
1424 Clubview                                           Columbus, Ohio; member of
Boulevard, S.                                           each Fund's Audit
Worthington, OH  43235                                  Committee.

-----------------------------------------------------------------------------------------------------------------
ROGER D. BLACKWELL, 61   Trustee         1994           Professor of Marketing      22            Airnet
Blackwell Associates,    -------                        and Consumer Behavior,                    Systems,
Inc.                                                    The Ohio State                            Anthony &
3380 Tremont Road                                       University; President of                  Sylvan,
Columbus, OH  43221                                     Blackwell Associates,                     Applied
                                                        Inc., a strategic                         Industrial
                                                        consulting firm.                          Technologies,
                                                                                                  Diamond Hill,
                                                                                                  Intimate
                                                                                                  Brands, Max &
                                                                                                  Erma's

-----------------------------------------------------------------------------------------------------------------
WALTER L. OGLE, 64       Trustee         1984           Retired; formerly           22            Southtrust
500 Ocean Drive          -------                        Executive Vice President                  Bank, N.A.
Juno Beach, FL  33408                                   of Aon Consulting, an                     Florida
                                                        employee benefits
                                                        consulting group.

-----------------------------------------------------------------------------------------------------------------
CHARLES A. DONABEDIAN,   Trustee         1997           President, Winston          22            None
59                       -------                        Financial, Inc., which
Winston Financial, Inc.                                 provides a variety of
200 TechneCenter                                        marketing and consulting
Drive, Suite 200                                        services to investment
Milford, OH  45150                                      management companies;
                                                        CEO, Winston Advisors,
                                                        Inc., an investment
                                                        adviser.

-----------------------------------------------------------------------------------------------------------------
JAMES W. DIDION, 71      Trustee         1982, 1998     Retired; formerly           22            None
8781 Dunsinane Drive     -------                        Executive Vice President
Dublin, OH  43017                                       of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997).

-----------------------------------------------------------------------------------------------------------------
JACK W. NICKLAUS II, 40  Trustee         1998           Designer, Nicklaus          22            None
11780 U.S. Highway #1    -------                        Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus Companies.

-----------------------------------------------------------------------------------------------------------------

                                       43

"Interested" Trustees3,4
-----------------------------------------------------------------------------------------------------------------

                                         Year First                                 Number of
                                         Elected a                                  Portfolios
                                         Director                                   in Fund
                                         and/or                                     Complex       Other
                                         Officer of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age    Position Held   the Fund1      During Past Five Years      Trustee       Held by Trustee
---------------------    -------------   ---------      ----------------------      -------       ---------------
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee/        1982           Chairman of Meeder Asset    22            Uniglobe
SR.*+, 73                President                      Management, Inc., an                      Travel
                                                        investment adviser;                       (U.S.A.),
                                                        Chairman and Director of                  L.L.C.
                                                        Mutual Funds Service Co.,
                                                        the Fund's transfer
                                                        agent; Director of
                                                        Adviser Dealer Services,
                                                        Inc., the Fund's
                                                        Distributor.
-----------------------------------------------------------------------------------------------------------------

ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   22            None
JR.*, 40                 Vice President                 Management, Inc.
-----------------------------------------------------------------------------------------------------------------

Other Officers4
--------------------------------------------------------------------------------

                                         Year First
                                         Elected an
                                         Officer of    Principal Occupation(s)
Name, Address and Age    Position Held   the Fund1     During Past Five Years
---------------------    -------------   ---------     ----------------------
--------------------------------------------------------------------------------

DONALD F. MEEDER*+, 63   Assistant       1982          Assistant Secretary and
                         Secretary                     Vice President of Meeder
                                                       Asset Management, Inc.;
                                                       Assistant Secretary of
                                                       Mutual Funds Service Co.,
                                                       the Fund's transfer
                                                       agent.

--------------------------------------------------------------------------------
WESLEY F. HOAG*+, 45     Vice            1994          Vice President, Secretary
                         President and                 and General Counsel of
                         Secretary                     Meeder Asset Management,
                                                       Inc. and Mutual Funds
                                                       Service Co.; Secretary of
                                                       Adviser Dealer Services,
                                                       Inc. (since July 1993);
                                                       Attorney, Porter, Wright,
                                                       Morris & Arthur, a law
                                                       firm (October 1984 to
                                                       June 1993).

--------------------------------------------------------------------------------

BRUCE E. MCKIBBEN*+, 32  Treasurer       1999          Treasurer and Manager/
                                                       Fund Accounting and
                                                       Financial Reporting,
                                                       Mutual Funds Service Co.,
                                                       the Funds' transfer agent
                                                       (since April 1997);
                                                       Assistant Treasurer and
                                                       Manager/Fund Accounting,
                                                       The Ohio Company, a
                                                       broker-dealer (April 1991
                                                       to April 1997).
--------------------------------------------------------------------------------

1 Directors and Officers of the Fund serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

3 "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

4 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolios. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolios. Wesley F. Hoag is deemed an "interested person" of the Trust by virtue of his position as Vice President and Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios. Donald F. Meeder is deemed an "interested person" of the Trust by virtue of his position as Assistant Secretary of Meeder Asset Management, Inc., the Advisor of the Portfolios.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
                                                         Aggregate Dollar Range1
                                                         of Shares Owned in All
                                                         Funds Within The Fund
                                Dollar Range of Fund     Complex Overseen by
Name of Director                Shares Owned1            Trustee
--------------------------------------------------------------------------------
"Non-Interested" Trustees

Milton S. Bartholomew           $50,001 - $100,000       Over $100,000
--------------------------------------------------------------------------------

Roger D. Blackwell              $0                       Over $100,000
--------------------------------------------------------------------------------

Walter L. Ogle                  $1 - $10,000             Over $100,000
--------------------------------------------------------------------------------

Charles A. Donabedian           $0                       $50,001-$100,000
--------------------------------------------------------------------------------

James W. Didion                 $0                       $1 - $10,000
--------------------------------------------------------------------------------

Jack W. Nicklaus II             $0                       $10,000 - $50,000
--------------------------------------------------------------------------------

"Interested"  Trustees

Robert S. Meeder, Sr.           $0                       Over $100,000
--------------------------------------------------------------------------------

Robert S. Meeder, Jr.           $1 - $10,000             Over $100,000
--------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

     The following table shows the compensation paid by the Fund and Fund Complex as a whole to the Trustees of the Fund and the Fund Complex during the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                                                                 Total
                                               Pension or                        Compensation
                                               Retirement                        from
                              Aggregate        Benefits         Estimated        Registrant and
                              Compensation     Accrued as       Annual           Fund Complex
                              from the         Part of Fund     Benefits Upon    Paid to
Trustee                       Fund1            Expense          Retirement       Trustee1, 2
-------                       -----            -------          ----------       -----------
Robert S. Meeder, Sr.         None             None             None             None

Milton S. Bartholomew         1,371            None             None             14,642

Robert S. Meeder, Jr.         None             None             None             None

Walter L. Ogle                1,371            None             None             14,642

Philip A. Voelker             None             None             None             None

Roger A. Blackwell            1,273            None             None             13,642

Charles A. Donabedian         1,371            None             None             14,642

James Didion                  1,273            None             None             13,642

Jack W. Nicklaus II           1,273            None             None             13,642

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2001, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,371, Roger A. Blackwell - $1,273, Charles A. Donabedian - $1,371, Jack W. Nicklaus II - $1,273, and Walter L. Ogle
- $1,371.

2 The Fund Complex consists of 22 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the seven Portfolios and the Fund. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio and the Fund based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios and the Fund, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio and the Fund's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of the Meeder Advisor Funds and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Fund totaled $$7,932 for the year ended December 31, 2001 ($7,965 in 2000; $7,386 in 1999). All other officers and Trustees serve without compensation from the Trust.

     The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following independent Trustees of the Trust: Charles Donabedian, Milton Bartholomew and Walter Ogle. The Nominating Committee is comprised of the following independent Trustees of the Trust: James Didion, Roger Blackwell and Charles Donabedian. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6000 Memorial Drive, Dublin, Ohio 43017. During the fiscal year ended December 31, 2001, the Audit Committee and the Nominating Committee each met two times.

     During the past fiscal year, the Trustees considered and approved the renewal of the Portfolio's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Portfolio and the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

     o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

     o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

     o    the investment performance of the Fund;

     o    information  on  the  investment  performance,   advisory  fees,  fund
          administration fees and expense ratios of other registered investment companies within the Trust;

     o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

     o the investment approach used by the Manager in the daily management of the Portfolio;

     o    information on personnel of the Manager's investment committee;

     o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

     o    soft dollars received by the Manager from Portfolio trades;

     o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Portfolio;

     o the Manager's policy regarding the aggregation of orders from the Portfolio and the Manager's private accounts; and

     o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Portfolio and Fund.

     The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Portfolio and Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

     The Trustees and officers of the Trust own, in the aggregate, less than 1% of the Fund's total outstanding shares.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Meeder Advisor Funds Trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     The Trust, the Portfolio, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Portfolio securities. The Code of Ethics for the Trust and the Portfolio also restricts personal investing practices of trustees of the Trust and the Portfolio who have knowledge about recent Portfolio trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Portfolio securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Portfolio in which the Fund invests.

                                 THE DISTRIBUTOR
                                 ---------------

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plans" in the Prospectus.

     Fund shares are sold at net asset value plus the applicable sales charge as shown in the table below. Shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Fund shares bear an asset based service fee of 0.25% per year. The sales charge on Fund shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                                  AS A PERCENTAGE   AS A PERCENTAGE
                                  OF OFFERING       OF NET ASSET
                                  PRICE OF THE      VALUE OF THE      DEALER'S
                                  SHARES            SHARES            SALES
AMOUNT INVESTED                   PURCHASED         PURCHASED         CONCESSION
--------------------------------------------------------------------------------
Up to $50,000                     5.75%             6.10%             5.25%
$50,001 to $100,000               5.00%             5.26%             4.50%
$100,001 to $249,999              3.75%             3.90%             3.25%
$250,000 to $499,999              2.50%             2.56%             2.00%
$500,000 to $999,999              2.00%             2.04%             1.60%
$1,000,000 or more                none*             none*             none*

* Investments of $1,000,000 or more are sold without an initial sales charge. The Distributor may pay your dealer a concession of up to 1% on investments made with no initial sales charge. A contingent deferred sales charge (CDSC) will be imposed on redemptions of shares of the Fund purchased without an initial sales charge, if your dealer has received a concession and you redeem within twenty-four months from purchase. The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. The Distributor receives the proceeds of CDSCs paid by investors upon redemptions of shares of the Fund.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund. The Plan was approved by shareholders of the Fund.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by shareholders and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2001.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

Type of Expense                                     Amount Paid
---------------                                     -----------

Advertising                                          $       0
Printing and Mailing of Prospectuses                 $       0
Compensation to Underwriters                         $   3,747
Compensation to Broker-Dealers                       $     145
Compensation to Sales Personnel                      $       0
Interest, carrying, or other financial charges       $       0
                                                     ---------
Total                                                $   3,892

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2001.

Name of                             Net Underwriting   Compensation
Principal                           Discounts and      on Redemptions    Brokerage     Other
Underwriter                         Commissions        and Repurchases   Commissions   Compensation
-----------                         -----------        ---------------   -----------   ------------
Adviser Dealer Services, Inc.          77,251               24,778          70,555         $0

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER
              ----------------------------------------------------

     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.03% of the first $100 million, 0.02% of the next $150 million, and 0.01% in excess of $250 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of ..05% of the Fund's average net assets subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust.

     For the year ended December 31, 2001, total payments to Mutual Funds Service Co. by the Fund amounted to $66,657.

                             ADDITIONAL INFORMATION
                             ----------------------

     CUSTODIAN. U.S Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, 191 West Nationwide Boulevard, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                              FINANCIAL STATEMENTS
                              --------------------

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits - Tactical Asset Allocation Fund, Utility Growth Fund, Core
          --------------------------------------------------------------------
          Equity Fund and International Equity Fund:
          ------------------------------------------

     (a) Declaration of Trust (effective June 22, 1992) -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (c)  Not Applicable.

     (d)  Not Applicable.

     (e) Underwriting Agreement between the Trust and Adviser Dealer Services, Inc. and specimen dealer agreement between Adviser Dealer Services, Inc. and dealers -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (f) Deferred Compensation Plan for Independent Trustees -- filed as an exhibit to Registrant's Nineteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 2, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement between the Registrant and Firstar Bank, N.A. -- filed as an exhibit to Registrant's First Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 12, 1993, which exhibit is incorporated herein by reference. Custodian Agreement between the Registrant and The Chase Manhattan Bank is filed herewith.

     (h) Administrative Services Agreement between the Tactical Asset Allocation and Utility Growth Funds and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on February 18, 1995, which exhibit is incorporated herein by reference. Administrative Services and Accounting Services Agreements between the Core Equity Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference. Administration and Accounting Services Agreements between the

          International Equity Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (j)  Consent of KPMG LLP, Independent Auditors is filed herewith.

     (k)  Not Applicable.

     (l) Investment Representation Letter of Initial Shareholder filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 29, 1995, which exhibit is incorporated herein by reference.

     (m) 12b-1 and Service Plans for the Class A Shares and Class C Shares of Utility Growth Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Fourth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about October 3, 1994, and is incorporated herein by reference. 12b-1 and Service Plans for the Class A Shares and Class C Shares of The Tactical Asset Allocation Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of the Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about February 18, 1995, and is incorporated herein by reference. 12b-1 and Service Plans for Class A Shares and Class C Shares of the Core Equity Fund (formerly The CEF
          Fund) dated September 23, 1996 -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference. 12b-1 and Service Plan for the International Equity Fund dated February 8, 1997 -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (n) Multiple Class Plans for Utility Growth Fund and Tactical Asset Allocation Fund are filed as an exhibit to Registrant's Ninth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about April 28, 1995, which exhibit is incorporated herein by reference. Multiple Class Plan for the Core
          Equity Fund (formerly the CEF Fund) -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference.

     (o)  Not applicable.

     (p) (1) Code of Ethics of the Mutual Fund Portfolio, Utility Stock Portfolio, Growth Stock Portfolio, and the Registrant -- filed as an exhibit to Registrant's Twenty-first Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on May 1, 2000, which exhibit is incorporated herein by reference.

          (2) Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc. and Meeder Asset Management, Inc. is filed -- filed as an exhibit to Registrant's Twenty-first Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on May 1, 2000, which exhibit is incorporated herein by reference.

     (q) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 24.  Persons Controlled by or Under Common Control With Registrant.
          -------------------------------------------------------------

     None.

Item 25.  Indemnification
          ---------------

     Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992. As provided therein, each Fund is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of each Fund, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Each Fund is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of each Fund, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, each Fund will comply with the provisions of Investment Company Act.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

     Not applicable.

Item 27.  Principal Underwriters.
          ----------------------

     (a)  Not applicable.

     (b)                             Positions and        Positions and
          Name and Principal         Offices with         Offices with
          Business Address           Underwriter          Registrant
          ----------------           -----------          ----------

          Robert S. Meeder, Sr.*     Director             Trustee, President

          Joseph A. Zarr*            President            None

          Wesley F. Hoag*            Secretary            Vice President and
                                                          Secretary

          Ronald C. Paul*            Treasurer            None

     *6000 Memorial Drive, Dublin, OH 43017

     (c)  Not Applicable

Item 28.  Location of Accounts and Records.
          --------------------------------

     Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of U.S. Bank, N.A., custodian of the Core Equity, Utility Growth and Tactical Asset Allocation Funds, at 425 Walnut Street, Cincinnati, Ohio 45202; and The Chase Manhattan Bank, subcustodian of the International Equity Fund, at Chaseside, Bournemouth, England BH7 7DA. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29.  Management Services.
          -------------------

     None.

Item 30.  Undertakings
          ------------

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

Item 23.  Exhibits - The Institutional Fund:
          ---------------------------------

     (a) Declaration of Trust (effective June 22, 1992) -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (c)  Not Applicable.

     (d)  Not Applicable.

     (e)  Not Applicable.

     (f) Deferred Compensation Plan for Independent Trustees -- filed as an exhibit to Registrant's Nineteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 2, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement -- Between the Registrant and Firstar Bank, N.A. filed as an exhibit to Registrant's First Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 12, 1993, which exhibit is incorporated herein by reference.

     (h) Administration Services Agreement between the Fund and Mutual Funds Service Co. filed as an exhibit to Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or before February 18, 1995, which exhibit is incorporated herein by reference.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (j)  Consent of KPMG LLP, Independent Auditors is filed herewith.

     (k)  Not Applicable.

     (l) Investment Representation Letter of Initial Shareholder filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 29, 1995, which exhibit is incorporated herein by reference.

     (m) 12b-1 Plan for The Institutional Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Second Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about April 18, 1994, and is incorporated herein by reference.

     (n)  Not applicable.

     (o)  Not Applicable.

     (p) (1) Code of Ethics of the Money Market Portfolio and the Registrant -- filed as an exhibit to Registrant's Twenty-first Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on May 1, 2000, which exhibit is incorporated herein by reference.

          (2) Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc. and Meeder Asset Management, Inc. -- filed as an exhibit to Registrant's Twenty-first Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on May 1, 2000, which exhibit is incorporated herein by reference.

     (q) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 24.  Persons Controlled By or Under Common Control With Registrant.
          -------------------------------------------------------------

     None.

Item 25.  Indemnification
          ---------------

     Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992. As provided therein, the Fund is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Fund, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Fund is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Fund, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Fund will comply with the provisions of Investment Company Act.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

     Not applicable.

Item 27.  Principal Underwriters.
          ----------------------

     Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

     Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of U.S. Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29.  Management Services.
          -------------------

     None.

Item 30.  Undertakings
          ------------

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 30th day of April, 2002.

                                        MEEDER ADVISOR FUNDS

                                        BY: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag, Vice President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

APRIL 30, 2002                              /s/ Wesley F. Hoag
------------------------                    -----------------------------------
Date Signed                                 Wesley F. Hoag, Vice President

                         Pursuant to Powers of Attorney
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
           Roger D. Blackwell, James W. Didion, Charles A. Donabedian,
                    Robert S. Meeder, Jr., Jack Nicklaus II,
                               and Walter L. Ogle
                        Trustees of Meeder Advisor Funds

APRIL 30, 2002                              /s/ Wesley F. Hoag
-----------------------                     -----------------------------------
Date Signed                                 Wesley F. Hoag
                                            Executed by Wesley F. Hoag
                                            Pursuant to Powers of Attorney

                                   SIGNATURES

     Asset Allocation Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of Meeder Advisor Funds (File No. 33-48922) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 2002.

                                        ASSET ALLOCATION PORTFOLIO

                                        By: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 2002.

     SIGNATURE                          TITLE

Robert S. Meeder, Sr.*                  President and Trustee
---------------------------
Robert S. Meeder Sr.

Milton S. Bartholomew*                  Trustee
---------------------------
Milton S. Bartholomew

Roger D. Blackwell*                     Trustee
---------------------------
Roger D. Blackwell

James W Didion*                         Trustee
---------------------------
James W. Didion

Charles A. Donabedian*                  Trustee
---------------------------
Charles A. Donabedian

Robert S. Meeder, Jr.*                  Vice President and Trustee
---------------------------
Robert S. Meeder, Jr.

Jack W. Nicklaus II*                    Trustee
---------------------------
Jack W. Nicklaus II

Walter L. Ogle*                         Trustee
---------------------------
Walter L. Ogle

Bruce E. McKibben                       Treasurer, Chief Financial
-------------------------------         Officer and Chief Accounting
Bruce E. McKibben                       Officer

*By: /s/ Wesley F. Hoag
     -----------------------
     Wesley F. Hoag
     Executed by Wesley F. Hoag on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Utilities Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 2002.

                                        UTILITIES PORTFOLIO

                                        By: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 2002.

     SIGNATURE                          TITLE

Robert S. Meeder, Sr.*                  President and Trustee
---------------------------
Robert S. Meeder Sr.

Milton S. Bartholomew*                  Trustee
---------------------------
Milton S. Bartholomew

Roger D. Blackwell*                     Trustee
---------------------------
Roger D. Blackwell

James W Didion*                         Trustee
---------------------------
James W. Didion

Charles A. Donabedian*                  Trustee
---------------------------
Charles A. Donabedian

Robert S. Meeder, Jr.*                  Vice President and Trustee
---------------------------
Robert S. Meeder, Jr.

Jack W. Nicklaus II*                    Trustee
---------------------------
Jack W. Nicklaus II

Walter L. Ogle*                         Trustee
---------------------------
Walter L. Ogle

Bruce E. McKibben                       Treasurer, Chief Financial
-------------------------------         Officer and Chief Accounting
Bruce E. McKibben                       Officer

*By: /s/ Wesley F. Hoag
     -----------------------
     Wesley F. Hoag
     Executed by Wesley F. Hoag on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Growth Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 2002.

                                        GROWTH STOCK PORTFOLIO

                                        By: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 2002.

     SIGNATURE                          TITLE

Robert S. Meeder, Sr.*                  President and Trustee
---------------------------
Robert S. Meeder Sr.

Milton S. Bartholomew*                  Trustee
---------------------------
Milton S. Bartholomew

Roger D. Blackwell*                     Trustee
---------------------------
Roger D. Blackwell

James W Didion*                         Trustee
---------------------------
James W. Didion

Charles A. Donabedian*                  Trustee
---------------------------
Charles A. Donabedian

Robert S. Meeder, Jr.*                  Vice President and Trustee
---------------------------
Robert S. Meeder, Jr.

Jack W. Nicklaus II*                    Trustee
---------------------------
Jack W. Nicklaus II

Walter L. Ogle*                         Trustee
---------------------------
Walter L. Ogle

Bruce E. McKibben                       Treasurer, Chief Financial
-------------------------------         Officer and Chief Accounting
Bruce E. McKibben                       Officer

*By: /s/ Wesley F. Hoag
     -----------------------
     Wesley F. Hoag
     Executed by Wesley F. Hoag on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Money Market Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 2002.

                                        MONEY MARKET PORTFOLIO

                                        By: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 2002.

     SIGNATURE                          TITLE

Robert S. Meeder, Sr.*                  President and Trustee
---------------------------
Robert S. Meeder Sr.

Milton S. Bartholomew*                  Trustee
---------------------------
Milton S. Bartholomew

Roger D. Blackwell*                     Trustee
---------------------------
Roger D. Blackwell

James W Didion*                         Trustee
---------------------------
James W. Didion

Charles A. Donabedian*                  Trustee
---------------------------
Charles A. Donabedian

Robert S. Meeder, Jr.*                  Vice President and Trustee
---------------------------
Robert S. Meeder, Jr.

Jack W. Nicklaus II*                    Trustee
---------------------------
Jack W. Nicklaus II

Walter L. Ogle*                         Trustee
---------------------------
Walter L. Ogle

Bruce E. McKibben                       Treasurer, Chief Financial
-------------------------------         Officer and Chief Accounting
Bruce E. McKibben                       Officer

*By: /s/ Wesley F. Hoag
     -----------------------
     Wesley F. Hoag
     Executed by Wesley F. Hoag on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     International Equity Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 2002.

                                        INTERNATIONAL EQUITY PORTFOLIO

                                        By: /s/ Wesley F. Hoag
                                            ------------------------------------
                                            Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of Meeder Advisor Funds (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 2002.

     SIGNATURE                          TITLE

Robert S. Meeder, Sr.*                  President and Trustee
---------------------------
Robert S. Meeder Sr.

Milton S. Bartholomew*                  Trustee
---------------------------
Milton S. Bartholomew

Roger D. Blackwell*                     Trustee
---------------------------
Roger D. Blackwell

James W Didion*                         Trustee
---------------------------
James W. Didion

Charles A. Donabedian*                  Trustee
---------------------------
Charles A. Donabedian

Robert S. Meeder, Jr.*                  Vice President and Trustee
---------------------------
Robert S. Meeder, Jr.

Jack W. Nicklaus II*                    Trustee
---------------------------
Jack W. Nicklaus II

Walter L. Ogle*                         Trustee
---------------------------
Walter L. Ogle

Bruce E. McKibben                       Treasurer, Chief Financial
-------------------------------         Officer and Chief Accounting
Bruce E. McKibben                       Officer

*By: /s/ Wesley F. Hoag
     -----------------------
     Wesley F. Hoag
     Executed by Wesley F. Hoag on behalf
     of those indicated pursuant to Powers of Attorney